As filed with the Securities and Exchange Commission on December 28, 1995
                                File No. 811-5151
                            Registration No. 33-14196
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------


                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         |X|

                         Pre-Effective Amendment No.                       |_|

                       Post-Effective Amendment No. 32                     |X|

                                       and

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      |X|

                       Post-Effective Amendment No. 71                     |X|


                                MUTUAL FUND GROUP
               (Exact Name of Registrant as Specified in Charter)

                              125 West 55th Street
                            New York, New York 10019
               (Address of Principal Executive Office) (Zip Code)

       Registrant's Telephone Number, including Area Code: (212) 492-1600

                                                        Copy to:
Ann Bergin                                              Carl Frischling, Esq.
Mutual Fund Group                                       Kramer, Levin, et. al.
125 West 55th Street                                    919 Third Avenue
New York, New York  10019                               New York, New York 10022
-------------------------------------------------------------------------------
(Name and Address of Agent for Service)


It is proposed that this filing will become effective:

   |_|      immediately upon filing pursuant to      |_|  on(    )  pursuant to
            paragraph (b)                                 paragraph (b)
   |_|      60 days after filing pursuant to         |_|  on(    ) pursuant to
            paragraph (a)(1)                              paragraph (a)(1)
   |X|      75 days after filing pursuant to         |_|  on(    ) pursuant to
                  paragraph (a)(2)                        paragraph (a)(2) rule
                                                          485.

If appropriate, check the following box:

|_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


                               ------------------


The Registrant has registered an indefinite number or amount of its shares of common stock for each of its series under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940 on July 18, 1994 and Registrant's Rule 24f-2 Notice was filed on November 27, 1995.

                              CROSS-REFERENCE SHEET


                  (Pursuant to Rule 404 showing location in each form of Prospectus of the responses to the Items in Part A and location in each form of Prospectus and the Statement of Additional Information of the responses to the Items in Part B of Form N-1A).


                      VISTA(sm) GOVERNMENT SECURITIES FUND
                          VISTA(SM) AMERICAN VALUE FUND

Item Number
Form N-1A,                                              Statement of Additional
 Part A        Prospectus Caption                        Information Caption

    1          Front Cover Page                                     *

  2(a)         Expense Summary                                      *

   (b)         Not Applicable                                       *

  3(a)         Financial Highlights                                 *

   (b)         Not Applicable                                       *

   (c)         Yield and Performance                                *
               Information


 4(a)(b)       Other Information                                    *
               Concerning Shares of the
               Fund; Investment Objectives,
               Policies and Risk Factors;
               Additional Information on
               Investment Policies and
               Techniques

   (c)         Investment Objectives, Policies                      *
               and Risk Factors

   (d)         Not Applicable                                       *

   5(a)        Management                                           *

   (b)         Management - The Adviser;                            *
               Back Cover Page

  (c)(d)       Management  - The                                    *
               Administrator; Shareholder
               Servicing Agents, Transfer
               Agent and Custodian

   (e)         Shareholder Servicing Agents,                        *
               Transfer Agent and Custodian -
               Transfer Agent and Custodian;
               Back Cover Page

   (f)         Other Information Concerning                         *
               Shares of the Fund - Expenses

   (g)         Not Applicable                                       *

   5A          Not Applicable                                       *

  6(a)         Other Information Concerning                         *
               Shares of the Fund -
               Description of Shares, Voting
               Rights and Liabilities

   (b)         Not Applicable                                       *

   (c)         Not Applicable                                       *

   (d)         Not Applicable                                       *

 (e)(f)        Shareholder Servicing Agents,                        *
               Transfer Agent and Custodian -
               Shareholder Servicing Agents

   (f)         Other Information Concerning                         *
               Shares of the Fund - Net
               Income - Dividends and Capital
               Gains Distributions

   (g)         Tax Matters                                     Tax Matters

  7(a)         Purchases and Redemptions of                         *
               Shares - Purchases; Back
               Cover Page

   (b)         Purchases and Redemptions of                         *
               Shares - Purchases; Other
               Information Concerning Shares
               of the Fund - Net Asset Value;
               Shareholder Servicing Agents,
               Transfer Agent and Custodian -
               Shareholder Servicing Agents

   (c)         Not Applicable                                       *

   (d)         Shareholder Servicing Agents,                        *
               Transfer Agent and Custodian -
               Shareholder of Servicing
               Agents

   (e)         Purchases and Redemptions of                         *
               Shares; Other Information
               concerning Shares of the Fund
               - Distribution Plans and
               Distribution and Sub-
               Administration Agreement

  8(a)         Purchases and Redemptions of                         *
               Shares - Redemptions

   (b)         Purchases and Redemptions of                         *
               Shares - Redemptions

   (c)         Not Applicable                                       *

   (d)         Not Applicable                                       *

    9          Not Applicable                                       *

                    VISTA(SM) U.S. GOVERNMENT SECURITIES FUND
                          VISTA(sm) AMERICAN VALUE FUND

Item Number
Form N-1A,                                     Statement of Additional
  Part B        Prospectus Caption               Information Caption

10                   *                         Front Cover Page

11                   *                         Front Cover Page

12                   *                         Not Applicable

13              Investment Objective and       Investment Objective,
                Policies                       Policies and Restrictions

14                   *                         Management of the Fund -
                                               Trustees and Officers

15(a)                *                         Not Applicable

  (b)                *                         Not Applicable

  (c)                *                         Management of the Fund

16(a)           Management-- The Adviser       Management of the Fund-Adviser

  (b)           Management -- The Adviser      Management of the Fund-Adviser

  (c)           Other Information Concerning   Management of the Fund-
                Shares of the Fund - Expenses  Administrator

  (d)           Management --                  Management of the Fund-
                The Administrator              Administrator

  (e)                 *                        Not Applicable

  (f)           Purchases and Redemptions      Management of the Fund-
                of Shares; Other Information   Distribution
                concerning Shares -
                Distribution of the Fund
                -Distribution Plan and
                Distribution and Sub-
                Administration Agreement

  (g)                    *                     Not Applicable

Item Number
Form N-1A,                                      Statement of Additional
  Part B        Prospectus Caption               Information Caption


  (h)                    *                     Management of the Fund -
                                               Shareholder Servicing Agents,
                                               Transfer Agent and Custodian;
                                               Independent Accountants; Back
                                               Cover Page

  (i)                    *                     Not Applicable

17              Investment Objective and       Investment Objectives, Policies
                Policies                       and Restrictions - Portfolio
                                               Transactions

18              Other Information Concerning   General Information - Description
                Shares of the Fund -           of Shares, Voting Rights and
                Description of Shares          Liabilities
                Voting Rights and Liabilities

19(a)           Purchases and Redemptions of   *
                Shares

  (b)           Other Information Concerning   Determination of Net Asset Value
                Shares of the Fund - Net Asset
                Value; Purchases and
                Redemptions of Shares

  (c)                    *                      Not Applicable

20              Tax Matters                     Tax Matters

21(a)                    *                      Management of the Fund -
                                                Distributor

  (b)                    *                      Management of the Fund -
                                                Distributor

  (c)                    *                      Not Applicable

22                       *                      Performance Information - Yield
                                                Quotations

23                       *                      Not Applicable


Part C

         Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

                                     PART A

                                   PROSPECTUS

                           VISTA(SM) AMERICAN VALUE FUND

                                                               ___________, 1996



          VISTA AMERICAN VALUE FUND (the "Fund") seeks to maximize total return, consisting of capital appreciation (both realized and unrealized) and income. The Fund seeks to achieve its objective by investing primarily in the equity securities of well-established U.S. companies (i.e., companies with at least a five-year operating history) which are considered to be undervalued by the market. Equity securities include common stock, preferred stock and securities convertible into or exchangeable for common or preferred stock. The Fund is a non-diversified series of Mutual Fund Group (the "Trust"), an open-end, management investment company organized as a business trust under the laws of the Commonwealth of Massachusetts on May 11, 1987, presently consisting of __ separate series (the "Funds"). Because the Fund is "non-diversified", more of the Fund's assets may be concentrated in the securities of any single issuer than if the Fund was "diversified" which may make the value of shares of the Fund more susceptible to certain risks than shares of a diversified mutual fund.

         Of course, there can be no assurance that the Fund will achieve its investment objective. Prospective investors should carefully consider the risks associated with an investment in the Fund. For a further discussion on the risks associated with an investment in the Fund, see "Investment Objective and Policies" in this Prospectus. Investors should also refer to "Additional Information on Investment Policies and Techniques" on page __.

          The Chase Manhattan Bank, N.A. ("Chase" or the "Adviser") is the investment adviser, custodian (the "Custodian") and administrator (the "Administrator"). Van Deventer & Hoch ("VD&H") is the investment sub- adviser. Vista Broker-Dealer Services, Inc. ("VBDS") is the Fund's distributor and is unaffiliated with Chase. Investments in the Fund are subject to risk--including possible loss of principal--and will fluctuate in value. Shares of the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, The Chase Manhattan Bank, N.A. or any of its affiliates and are not insured by, obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

                  Shares of the Fund are continuously offered for sale without a sales load through VBDS, the Fund's distributor (the "Distributor"), to customers of a financial institution, such as a federal or state-chartered bank, trust company or savings and loan association with which the Fund has entered into a shareholder servicing agreement (collectively, "Shareholder Servicing
Agents")  or  to  customers  of  a  securities   broker  or  certain   financial
institutions  who  have  entered  into  Selected  Dealer   Agreements  with  the
Distributor. The Fund has a distribution plan and may incur distribution expenses, at an annual rate, not to exceed 0.25% of average daily net assets. An investor should obtain from his Shareholder Servicing Agent, and should read in conjunction with this Prospectus the materials provided by the Shareholder Servicing Agent describing the procedures under which the shares may be purchased and redeemed through such Shareholder Servicing Agent. Shares of the Fund may be redeemed by shareholders at the net asset value next determined on any Fund Business Day as hereinafter defined.

         This Prospectus sets forth concisely the information concerning the Fund that a prospective investor should know before investing. A Statement of Additional Information for the Fund, dated ________________, 1996, which contains more detailed information concerning the Fund including the trustees and officers of the Fund, has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference. An investor may obtain a copy of the Statement of Additional Information without charge by contacting his or her Shareholder Servicing Agent, the Distributor or by calling the Vista Service Center at 1-800-34-VISTA.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE

ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    Investors should read this Prospectus and retain it for future reference.

         For information about the Fund or your account, simply call the Vista Service Center at the following toll-free number: 1-800-34-VISTA.

                                TABLE OF CONTENTS




Expense Summary.............................................................4
Financial Highlights........................................................5
Investment Objective and Policies...........................................6
Additional Information on Investment Policies and Techniques................8
Management of the Fund.....................................................13
Purchases and Redemptions of Shares........................................15
Tax Matters................................................................19
Other Information Concerning Shares of the Fund............................20
Shareholder Servicing Agents, Transfer Agent and Custodian.................22
Yield and Performance Information .........................................24

                                 EXPENSE SUMMARY

         The following table provides (i) a summary of the aggregate annual operating expenses of the Fund, as a percentage of average net assets of the Fund, and (ii) an example illustrating the dollar cost of such expenses on a $1,000 investment in shares of the Fund.



Annual Fund Operating Expenses
(as a percentage of net assets)

Investment Advisory Fee........................    0.70%
Rule 12b-1 Distribution Plan Fee+..............    0.25%
Other Expenses
  --Administration Fee.........................    0.10%
  --Sub-Administration Fee.....................    0.05%
  --Shareholder Servicing Fee..................    0.08%
  --Other Operating Expenses++.................    0.14%
                                                   ----
Total Fund Operating Expenses..................    1.32%
                                                   ====


Example:

         You would pay the following expenses on a $1,000 investment in the Fund, assuming (1) a 5% annual total return and (2) redemption at the end of:


1 year  ......................................................  $
3 years.......................................................  $
5 years ......................................................  $
10 years......................................................  $

----------------------
+ As a result of distribution fees, a long-term shareholder in the Fund may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc.
++       A shareholder may incur a $10.00 charge for certain wire redemptions.

         The purpose of the expense summary provided above is to assist investors in understanding the various costs and expenses that a shareholder in the Fund will bear directly or indirectly. The expense summary shows the investment advisory fee, distribution plan fee, administrative fee, sub-administrative fee, shareholder servicing agent fee and other operating expenses expected to be incurred by the Fund during the fiscal year. A more complete description of the Fund's expenses, including any potential fee waivers, is set forth herein.

         The "Example" set forth above assumes all dividends and other distributions are reinvested and that the percentages under "Annual Fund Operating Expenses" remain the same in the years shown. The "Example" should not be considered a representation of past or future expenses of the Fund; actual expenses may be greater or less than shown.

FINANCIAL HIGHLIGHTS

         [The table set forth below provides selected per share data and ratios for a share outstanding throughout the period shown for the Hanover American Value Fund, the predecessor to the Fund (the "Predecessor Fund"). This information is supplemented by financial statements and accompanying notes appearing in the Fund's [Semi]Annual Report to Shareholders for the period from commencement of operations (see respective dates below) through ___________, 1995, which has been audited by _______ and which is incorporated by reference into the Statement of Additional Information. Shareholders may obtain a copy of this [semi-]annual report by contacting the Fund or their Shareholder Servicing Agent.]

                                                                       __/__/95*
                                                                         through
                                                                        __/__/95
                                                                     (Unaudited)

Per Share Operating Performance
    Net Asset Value, Beginning of Period...............................  $
    Income From Investment Operations..................................
    Net Investment Income..............................................
    Net Gains or Losses in Securities (both realized and unrealized)
    Total from Investment Operations...................................

Less Distributions:
    Dividends from Net Investment Income................................
    Distributions from Capital Gains....................................

Total Distributions.....................................................

Net Asset Value, End of Period..........................................  $
                                                                          =

Totals Return(1)........................................................

Ratios/Supplemental Data
    Net Assets, End of Period (000 omitted).............................   $
    Ratio of Expenses to Average Net Assets #...........................
    Ratio of Net Investment Income to Average Net Assets #
    Ratio of Expenses Without Waivers and Assumption of Expenses to
      Average Net Assets #..............................................
    Ratio of Net Investment Income Without Waivers and Assumption of
      Expenses to Average Assets #......................................

Portfolio Turnover Rate.................................................  ____



#        Annualized.
*        Commencement of operations.
**       Commencement of offering shares.
(1) Total rates of return are calculated before taking into any sales load for Class A shares, or any contingent deferred sales charge for Class B shares.

INVESTMENT OBJECTIVE AND POLICIES

         The investment objective of the Fund is to maximize total return, consisting of capital appreciation (both realized and unrealized) and income. The Fund seeks to achieve its objective by investing primarily in the equity securities of well-established U.S. companies (i.e., companies with at least a five-year operating history) which, in the opinion of the Fund's Adviser or Sub-Adviser, are undervalued by the market. The equity securities in which the Fund invests generally consist of common stock, preferred stock and securities convertible into or exchangeable for common or preferred stock. Under normal market conditions, at least 65% of the value of the Fund's total assets will be invested in the equity securities of U.S. companies. The Fund may invest in companies without regard to market capitalization, although it generally does not expect to invest in companies with market capitalizations of less than $200 million. The securities in which the Fund invests are expected to be either listed on an exchange or traded in an over-the-counter market. The Fund may invest up to 20% of the value of its total assets in the equity securities of foreign issuers, including American Depositary Receipts ("ADRs"), which are described under "Additional Information on Investment Policies and Techniques." The Fund expects that investments in foreign issuers, if any, will generally be in companies which generate substantial revenues from U.S.
operations and which are listed on U.S. securities exchanges.

         In selecting investments for the Fund, the Fund's Adviser or Sub-Adviser generally seeks companies which it believes exhibit characteristics of financial soundness and are undervalued by the market. In seeking to identify financially sound companies, the Fund's Adviser or Sub-Adviser looks for companies with strongly capitalized balance sheets, an ability to generate substantial cash flow, relatively low levels of leverage, an ability to meet debt service requirements and a history of paying dividends. In seeking to identify undervalued companies, the Fund's Adviser or Sub-Adviser looks for companies with substantial tangible assets such as land, timber, oil and other natural resources, or important brand names, patents, franchises or other intangible assets which may have greater value than what is reflected in the company's financial statements. The Adviser or Sub-Adviser will often select investments for the Fund which are considered to be unattractive by other investors or are unpopular with the financial press.

Common Stocks

         Common stock represents the residual ownership interest in the issuer after all of its obligations and preferred stocks are satisfied. Common stocks fluctuate in price in response to many factors, including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Preferred Stocks

         Preferred stock has a preference over common stock in liquidation and generally in dividends as well, but is subordinated to the liabilities of the issuer in all respects. Preferred stock may or may not be convertible into common stock. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

Convertible and Exchangeable Securities

         Convertible securities generally offer fixed interest or dividend yields and may be converted either at a stated price or stated rate for common or preferred stock. Exchangeable securities may be exchanged on specified terms for common or preferred stock. Although to a lesser extent than with fixed income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible or exchangeable securities tends to vary with fluctuations in the market value of the underlying common or preferred stock. Debt securities that are convertible into or exchangeable for preferred or common stock are liabilities of the issuer but are generally subordinated to more senior elements of the issuer's balance sheet.

Other Investments and Activities

         Although the Fund invests primarily in equity securities, it may invest up to 25% of the value of its total assets in high quality, short-term money market instruments, repurchase agreements and cash ("Money Market Instruments"), as described under "Additional Information on Investment Policies and Techniques." In addition, the Fund may make substantial temporary investments in investment grade U.S. debt securities and invest without limit in Money Market Instruments when the Fund's Adviser or Sub-Adviser believes a defensive posture is warranted. To the extent that the Fund deviates from its investment policies during temporary defensive periods, its investment objective may not be achieved.

         The Fund may also engage in certain other activities and utilize certain other strategies, as described and subject to the limitations and risks described under "Additional Information on Investment Policies and Techniques." The Fund has no current intention to engage in the various investment strategies described under "Additional Information on Investment Policies and Techniques" under the caption "Hedging and Derivatives," but it is authorized to engage in all of those strategies. A description of these investment strategies and certain risks associated therewith is contained under the caption "Additional Information on Investment Policies and Techniques" in this Prospectus and in the Statement of Additional Information.

         The investment objective of the Fund is fundamental and may not be changed without the affirmative vote of a "majority" of the holders of the Fund's outstanding shares. Of course, achievement of the objective cannot be guaranteed. The investment policies and activities of the Fund, with the exception of those which are identified as fundamental, are not fundamental and may be changed by the Board of Trustees of the Trust without the approval of shareholders. Additional fundamental investment policies of the Fund are identified in the Statement of Additional Information.

         The investment policies of the Fund may lead to frequent changes in investments, particularly in periods of rapidly changing market conditions or interest rates. The portfolio turnover of the Fund may be higher than that of other investment companies. While it is impossible to predict with certainty the portfolio turnover for the Fund, the Fund's Adviser and Sub-Adviser expect that the annual turnover rate will not exceed 100%. High portfolio turnover rates will generally result in higher transaction costs to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. High portfolio turnover rates may also make it more difficult for the Fund to satisfy the requirement for qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), that less than 30% of the Fund's gross income in any tax year be derived from gains on the sale of securities held for less than three months. The portfolio turnover rate is computed by dividing the lesser amount of the securities purchased or securities sold by the average monthly value of securities owned during the year (excluding securities whose maturities at acquisition were one year or less).


ADDITIONAL INFORMATION ON INVESTMENT POLICIES AND TECHNIQUES

         Following is a description of certain additional types of investments which the Fund may make, and certain activities in which the Fund may engage.

Money Market Instruments

         The Fund may invest in cash or high quality, short-term money market instruments. Such instruments may include U.S. Government Securities; commercial paper or domestic issuers rated, at the time of purchase, at least in the category P-1 by Moody's Investor's Service, Inc. ("Moody's"), A-1 by Standard & Poors Corporation ("S&P"), F-1 by Fitch or D-1 by Duff & Phelps ("D&P"), rated comparably by another Nationally Recognized Statistical Rating Organization, or, if not rated, of comparable quality as determined by their investment adviser;

certificates of deposits, banker's acceptances or time deposits and repurchase agreements. The Fund limits its investment in U.S. bank obligations to obligations of U.S. banks that have more than $1 billion in total assets at the time of investment and are subject to regulation by the U.S. Government.

Foreign Securities

         The Fund may invest in securities of foreign issuers, although the Fund does not currently intend to invest more than 20% of its assets in such securities. Investments in foreign securities may involve investment risks such as future political and economic developments, the possible imposition of foreign withholding taxes, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls or other foreign governmental laws or restrictions that might adversely affect the payment of dividends. Changes in the exchange rates of foreign currencies in which the Fund's investments may be denominated will affect the U.S. dollar value of the Fund's assets and the Fund's return. Foreign securities markets may be smaller and less liquid and may be subject to settlement difficulties, greater price volatility and higher transaction costs and other expenses than U.S. markets. Foreign issuers may not be subject to the same disclosure, accounting, auditing and financial record-keeping standards and requirements as U.S. issuers.

American Depositary Receipts

         The Fund may purchase ADRs, subject to the limitation set forth under "Investment Objectives and Policies." ADRs are receipts issued by U.S. banks or trust companies in respect of securities of foreign issuers held on deposit for use in the U.S. securities markets. The Fund treats ADRs as interests in the underlying securities for purposes of its investment policies. While ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted, certain of the risks associated with foreign securities (discussed above) may also apply to ADRs. The Fund will limit its investment in ADRs not sponsored by the issuer of the underlying securities to no more than 5% of the value of its net assets (at the time of investment). See the Statement of Additional Information for certain risks related to unsponsored ADRs.

Corporate Reorganizations

         The Fund may invest without limitation in securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or similar reorganization proposal has been announced if, in the judgment of the Adviser or Sub-Adviser, there is a reasonable prospect of capital appreciation significantly greater than the added portfolio turnover expenses inherent in the short-term nature of such transactions. The principal risk is that such offers or proposals may not be consummated within the time and under the terms contemplated at the time of the investment, in which case, unless such offers or proposals are replaced by equivalent or increased offers or proposals which are consummated, the Fund may sustain a loss.

Warrants and Rights

         The Fund may invest up to 5% of the value of its total assets (at the time of investment) in warrants or rights (other than those acquired in units or attached to other securities) which entitle the holder to buy equity securities at a specific price during or at the end of a specific period of time. The Fund will not invest more than 2% of the value of its total assets in warrants or rights which are not listed on the New York or American Stock Exchanges.

Repurchase Agreements

         Securities held by the Fund may be subject to repurchase agreements. Pursuant to a repurchase agreement, the Fund will purchase portfolio securities from a seller which commits itself, at the time of sale, to repurchase the securities at a mutually agreed upon time and price. Repurchase agreements may be characterized as loans which are collateralized by the underlying securities. The Fund will enter into repurchase agreements only with counterparties which are member banks of the Federal Reserve System and security dealers believed creditworthy and only if fully collateralized by U.S. Government Obligations or other securities in which the Fund is permitted to invest. As an operating policy, the Fund, through its custodian bank, takes constructive possession of the collateral underlying repurchase agreements. Additionally, procedures have been established for the Fund to monitor, on a daily basis, the market value of the collateral underlying all repurchase agreements to ensure that the collateral is at least 102% of the value of the repurchase agreements. Investments by the Fund in repurchase agreements maturing in more than seven days are subject to the restrictions on investments in illiquid securities discussed below under "Illiquid Securities." In the event of default by the seller under the repurchase agreement, the Fund could experience losses that include: (i) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto;
(ii) additional expenses to the Fund for enforcing those rights; (iii) possible loss of all or part of the income or proceeds of the repurchase agreement; and
(iv) possible delay in the disposition of the underlying security pending court action or possible loss of rights in such securities.

Reverse Repurchase Agreements

         The Fund may also enter into reverse repurchase agreements to avoid selling securities during unfavorable market conditions to meet redemptions. Pursuant to a reverse repurchase agreement, the Fund will sell portfolio securities and agree to repurchase them from the buyer at a particular date and price. Whenever the Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets in an amount at least equal to the repurchase price marked to market daily (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. The Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by the Fund under the 1940 Act and are subject to the Fund's general limitation with respect to borrowings.

Loans of Portfolio Securities

         Although the Fund does not anticipate engaging in such activity in the ordinary course of business, the Fund may lend portfolio securities to broker-dealers and other institutional investors in order to generate additional income. Such loans of portfolio securities may not exceed 30% of the value of its total assets. In connection with such loans, the Fund will receive collateral consisting of cash, cash equivalents, U.S. Government securities or irrevocable letters of credit issued by financial institutions. Such collateral will be maintained at all times in an amount equal to at least 102% of the current market value of the securities loaned plus accrued interest. The Fund can earn income through the investment of such collateral. The Fund continues to be entitled to the interest payable or any dividend-equivalent payments received on a loaned security and, in addition, receive interest on the amount of the loan. However, the receipt of any dividend-equivalent payments by the Fund on a loaned security from the borrower will not qualify for the dividends-received deduction. Such loans will be terminable at any time upon specified notice. The Fund might experience risk of loss if the institutions with which it has engaged in portfolio loan transactions breach their agreements with such Fund. The risk in lending portfolio securities, as with other extensions of secured credit, consist of possible delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower experience financial difficulty. Loans will be made only to firms deemed by the Adviser or Sub-Adviser to be of good standing and will not be made unless, in the judgment of the investment Adviser or Sub-Adviser, the consideration to be earned from such loans justifies the risk.

Illiquid or Restricted Securities

         The Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. Investments in securities which are "restricted" may involve added expenses to the Fund should the Fund be required to bear registration costs with respect to such securities and could involve delays in disposing of such securities which might have an adverse effect upon the price and timing of sales of such securities and the liquidity of the Fund with respect to redemptions. As a matter of fundamental policy the Fund will not invest more than 15% of the value of its total assets in illiquid investments, such as "restricted securities" which are illiquid, and securities that are not readily marketable. As more fully described in the Statement of Additional Information, the Fund may purchase certain restricted securities ("Rule 144A securities") for which there may be a secondary market of qualified institutional buyers as contemplated by recently adopted Rule 144A under the Securities Act of 1933. The Fund's holdings of Rule 144A securities which are liquid securities will not be subject to the 15% limitation described above. There is no assurance that a liquid market in Rule 144A securities will develop or be maintained. To the extent that the number of qualified institutional buyers is reduced, a previously liquid Rule 144A security may be determined to be illiquid, thus increasing the percentage of illiquid assets in the Fund's portfolio. The Board of Trustees of the Trust will be responsible for monitoring the liquidity of Rule 144A securities and the selection by the Adviser or Sub-Adviser of such securities.

Firm Commitments and When-Issued Securities

         The Fund may purchase securities on a firm commitment basis, including when-issued securities. Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. The Fund will make commitments to purchase securities on a firm commitment basis only with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable.

         No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. The Fund will establish a segregated account in which it will maintain liquid assets in an amount at least equal in value to the Fund's commitments to purchase securities on a firm commitment basis. If the value of theses assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

Other Investment Companies

         The Fund may invest up to 10% of the value of its total assets in shares of other investment companies, subject to such investments being consistent with the overall objective and policies of the Fund and subject to the limitations of the 1940 Act and the Fund's investment limitations as described in the Statement of Additional Information.

Variable Rate Securities and Participation Certificates

         The variable rate demand instruments that may be purchased by the Fund are obligations (including bonds, notes, certificates of deposit and commercial paper) that provide for a periodic adjustment in the interest rate paid on the instrument and/or permit the holder to demand payment upon a specified number of days' notice of the principal balance plus accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to such instrument. Such variable rate securities include participation certificates issued by a bank, insurance company or other financial institution, and in variable rate securities owned by such institutions or affiliated organizations. Participation certificates are pro rata interests in securities held by others; certificates of indebtedness or safekeeping are documentary receipts for such original securities held in custody by others. Participation certificates may be deemed illiquid securities (see "Investment Objectives, Policies and Restrictions -- Investment Policies:
Variable Rate Securities and Participation Certificates" in the Statement of Additional Information).

         The Adviser will monitor on an on-going basis the ability of the underlying issuers to meet their demand obligations. Although variable rate securities may be sold, it is intended that they be held until an interest reset date, except under certain specified circumstances (see "Investment Objectives, Policies and Restrictions -Investment Policies: Variable Rate Securities and Participation Certificates" in the Statement of Additional Information).

         As a result of the variable rate nature of these investments, the Fund's yield will decline and its shareholders will forego the opportunity for capital appreciation during periods when prevailing interest rates have declined. Conversely, during periods where prevailing interest rates have increased, the Fund's yield will increase and its shareholders will have reduced risk of capital depreciation.

Hedging and Derivatives

The Fund may invest its assets in derivative and related instruments subject only to the Fund's investment objective and policies and the requirement that, to avoid leveraging the Fund, the Fund maintains segregated accounts consisting of liquid assets, such as cash, U.S. Government securities, or other high-grade debt obligations (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under such instruments with respect to positions where there is no underlying portfolio asset.

         The value of some derivative or similar instrument in which the Fund invests may be particularly sensitive to changes in prevailing interest rates or other economic factors, and -- like other investment of the Fund -- the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Adviser or Sub-Adviser to forecast interest rates and other economic factors correctly. If the Adviser or Sub-Adviser incorrectly forecasts such factors and has taken positions in derivative or similar instruments contrary to prevailing market trends, the Fund could be exposed to the risk of a loss. The Fund may not employ any or all of the instruments described herein, and no assurance can be given that any strategy used will succeed.

         To  the  extent  permitted  by  the  Fund's  investment  objective  and policies, and as described more fully in the Statement of Additional Information, the Fund may (i) purchase, write and exercise call and put options on securities, securities indexes and foreign currencies (including using options in combination with securities, other options or derivative instruments); (ii) enter into futures contracts and options on futures contracts; (iii) employ forward currency and interest-rate contracts; (iv) purchase and sell mortgage-backed and asset backed securities; and (v) purchase and sell structured products.

         Risk Factors. As explained more fully in the Statement of Additional Information, there are a number of risk factors associated with the use of derivatives and related instruments. There can be no guarantee that there will be a correlation between price movements in a hedging vehicle and in the portfolio assets being hedged. As incorrect correlation could result in a loss on both the hedged assets in the Fund and the hedging vehicle so that the Funds return might have been greater had hedging not been attempted. This risk is particularly acute in the case of "cross-hedges" between currencies. The investment adviser may incorrectly forecast interest rates, market values or other economic factors in utilizing a derivatives strategy. In such a case, the Fund may have been in a better position had it not entered into such strategy. Hedging strategies, while reducing the risk of loss, can also reduce the opportunity for gain. In other words, hedging usually limits both potential losses as well as potential gains. Strategies not involving hedging may increase the risk to the Fund. Certain strategies, such as yield enhancement, can have speculative characteristics and may result in more risk to the Fund than hedging strategies using the same instruments. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out an option, futures contract or other derivative or related position. Many exchanges and boards of trade limit the amount of fluctuation permitted in option or futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Activities of large traders in the futures and securities markets involving arbitrage, "program trading," and other investment strategies may cause price distortions in these markets. In certain instances, particularly those involving over-the-counter transactions, forward contracts, foreign exchanges or foreign boards of trade, there is a greater potential that a counterparty or broker may default or be unable to perform on its commitments. In the event of such a default the Fund may experience a loss. In transactions involving currencies, the value of the currency underlying an instrument may fluctuate due to many factors, including economic conditions, interest rates, governmental policies and market forces.

MANAGEMENT OF THE FUND

         The Fund's Adviser is Chase, which also serves as the Fund's administrator. Chase global investment management capabilities are supported by investment professionals located in cities around the world, including New York, Geneva and Hong Kong. The Fund's investment Sub-Adviser is VD&H.

The Adviser

         The Adviser manages the assets of the Fund pursuant to an Investment Advisory Agreement dated __________________, 1996 and, subject to such policies as the Board of Trustees may determine, the Adviser makes investment decisions for the Fund. For its services under the Investment Advisory Agreement, the Adviser is entitled to receive an annual fee computed daily and paid monthly based at an annual rate equal to 0.60% of the Fund's average daily net assets. The Adviser may, from time to time, voluntarily waive all or a portion of its fees payable under the Advisory Agreement.

         The Adviser, a wholly-owned subsidiary of The Chase Manhattan Corporation, a registered bank holding company, is a commercial bank offering a wide range of banking and investment services to customers throughout the United States and around the world. Its headquarters is at One Chase Manhattan Plaza, New York, NY 10081. The Adviser, including its predecessor organizations, has over 100 years of money management experience and renders investment advisory services to others. Also included among the Adviser's accounts are commingled trust funds and a broad spectrum of individual trust and investment management portfolios. These accounts have varying investment objectives.

         Certain Relationships and Activities. The Adviser and its affiliates may have deposit, loan and other commercial banking relationships with the issuers of securities purchased on behalf of the Fund, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased. The Adviser and its affiliates deal, trade and invest for their own accounts in U.S. Government obligations, municipal obligations and commercial paper and are among the leading dealers of various types of U.S. Government obligations and municipal obligations. The Adviser and its affiliates may sell U.S. Government obligations and municipal obligations to, and purchase them from, other investment companies sponsored by the Distributor or affiliates of the Distributor. The Adviser will not invest the Fund's assets in any U.S. Government obligations, municipal obligations or commercial paper purchased from itself or any affiliate, although under certain circumstances such securities may be purchased from other members of an underwriting syndicate in which the Adviser or an affiliate is a non-principal member. This restriction may limit the amount or type of U.S. Government obligations, municipal obligations or commercial paper available to be purchased by the Fund. The Adviser has informed the Fund that in making its investment decisions, it does not obtain or use material inside information in the possession of any other division or department of the Adviser, including the division that performs services for the Fund as Custodian, or in the possession of any affiliate of the Adviser. Shareholders of the Fund are notified that Chase and its affiliates may exchange among themselves certain information about the shareholder and his account.

The Sub-Adviser

         Under an investment advisory agreement between the Trust, on behalf of the Fund, and Chase, Chase may delegate a portion of its responsibilities to a sub-adviser. In addition, the investment advisory agreement provides that Chase may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an adviser of the Fund and are under the common control of New Chase as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of Chase.

         Chase, on behalf of the Fund, has entered into an investment sub-advisory agreement (the "Sub-Advisory Agreement") with Van Deventer & Hoch ("VD&H"), whose principal offices are located at 800 North Brand Boulevard, Suite 300, Glendale, California 91203. VD&H is a general partnership which is equally owned by individuals who serve VD&H in key professional capacities and by CBC Holdings (California), which is a wholly-owned subsidiary of Chemical Banking Corporation, a bank holding company. VD&H provides a wide range of asset management services to individuals, corporations, private and charitable trusts, endowments, foundations and retirement funds. Its investment management responsibilities, as of ___________, 1995, included accounts with aggregate assets in excess of $__ billion. Richard D. Trautwein serves as executive Vice President at VD&H and is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Trautwein joined VD&H in 1972 and heads the firm's portfolio strategy group and is a member of the firm's investment policy committee.

         Subject to the supervision and direction of the Adviser and the Board of Trustees, VD&H provides investment sub-advisory services to the Fund in accordance with the Fund's objectives and policies, makes investment decisions for the Fund and places orders to purchase and sell securities on behalf of the Fund. The SubAdvisory Agreement provides that, as compensation for services, the Sub-Adviser receives, from the Advisor, a fee, computed and paid monthly based on a rate equal to .___% of the Fund's average daily net assets, on an annualized basis for the Fund's then-current fiscal year.

The Administrator

     Pursuant to an Administration Agreement, dated as of ___________, 1996 (the "Administration Agreement") Chase serves as administrator of the Fund.

         Chase provides certain administrative services, including, among other responsibilities, coordinating relationships with independent contractors and agents; preparing for signature by officers and filing of certain documents required for compliance with applicable laws and regulations excluding those of the securities laws of the various states; preparing financial statements; arranging for the maintenance of books and records; and providing office facilities necessary to carry out the duties thereunder. Chase is entitled to receive from the Fund a fee computed daily and paid monthly at an annual rate equal to 0.03% of the Fund's average daily net assets. Chase may, from time to time, voluntarily waive all or a portion of its fees payable to it under the administration agreements.

         Glass-Steagall Act. Chase has received the opinion of its legal counsel that it may provide the services described in the Investment Advisory and the Administration Agreements, as described above, and the Shareholder Servicing Agreements and Custodian Agreement with the Fund, as described below, without violating the federal banking law commonly known as the Glass-Steagall Act. The Act generally bars banks from publicly underwriting or distributing certain securities.

         Based on the advice of its counsel, the Adviser believes that the Court's decision, and these other decisions of banking regulators, permit it to serve as Adviser to a registered, open-end investment company.

         Regarding the performance of shareholder servicing and custodial activities, the staff of the Office of the Comptroller of the Currency, which supervises national banks, has issued opinion letters stating that national banks may engage in shareholder servicing and custodial activities. Therefore, the Adviser believes, based on advice of counsel, that it may serve as Shareholder Servicing Agent and/or Custodian to the Fund and render the services described below and as set forth in the shareholder servicing agreement and Custodian Agreement, as an appropriate, incidental national banking function and as a proper adjunct to its serving as Adviser and administrator to the Fund.

         Industry practice and regulatory decisions also support a bank's authority to act as administrator for a registered investment company. Chase, on the advice of its counsel, believes that it may render the services described in its Administration Agreement without violating the Glass-Steagall Act or other applicable banking laws.

         Possible future changes in federal law or administrative or judicial interpretations of current or future law, however, could prevent the Adviser from continuing to perform investment advisory, shareholder servicing, custodial or other administrative services for the Fund. If that occurred, the Fund's Board of Trustees promptly would seek to obtain for the Fund the services of another qualified Adviser, shareholder servicing agent, custodian or administrator, as necessary. Although no assurances can be given, the Fund believes that, if necessary, the transfer to a new Adviser, shareholder servicing agent, custodian or administrator could be accomplished without undue disruption to its operations.

         In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.


PURCHASES AND REDEMPTIONS OF SHARES

                                    Purchases

         The shares of the Fund are continuously offered for sale without a sales load at the net asset value next determined through Vista Broker-Dealer Services, Inc. ("VBDS" or the "Distributor") after an order is received and accepted by a Shareholder Servicing Agent if it is transmitted by VBDS prior to 4:00 p.m., Eastern time, on any business day during which the New York Stock Exchange is open for trading ("Fund Business Day"). (See "Other Information Concerning Shares of the Fund--Net Asset Value"). Orders for Fund shares received and accepted prior to 4:00 p.m., will be entitled to all dividends declared on such day. Shares of the Fund are being offered exclusively to customers of a Shareholder Servicing Agent (i.e., a financial institution, such as a federal or state-chartered bank, trust company or savings and loan association that has entered into a shareholder servicing agreement with the
Fund) or to customers of brokers or certain financial institutions which have entered into Shareholder Servicing Agreements with VBDS. An investor may purchase shares of the Fund by authorizing his Shareholder Servicing Agent, broker or financial institution to purchase such shares on his behalf through the Distributor, which the Shareholder Servicing Agent, broker or financial institution must do promptly. All share purchases must be paid for in U.S. dollars, and checks must be drawn on U.S. banks. In the event a check used to pay for shares purchased is not honored by the bank on which it is drawn, the purchase order will be cancelled and the shareholder will be liable for any losses or expenses incurred by the Fund or its agents.

         Shareholder Servicing Agents may offer services to their customers, including specialized procedures for the purchase and redemption of shares of the Fund, such as pre-authorized or systematic purchase and redemption programs and "sweep" checking programs. Each Shareholder Servicing Agent may establish its own terms, conditions and charges, including limitations on the amounts of transactions, with respect to such services. Charges for these services may include fixed annual fees, transaction fees, account maintenance fees and minimum account balance requirements. The effect of any such fees will be to reduce the yield on the investment of customers of that Shareholder Servicing Agent. Conversely, certain Shareholder Servicing Agents may (although they are not required by the Fund to do so) credit to the accounts of their customers from whom they are already receiving other fees an amount not exceeding the fees for their services as Shareholder Servicing Agents if they receive such fees (see "Shareholder Servicing Agents, Transfer Agent and Custodian--Shareholder Servicing Agents"), which will have the effect of increasing the yield on the investment of customers of that Shareholder Servicing Agent. Shareholder Servicing Agents may also increase or reduce the minimum dollar amount required to invest in the Fund and waive any applicable holding periods.

         The Fund reserves the right to cease offering its shares for sale at any time, to reject any order for the purchase of shares and to cease offering any services provided by a Shareholder Servicing Agent. Fund shares will be maintained in book entry form, and no certificates representing shares owned will be issued to shareholders.

                               Minimum Investments

         The Fund has established minimum initial and additional investments for the purchase of Fund Shares. The minimums detailed below vary by the type of account being established:

                  Account Type                       Minimum Initial Investment

Individual............................................        $2,500 (1)
Individual Retirement Account (IRA)...................        $1,000 (2)
Spousal IRA...........................................        $  250
SEP-IRA...............................................        $1,000 (2)
Purchase Accumulation Plan............................        $  250 (3)
Payroll Deduction Program.............................        $  100 (4)
(401(k), 403(b), Keogh)

---------------

(1) Employees of the Adviser and its affiliates, and Qualified Persons as defined in "Purchases of Class A Shares at Net Asset Value", are eligible for a $1,000 minimum initial investment.
(2) A $250 minimum initial investment is allowed if the new account is established with a $100 minimum monthly Systematic Investment Plan as described below.

(3) Account must be established with a $200 minimum monthly Systematic Investment Plan as described below.
(4) A $25 minimum monthly investment must be established through an automated payroll cycle.

         The minimum additional investment is $100 for all types of accounts.

                           Systematic Investment Plan

         A shareholder may establish a monthly investment plan by which investments are automatically made to his/her Vista Fund account through Automatic Clearing House (ACH) deductions from a checking account. The minimum monthly investment through this plan is $100. Shareholders may choose either to have these investments made during the first or third week each month. Please note that your initial ACH transactions may take up to 10 days from the receipt of your request to be established.

         Shareholders electing to start this Systematic Investment Plan when opening an account should complete Section 8 of the account application. Current shareholders may begin a Systematic Investment Plan at any time by sending a signed letter with signature guarantee to the Vista Service Center, P.O. Box 419392, Kansas City, MO 64141-6392. The letter should contain your Vista Fund account number, the desired amount and cycle of the systematic investment, and must include a voided check from the checking account from which debits are to be made. A signature guarantee may be obtained from a bank, trust company, broker-dealer or other member of the national securities exchange. Please note that a notary public cannot provide signature guarantees.

                                   Redemptions

         A shareholder may redeem all or any portion of the shares in his account on any Fund Business Day at the net asset value next determined after a redemption request in proper form is furnished by the shareholder to his Shareholder Servicing Agent and transmitted by it to and received by the Fund's Transfer Agent. Therefore, redemptions will be effected on the same day the redemption order is received only if such order is received prior to 4:00 p.m., Eastern time, on any Fund Business Day. Shares which are redeemed earn dividends up to and including the day prior to the day the redemption is effected. The proceeds of a redemption normally will be paid on the next Fund Business Day after the redemption is effected, but in any event within seven days. The forwarding of proceeds from redemption of shares which were recently purchased by check may be delayed up to 15 days. A shareholder who is a customer of a Shareholder Servicing Agent may redeem his Fund shares by authorizing his Shareholder Servicing Agent, its agent, or the Transfer Agent to redeem such shares. The signature of both shareholders is required for any written redemption requests (other than those by check) from a joint account. In addition, a redemption request may be deferred for up to 15 calendar days if the Transfer Agent has been notified of a change in either the address or the bank account registration previously listed in the Fund records.

          The value of shares of the Fund redeemed may be more or less than the shareholder's cost, depending on portfolio performance during the period the shareholder owned his shares. Redemptions of shares are taxable events on which the shareholder may recognize a gain or loss. Although the Fund generally retains the right to pay the redemption price of shares in kind with securities (instead of cash), the Trust has filed an election under Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to the amounts specified in the rule (approximately $250,000).

         The payment of redemption requests may be wired directly to a previously designated domestic commercial bank account or mailed to the shareholder's address of record. However, all telephone redemption requests in excess of $25,000 will be wired directly to such previously designated bank account, for the protection of shareholders. Normally, redemption payments will be transmitted on the next business day following receipt of the request (provided it is made prior to 4:00 p.m., Eastern time on any day redemptions may be made). Redemption payments requested by telephone may not be available in a previously deposited bank account for up to four days. For telephone redemptions, call the Vista Service Center at (800) 34-VISTA.

         The right of any shareholder to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period in which the New York Stock Exchange is closed (other than weekends or holidays) or trading on such Exchange is restricted or, to the extent otherwise permitted by the 1940 Act, if an emergency exists.

         Automatic Redemption Plan. A shareholder owning $10,000 or more of the shares of the Fund as determined by the then current net asset value may provide for the payment monthly or quarterly of any requested dollar amount (subject to limits) from his account to his order. A sufficient number of full and fractional shares will be redeemed so that the designated payment is received on approximately the 1st day of the month following the end of the selected payment period.

         Redemption of Accounts of Less than $500. The Fund may redeem the shares of any shareholder, if at such time, the aggregate net asset value of the shares in such shareholder's account is less than $500. In the event of any such redemption, a shareholder will receive at least 60 days' notice prior to the redemption.

                                     General

Reorganization with Predecessor Fund

         The Predecessor Fund was a portfolio of The Hanover Investment Funds, Inc. On _______________, 1996, the Shareholders of the Predecessor Fund approved an Agreement and Plan of Reorganization (the "Reorganization Plan"). Under the Reorganization Plan, the Predecessor Fund transferred all its assets and liabilities to the Fund in exchange for shares of the Fund, which were distributed pro rata to shareholders of the Predecessor Fund, who then became shareholders of the Fund (the "Reorganization"). The Predecessor Fund has ceased operations. The Fund had no assets and did not begin operations until the Reorganization occurred.

         The Fund has established  certain procedures and restrictions,  subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. The Fund's Transfer Agent may defer acting on a shareholder's instructions until it has received them in proper form. In addition, the privileges described in this Prospectus are not available until a completed and signed account application has been received by the Transfer Agent. Telephone transaction privileges are made available to shareholders automatically upon opening an account unless the privilege is declined in section 6 of the Account Application. To provide evidence of telephone instructions, the Transfer Agent will record telephone conversations with shareholders. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. In the event the Fund does not employ such reasonable procedures, it may be liable for losses due to unauthorized or fraudulent instructions.

          Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, the Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming shares of the Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest account application or as otherwise properly specified to the Fund in writing. Shareholders agree to release and hold harmless the Fund, the Adviser, the Administrator, any Shareholder Servicing Agent or sub-agent and broker-dealer, and the officers, directors, employees and agents thereof against any claim, liability, loss, damage and expense for any act or failure to act in connection with Fund shares, any related investment account, any privileges or services selected in connection with such investment account, or any written or oral instructions or requests with respect thereto, or any written or oral instructions or requests from someone claiming to be a shareholder if the Fund or any of the above-described parties follow instructions which they reasonably believe to be genuine and act in good faith by complying with the procedures that have been established for Fund accounts and services.

         Shareholders purchasing their shares through a Shareholder Servicing Agent may not assign, transfer or pledge any rights or interest in any Fund shares or any investment account established with a Shareholder Servicing Agent to any other person without the prior written consent of such Shareholder Servicing Agent, and any attempted assignment, transfer or pledge without such consent may be disregarded.

         The Fund may require signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in the bank account specified in the Bank Account Registration, or for any written requests for additional account services made after a shareholder has submitted an initial account application to the Fund. The Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect.


TAX MATTERS

         The following discussion is addressed primarily to noncorporate investors and is for general information only. A prospective investor, including a corporate investor, should also review the more detailed discussion of federal income tax considerations relevant to the Fund that is contained in the Statement of Additional Information. In addition, each prospective investor should consult with his own tax advisers as to the tax consequences of an investment in the Fund, including the status of distributions from the Fund in his own state and locality.

         The Fund intends to qualify each year and elect to be treated as a separate "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If the Fund is treated as a "regulated investment company" and all of its taxable income is distributed to its shareholders in accordance with the timing requirements imposed by the Code, it will not be subject to federal income tax on the amounts so distributed. If for any taxable year the Fund does not qualify for the treatment as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to its shareholders, and such distributions will be taxable to shareholders to the extent of the Fund's current and accumulated earnings and profits. The Portfolio is not required to pay any federal income or excise taxes.

         The Trust is organized as a Massachusetts business trust and, under current law, is not liable for any income or franchise tax in the Commonwealth of Massachusetts as long as the Fund (and each other series of the Trust) qualifies as a regulated investment company under the Code.

         Distributions by the Fund of its taxable ordinary income (net of expenses) and the excess, if any, of its net short-term capital gain over its net long-term capital loss are generally taxable to shareholders as ordinary income. Such distributions are treated as dividends for federal income tax purposes. A portion of the ordinary income dividends paid by the Fund with respect to a year (which cannot exceed the aggregate amount of its share of qualifying dividends received by the Portfolio from domestic corporations during the year) may qualify for the 70%
dividends-received deduction for corporate shareholders, but any such dividends-received deduction will not be allowed in computing a corporate shareholder's adjusted current earnings, upon which is based a corporate preference item which may be subject to an alternative minimum tax or to the environmental superfund tax. Distributions by the Fund of the excess, if any, of its net long-term capital gain over its net short-term capital loss are designated as capital gain dividends and are taxable to shareholders as long-term capital gains, regardless of the length of time a shareholder has held his shares. Ordinary income dividends and capital gain dividends from the Fund may also be subject to state and local taxes.

         Investors should be careful to consider the tax implications of purchasing shares just prior to the next dividend date of any ordinary income dividend or capital gain dividend. Those investors purchasing shares just prior to an ordinary income dividend or capital gain dividend will be taxed on the entire amount of the dividend received, even though the net asset value per share on the date of such purchase reflected the amount of such dividend.

         Distributions to shareholders will be treated in the same manner for federal income tax purposes whether received in cash or reinvested in additional shares of the Fund. In general, distributions by the Fund are taken into account by shareholders in the year in which they are made. However, certain distributions made during January will be treated as having been paid by the Fund and received by the shareholders on December 31 of the preceding year. A statement setting forth the federal income tax status of all distributions made (or deemed made) during the fiscal year, including any portions which constitute ordinary income dividends (and any portion thereof which qualify for the dividends-received deduction for corporations) and capital gains dividends, will be sent to the Fund's shareholders promptly after the end of each year.

         Any loss realized upon a taxable disposition of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any capital gain dividends received on such shares. All or a portion of any loss realized upon a taxable disposition of shares of the Fund may be disallowed if other shares of the Fund are purchased within 30 days before or after such disposition.

         Under the backup withholding rules of the Code, certain shareholders may be subject to 31% withholding of federal income tax on distributions and redemption payments made by the Fund. Generally, shareholders are subject to backup withholding if they have not provided the Fund with a correct taxpayer identification number and certain required certifications.


OTHER INFORMATION CONCERNING SHARES OF THE FUND

                                 Net Asset Value

         The net asset value of the Fund is determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time, however, options are priced at 4:15 p.m.), on each Fund Business Day, by dividing net assets by the number of shares outstanding. Values of assets held by the Fund (i.e., the value of its investment in the Fund and its other assets) are determined on the basis of their market or other fair value, as described in the Statement of Additional Information. A share's net asset value is effective for orders received by a Shareholder Servicing Agent prior to its calculation and received by the Distributor prior to the close of business, usually 4:00 p.m. Eastern time, on the Fund Business Day on which such net asset value is determined.

              Net Income, Dividends and Capital Gain Distributions

         Substantially all of the net income from dividends and interest (if any) of the Fund is paid to its shareholders annually (in the month of December) as a dividend. The Fund's net investment income is calculated by adding the value of all the Fund's investments, plus cash and other assets, deducting Fund liabilities and then dividing the result by the number of shares outstanding. Certain expenses are applied on a per-class basis only and are deducted accordingly. The Fund will distribute its net realized short-term and long-term capital gains, if any, to its shareholders at least annually.

         The Fund intends to make additional distributions to the extent necessary to avoid application of the 4% nondeductible excise tax on certain undistributed income and net capital gains of mutual funds imposed by Section 4982 of the Code.

         Subject to the policies of the shareholder's Shareholder Servicing Agent, a shareholder of either class may elect to receive dividends and capital gains distributions from the Fund in either cash or additional shares of that class.

       Distribution Plan and Distribution and Sub-Administration Agreement

         The Trustees have adopted a Distribution Plan (the "Distribution Plan") in accordance with Rule 12b-1 under the 1940 Act, after having concluded that there is a reasonable likelihood that the Distribution Plan will benefit the Fund and its shareholders.

         The Class A Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates not to exceed 0.25% of its average daily net assets for distribution services. Some payments under the Distribution Plan may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.25% annualized of the assets value of the shares maintained in the Fund by such broker-dealers' customers. Since the distribution fees are not directly tied to expenses, the amount of distribution fees paid by the Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. For this reason, this type of distribution fee arrangement is characterized by the staff of the Securities and Exchange Commission as being of the "compensation variety" (in contrast to "reimbursement" arrangements by which a distributor's compensation is directly linked to its expenses).

         The Distribution and Sub-Administration Agreement dated August 21, 1995 (the "Distribution Agreement"), provides that the Distributor will act as the principal underwriter of the Fund's shares and bear the expenses of printing, distributing and filing prospectuses and statements of additional information and reports used for sales purposes, and of preparing and printing sales literature and advertisements not paid for by the Distribution Plan.
 In addition, the Distributor will provide certain sub-administration services, including providing officers, clerical staff and office space. The Distributor currently receives a fee for sub-administration from the Fund at an annual rate equal to 0.05% of the Fund's average daily net assets, on an annualized basis for the Fund's then-current fiscal year. Other funds which have investment objectives similar to those of the Fund, but which do not pay some or all of such fees from their assets, may offer a higher return, although investors would, in some cases, be required to pay a sales charge or a redemption fee.

         The Distributor has agreed to use a portion of its distribution and sub-administration fee to pay for certain expenses of the Fund incurred in connection with organizing new series of the Trust and certain other ongoing expenses of the Trust. The Distributor may, from time to time, waive all or a portion of the fees payable to it under the Distribution Agreement.

         The respective expenses of each of the Funds of the Trust include the compensation of their respective Trustees: registration fees; interest charges; taxes; fees and expenses of independent accountants, of legal counsel and of any transfer agent, custodian, registrar or dividend disbursing agent of the Trust; insurance premiums; and expenses of calculating the net asset value of, and the net income on, shares of the Fund.

                                    Expenses

         The Fund intends to pay all of its pro rata share of the Trust's expenses, including the compensation of the Trustees; all fees under the Distribution Plan; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute; fees and expenses of independent accountants, of legal counsel and of any transfer agent or dividend disbursing agent; expenses of redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, reports, notices, proxy statements and reports to shareholders and to governmental officers and commissions; expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of the Fund's custodian including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating its net asset value; expenses of shareholder meetings; and the advisory fees payable to the Adviser under the Investment Advisory Agreement, the administration fee payable to the Administrator under the Administration Agreement and the subadministration fee payable to the Distributor under the Distribution and Sub-Administration Agreement. Expenses relating to the issuance, registration and qualification of shares of the Fund and the preparation, printing and mailing of prospectuses for such purposes are borne by the Fund except that the Distribution and Sub-Administration Agreement with the Distributor requires the Distributor to pay for prospectuses which are to be used for sales to prospective investors.

              Description of Shares, Voting Rights and Liabilities

         Mutual Fund Group is an open-end management investment company organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts in 1987. Because the Fund is "non-diversified", more of the assets of the Fund may be concentrated in the securities of any single issuer than if the Fund was "diversified", which may make the value of the shares in a fund more susceptible to certain risks than shares of a diversified mutual fund.

         The Trust has reserved the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated among all the series in a manner believed by management of the Trust to be fair and equitable. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each whole share held, and each fractional share shall be entitled to a proportionate fractional vote, except that Trust shares held in the treasury of the Trust shall not be voted. Shares of each series or class generally vote separately, for example to approve an investment advisory agreement or distribution plan, but shares of all series and classes vote together, to the extent required under the 1940 Act, in the election or selection of Trustees and independent accountants.

         The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class or of all series and classes when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. A Trustee of the Trust may, in accordance with certain rules of the Securities and Exchange Commission, be removed from office when the holders of record of not less than two-thirds of the outstanding shares either present a written declaration to the Trust's Custodian or vote in person or by proxy at a meeting called for this purpose.

         In addition, the Trustees will promptly call a meeting of shareholders to remove a trustee(s) when requested to do so in writing by record holders of not less than 10% of the outstanding shares of the Trust. Finally, the Trustees shall, in certain circumstances, give such shareholders access to a list of the names and addresses of all other shareholders or inform them of the number of shareholders and the cost of mailing their request. The Trust's Declaration of Trust provides that, at any meeting of shareholders, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of the same series otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements. Shareholders of each series or class would be entitled to share pro rata in the net assets of that series or class available for distribution to shareholders upon liquidation of that series or class.

         The Trust is an entity of the type commonly known as a "Massachusetts business trust". Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Fund itself is unable to meet its obligations.

SHAREHOLDER SERVICING AGENTS, TRANSFER AGENT AND CUSTODIAN

                          Shareholder Servicing Agents

         The shareholder servicing agreement with each Shareholder Servicing Agent provides that such Shareholder Servicing Agent will, as agent for its customers, perform various services, including but not limited to the following: answer customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares may be effected for the Fund as to which the Shareholder Servicing Agent is so acting and certain other matters pertaining to the Fund; assist shareholders in designating and changing dividend options, account designations and addresses; provide necessary personnel and facilities to establish and maintain shareholder accounts and records; assist in processing purchase and redemption transactions; arrange for the wiring of funds; transmit and receive funds in connection with customer orders to purchase or redeem shares; verify and guarantee shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnish (either separately or on an integrated basis with other reports sent to a shareholder by a Shareholder Servicing Agent) quarterly and year-end statements and confirmations of purchases and redemptions; transmit, on behalf of the Fund, proxy statements, annual reports, updated prospectuses and other communications to shareholders of the Fund; receive, tabulate and transmit to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and provide such other related services as the Fund or a shareholder may request. Shareholder servicing agents may be required to register pursuant to state securities law.

         For performing these services, each Shareholder Servicing Agent receives certain fees, which may be paid periodically, determined by a formula based upon the number of accounts serviced by such Shareholder Servicing Agent during the period for which payment is being made, the level of activity in accounts serviced by such Shareholder Servicing Agent during such period, and the expenses incurred by such Shareholder Servicing Agent. Fees relating to acting as liaison to shareholders and providing personal services to shareholders, will not exceed, on an annual basis, 0.25% of the average daily net assets of the Fund represented by shares owned during the period for which payment is being made by investors for whom such Shareholder Servicing Agent maintains a servicing relationship. Each Shareholder Servicing Agent may, from time to time, voluntarily waive all or a portion of the fees payable to it. In addition, Chase may provide other related services to the Fund for which it may receive compensation.

         The Shareholder Servicing Agent, and its affiliates, agents and representatives acting as Shareholder Servicing Agents, may establish custodial investment accounts ("Accounts"), known as Chase Investment Accounts or by any other name designated by a Shareholder Servicing Agent. Through such Accounts, customers can purchase, exchange and redeem Fund shares, receive dividends and distributions on Fund investments, and take advantage of any services related to an Account offered by such Shareholder Servicing Agent from time to time. All Accounts and any related privileges or services shall be governed by the laws of the State of New York, without regard to its conflicts of laws provisions.

         The Glass-Steagall Act and other applicable laws generally prohibit federally chartered or supervised banks from publicly underwriting or distributing certain securities, such as the Fund's shares. The Trust, on behalf of the Fund, will engage banks, including the Adviser, as Shareholder Servicing Agents, only to perform advisory, custodial, administrative and shareholder servicing functions as described above. While the matter is not free from doubt, Trust management believes that such laws should not preclude a bank, including a bank which acts as adviser, custodian or administrator, or in all such capacities, for the Fund, from acting as a Shareholder Servicing Agent. However, possible future changes in federal law or administrative or judicial interpretations of current or future law, could prevent a bank from continuing to perform all or part of its servicing activities. If that occurred, the bank's shareholder clients would be permitted to remain Fund shareholders and alternative means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the Fund might occur and a shareholder serviced by such bank might no longer be able to avail himself of any automatic investment or other services then being provided by such bank. The Fund does not expect that shareholders would suffer any adverse financial consequences as a result of these occurrences.


                          Transfer Agent and Custodian

         DST Systems, Inc. ("DST") acts as transfer agent and dividend disbursing agent (the "Transfer Agent") for the Fund. In this capacity, DST maintains the account records of all shareholders in the Funds, including statement preparation and mailing. DST is also responsible for disbursing dividend and capital gain distributions to shareholders, whether taken in cash or additional shares. From time to time, DST and/or the Fund may contract with other entities to perform certain services for the Transfer Agent. For its services as Transfer Agent, DST receives such compensation as is from time to time agreed upon by the Trust and DST. DST's address is 127 W.
10th Street, Kansas City, MO 64105.

         Pursuant to a Custodian Agreement, Chase acts as the custodian of the assets of the Fund, for which Chase receives compensation as is from time to time agreed upon by the Trust and Chase. The Custodian's responsibilities include safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on the Fund's investments, maintaining books of original entry for portfolio and Fund accounting and other required books and accounts, and calculating the daily net asset value of beneficial interests in the Fund. Fund securities and cash may be held by sub-custodian banks if such arrangements are reviewed and approved by the Trustees. The internal division of Chase which serves as the Fund's Custodian does not determine the investment policies of the Fund or decide which securities will be bought or sold on behalf of the Fund or otherwise have access to or share material inside information with the internal division that performs advisory services for the Fund.

                         Tax-Sheltered Retirement Plans

         Shares of the Fund are offered in connection with the following qualified prototype retirement plans: IRA, Rollover IRA, SEP-IRA, Profit-Sharing, and Money Purchase Pension Plans which can be adopted by self-employed persons ("Keogh") and by corporations, 401(k) and 403(b) Retirement Plans. Call or write the Transfer Agent for more information.


YIELD AND PERFORMANCE INFORMATION

         From time to time, the Fund may use hypothetical investment examples and performance information in advertisements, shareholder reports or other communications to shareholders. Because such performance information is based on historical earnings, it should not be considered as an indication or representation of the performance of any classes of the Fund in the future. From time to time, the performance and yield of classes of the Fund may be quoted and compared to those of other mutual funds with similar investment objectives, unmanaged investment accounts, including savings accounts, or other similar products and to stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Fund or its classes may be compared to data prepared by Lipper Analytical Services, Inc. or Morningstar Mutual Funds on Disc, widely recognized independent services which monitor the performance of mutual funds. Performance and yield data as reported in national financial publications including, but not limited to, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in local or regional publications, may also be used in comparing the performance and yield of the Fund or its classes. Additionally, the Fund may, with proper authorization, reprint articles written about the Fund and provide them to prospective shareholders.

         The Fund may provide period and average annualized "total rates of return." The "total rate of return" refers to the change in the value of an investment in the Fund over a period (which period shall be stated in any advertisement or communication with a shareholder) based on any change in net asset value per share including the value of any shares purchased through the reinvestment of any dividends or capital gains distributions declared during such period. Period total rates of return may be annualized. An annualized total rate of return assumes that the period total rate of return is generated over a 52-week period, and that all dividends and capital gains are reinvested; annualized total rates of return will be slightly higher than period total rates of return (if the periods are shorter than one year) because of the compounding effect of the assumed reinvestment.

         Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the yields and the net asset values of the classes of shares of the Fund will vary based on interest rates, the current market value of the securities held by the Fund and changes in the Fund's expenses. The Adviser, the Shareholder Servicing Agent, the Administrator and the Distributor may voluntarily waive a portion of their fees on a month-to-month basis. In addition, the Distributor may assume a portion of the Fund's operating expenses on a month-to-month basis. These actions would have the effect of increasing the net income (and therefore the yield and total rate of return) of the shares of the Fund during the period such waivers are in effect. These factors and possible differences in the methods used to calculate the yields and total rates of return should be considered when comparing the yields or total rates of return of the shares of the Fund to yields and total rates of return published for other investment companies and other investment vehicles (including different classes of shares). The Fund is advised that certain Shareholder Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding the Shareholder Servicing Agent fees received (see "Purchases and Redemptions of Shares-- Purchases"), which will have the effect of increasing the net return on the investment of customers of those Shareholder Servicing Agents. Such customers may be able to obtain through their Shareholder Servicing Agents quotations reflecting such increased return. See the Statement of Additional Information for further information concerning the calculation of the yields or total rates of return quotations for classes of shares of the Fund.


The Fund is the successor to the Hanover American Value Fund. The Fund may also quote historical performance of the Hanover American Value Fund.

                                Other Information

         The Statement of Additional Information contains more detailed information about the Fund, including information related to (i) the Fund's investment policies and restrictions, (ii) risk factors associated with Fund's policies and investments, (iii) the Trust's Trustees, officers and the administrators and the Adviser, (iv) portfolio transactions, (v) the Fund's shares, including rights and liabilities of shareholders, and (vi) additional performance information, including the method used to calculate yield or total rate of return quotations.

         The Code of Ethics of the Fund prohibits all affiliated personnel from engaging in personal investment activities which compete with or attempt to take advantage of the Fund's planned portfolio transactions. The objective of the Code of Ethics of the Fund is that its operations be carried out for the exclusive benefit of the Fund's shareholders. The Fund maintains careful monitoring of compliance with the Code of Ethics.

                                   PROSPECTUS

           VISTA(SM) U.S. GOVERNMENT SECURITIES FUND ____________, 1996


          VISTA U.S. GOVERNMENT SECURITIES FUND's (the "Fund") investment objective is to provide investors with as high a level of total return, consisting of income and capital appreciation, as is consistent with the preservation of capital. The Fund seeks to achieve its objective by investing under normal circumstances, at least 65% of the value of its total assets in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and repurchase agreements with respect thereto. There is no restriction on the maturity of the Fund's portfolio or any individual portfolio security. The Fund is a non-diversified series of Mutual Fund Group (the "Trust"), an open-end, management investment company organized as a business trust under the laws of the Commonwealth of Massachusetts on May 11, 1987, presently consisting of __ separate series (the "Funds"). Because the Fund is "non-diversified", more of the Fund's assets may be concentrated in the securities of any single issuer than if the Fund was "diversified", which may make the value of shares of the Fund more susceptible to certain risks than shares of a diversified mutual fund.

     Of course, there can be no assurance that the Fund will achieve its investment objective. Prospective investors should carefully consider the risks associated with an investment in the Fund. For a further discussion on the risks associated with an investment in the Fund, see "Investment Objective and Policies" in this Prospectus. Investors should also refer to "Additional Information on Investment Policies and Techniques" on page 27.

     The Chase Manhattan Bank, N.A. (the "Adviser") is the Fund's investment adviser, custodian (the "Custodian") and administrator (the "Administrator"). Chase Asset Management, Inc. ("CAM Inc." or the "Sub-Adviser") is the investment sub-adviser to the Fund. Vista Broker-Dealer Services, Inc. ("VBDS") is the Fund's distributor and is unaffiliated with Chase. Investments in the Fund are subject to risk--including possible loss of principal-- and will fluctuate in value. Shares of the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, The Chase Manhattan Bank, N.A. or any of its affiliates and are not insured by, obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

     Shares of the Fund are continuously offered for sale through VBDS, the Fund's distributor (the "Distributor"). An investor should obtain from his or her Shareholder Servicing Agent, if appropriate, and should read in conjunction with this Prospectus, the materials provided by the Shareholder Servicing Agent describing the procedures under which the shares of the Fund may be purchased and redeemed through such Shareholder Servicing Agent. Investors may select Class A or Institutional Class shares, each with a public offering price that reflects different sales charges and expense levels. Class A shares are offered at net asset value plus the applicable sales charge (maximum of 4.50% of public offering price). Institutional Class shares are offered at net asset value without an initial sales charge to qualified institutions or investors making an initial minimum investment of $1,000,000 or more. Salespersons and any other person entitled to receive compensation for selling or servicing shares of the Fund may receive different compensation with respect to one particular class of shares over another in the Fund.

     This Prospectus sets forth concisely the information concerning the Fund that a prospective investor should know before investing. A Statement of Additional Information for the Fund, dated ____________, 1996, which contains more detailed information concerning the Fund, has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference. An investor may obtain a copy of the Statement of Additional Information without charge by contacting his Shareholder Servicing Agent, the Distributor or the Fund.

   Investors should read this Prospectus and retain it for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE

ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     For information about the Fund, simply call the Vista Service Center at the following toll-free number: 1-800-34-VISTA.

                                TABLE OF CONTENTS



Expense Summary............................................................ 4
Financial Highlights....................................................... 5
Investment Objective and Policies.......................................... 7
Additional Information on Investment Policies and Techniques..............  8
Management of the Fund.................................................... 17
Purchases and Redemptions of Shares....................................... 19
Tax Matters............................................................... 28
Other Information Concerning Shares of the Fund........................... 30
Shareholder Servicing Agents, Transfer Agent and Custodian................ 34
Yield and Performance Information......................................... 40
Appendix A
         Description of Ratings........................................... A-1

EXPENSE SUMMARY

The following table provides (i) a summary of the aggregate annual operating expenses of the Fund, as a percentage of average net assets of the Fund, and
(ii) an example illustrating the dollar cost of such expenses on a $1,000 investment in shares of the Fund.
                                                                   Institutional
                                                          Class A      Class

Shareholder Transaction Expenses

Maximum Initial Sales Charge imposed on Purchases
  (as a percentage of offering price)*...................... 4.50%          None
Maximum Sales Charge imposed on Reinvested Dividends........ None           None
Exchange Fee................................................ None           None
Maximum Contingent Deferred Sales Charge (as a percentage of
  redemption proceeds)+..................................... None           None

Annual Fund Operating Expenses (as a percentage of net assets)

Investment Advisory Fee ..................................... .30%          .30%
Rule 12b-1 Distribution Plan++ .............................. .25%          None
Administration Fee........................................... .10%          .10%
Other Expenses
--Sub-administration Fee..................................... .05%          .05%
--Shareholder Servicing Fee.................................. .17%          .22%
--Other Operating Expenses+++................................ .18%          .18%
                                                              ----         ----
                                                              1.05%        .85%

Example:

         You would pay the following expenses on a $1,000 investment in the Fund, assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period:

                                               Three     Five
                                   One Year    Years     Years     Ten Years
Class A Shares(1).............             $        $         $            $

Institutional Class Shares....             $        $         $            $




---------------

* The rules of the Securities and Exchange Commission require that the Fund's maximum sales charge be reflected in the expense summary.
++ As a result of distribution fees, a long-term shareholder in Class A shares of the Fund may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc.
+++      A shareholder may incur a $10.00 charge for certain wire redemptions.
(1) Assumes deduction at the time of purchase of the maximum 4.50% initial sales charge, as applicable.

         The purpose of the expense summary provided above is to assist investors in understanding the various costs and expenses that a shareholder in the Fund will bear directly or indirectly. A more complete description of the Fund's expenses, including any potential fee waivers, is set forth herein.

         The "Example" set forth above assumes all dividends and other distributions are reinvested and that the percentages under "Annual Fund Operating Expenses" remain the same in years shown. The "Example" should not be considered a representation of past or future expenses of the Fund; actual expenses may be greater or less than shown. The actual expenses incurred and attributable to each class of shares will depend on several factors, including the level of average net assets and the extent to which a class incurs variable expenses, such as transfer agency costs.


FINANCIAL HIGHLIGHTS

         The table set forth below provides selected per share data and ratios for one Investor share of The Hanover U.S. Government Securities Fund, the predecessor to the Fund (the "Predecessor Fund") for each period shown. This information is supplemented by financial statements and accompanying notes appearing in the Predecessor Fund's Annual Report to Shareholders for the fiscal year ended November 30, 1994, which is incorporated by reference into the Statement of Additional Information. The financial statements and notes, as well as the financial information set forth in the table below, have been audited by KPMG Peat Marwick LLP, independent accountants, whose report thereon is also included in the Annual Report to Shareholders. Shareholders can obtain a copy of this Annual Report by contacting the Fund or their Shareholder Servicing Agent.

                  The Hanover U.S. Government Securities Fund
            (For an Investor Share outstanding throughout the period)

                                                                         Years ended    Period Ended
                                                                         November 30,   November 30,
                                                         1995              1994              1993*
                                                         ----              ----        -------------

Net Asset Value, Beginning of Period                                    $10.27        $10.00
                                                                        ------        ------
Income from Investment Operations:
     Net investment income (loss)                                         0.50          0.34
     Net gain (loss) on securities
     (both realized and unrealized)                                      (0.94)               0.27
                                                                         -----           ---------
     Total from Investment Operations                                    (0.44)               0.61
                                                                         ------          ---------
Less Distributions:
     Dividends from net investment income                                (0.50)             (0.34)
     Distributions from capital gains                                    (0.10)          -
                                                                        -------         ----------
-
     Total Distributions                                                 (0.60)             (0.34)
                                                                        -------          ---------
Net Asset Value, End of Period                                           $9.23        $10.27
                                                                         -----        ------
Total Return**                                                          (4.41)%             6.16%+
                                                                        ======           ========
Ratios/Supplement Data:
     Net Assets, End of Period (in thousands)                      $83,649              $86,089
     Ratio of Expenses to Average Net Assets++                           0.85%                0.85%+++
     Ratio of Net Investment Income (Loss) to Average Net Assets         5.15%                4.26%+++
     Portfolio Turnover Rate                                           134.29%               37.45%

-------------
     *    Fund commenced operations on February 19, 1993.
     ** Until February 28, 1994, Investor Shares of the Fund were sold subject to the imposition of a sales load, which is not reflected in the total return figures.
      +   Total Return not annualized.
     ++ Ratios of expenses before effect of waivers were 1.04% and 1.04% (annualized), respectively.
   +++    Annualized.

INVESTMENT OBJECTIVE AND POLICIES

         The investment objective of the Fund is to provide investors with as high a level of total return, consisting of income and capital appreciation, as is consistent with the preservation of capital. Under normal circumstances, at least 65% of the value of the Fund's total assets will be invested in securities issued or guaranteed by the U.S Government, its agencies or instrumentalities, as described below ("U.S. Government Securities"), and repurchase agreements with respect thereto. Guarantees of principal and interest on obligations that may be purchased by the Fund are not guarantees of the market value of such obligations, nor do they extend to the value of shares of the Fund. There is no restriction on the maturity of the Fund's portfolio or any individual portfolio security. The Adviser will be free to take advantage of the entire range of maturities of securities eligible for inclusion in the Fund's portfolio and may adjust the average maturity of the Fund's portfolio from time to time, depending on its assessment of the relative yields available on securities of different maturities and its expectations of future changes in interest rates. Since the Fund invests extensively in U.S. Government Securities, certain of which have less credit risk than that associated with other securities, the level of income achieved by the Fund may not be as high as that of other funds which invest in lower quality securities.

United States Treasury Obligations

         The Fund may invest in U.S. Treasury obligations, which are backed by the full faith and credit of the U.S. Government as to payment of principal and interest. U.S. Treasury obligations consist of bills, notes and bonds, which generally differ in their interest rates and maturities.

United States Government Agency and Instrumentality Obligations

         The Fund may invest in securities issued or guaranteed by U.S. Government agencies and instrumentalities, including obligations that are supported by: (i) the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association); (ii) the limited authority of the issuer or guarantor to borrow from the U.S. Treasury (e.g., obligations of Federal Home Loan Banks); or (iii) only the credit of the issuer or guarantor (e.g., obligations of the Federal Home Loan Mortgage Corporation). In the case of obligations not backed by the full faith and credit of the U.S. Treasury, the agency issuing or guaranteeing the obligation is principally responsible for ultimate repayment. Other agencies and instrumentalities that issue or guarantee debt securities and that have been established or sponsored by the U.S. Government include the Banks for Cooperatives, the Export-Import Bank, the Federal Farm Credit System, the Federal Intermediate Credit Banks, the Federal Land Banks, the Student Loan Marketing Association and Resolution Funding Corporation.

         The Fund may invest extensively in mortgage-backed securities issued or guaranteed by certain agencies of the U.S. Government such as GNMA, FNMA or FHLMC. Mortgage-backed securities typically may be prepaid by the issuer without penalty; thus, when prevailing interest rates decline, the value of these securities is not likely to rise on a comparable basis with other debt securities that are not so prepayable. The proceeds of prepayments and scheduled payments of principal of these securities will be reinvested by the Fund at then prevailing interest rates, which may be lower than the rate of interest on the securities on which these payments are received. The Fund will not invest in principal-only or interest-only stripped mortgage-backed securities.

Other Investments and Activities

         Under normal circumstances, at least 65% of the value of the Fund's total assets will be invested in U.S. Government Securities and repurchase agreements with respect thereto. The Fund may, at any time, hold up to 35% of the value of its total assets in high quality, short-term money market instruments and certain domestic or foreign fixed income securities, as described under "Additional Information on Investment Policies and Techniques." Such fixed income securities must be rated, at the time of investment, at least "A" or the equivalent by Moody's Investors Service, Inc. ("Moody's") or Standard and Poor's Ratings Group ("S&P"), have a comparable rating assigned by another nationally recognized statistical rating organization ("NRSRO"), or, if not rated, be of comparable quality as determined by the Fund's investment adviser. A description of Moody's and S&P ratings is contained in the Statement of Additional Information. Investment in foreign securities involves certain risks, as described under "Risk Factors and Special Considerations" below.

         Fixed income securities, (except for securities with floating or variable interest rates) are generally considered to be interest rate sensitive, which means that their value (and the Fund's share price) will tend to decrease when interest rates rise and increase when interest rates fall. Securities with shorter maturities generally provide greater price stability than longer-term securities and are less effected by changes interest rates. There is no restriction on the maturity of the Fund's portfolio or of any individual portfolio security, and to the extent the fund invests in securities with longer maturities, the volatility of the Fund in response to changes in interest rates can be expected to be greater than if the Fund had invested in comparable securities with shorter maturities.

         The Fund may, at any time, invest up to 35% of the value of its total assets in high quality, short-term money market instruments (as described below under "Additional Investment Policies and Techniques"). When a temporary defensive posture in the market is appropriate in the Adviser's or sub-adviser's opinion, the Fund may invest without limitation in these instruments

         The Fund may engage in certain other activities and utilize certain other strategies, including entry into transactions in derivatives and related instruments, as described and subject to the limitations and risks described under "Additional Information on Investment Policies and Techniques." The Fund may also hold cash pending investment in portfolio securities. A description of these investment strategies and certain risks associated therewith is contained under the caption "Additional Information on Investment Policies and Techniques" in this Prospectus and in the Statement of Additional Information.

                               ------------------

         The investment objective of the Fund is fundamental and may not be changed without the affirmative vote of a "majority" of the holders of its outstanding shares. Of course, achievement of the objective cannot be guaranteed. The investment policies and activities of the Fund, with the exception of those which are identified as fundamental, are not fundamental and may be changed by the Board of Trustees of the Trust without the approval of shareholders. Additional fundamental investment policies of the Fund are identified in the Statement of Additional Information.

         The investment policies of the Fund may lead to frequent changes in investments, particularly in periods of rapidly changing market conditions or interest rates. The portfolio turnover of the Fund may be higher than that of other investment companies. While it is impossible to predict with certainty the portfolio turnover for the Fund, the Fund's investment adviser expects that the annual turnover rate will not exceed 200%. High portfolio turnover rates will generally result in higher transaction costs to the Fund, including brokerage commissions or dealer mark-ups, and other transaction costs on the sale of securities and reinvestment in other securities. High portfolio turnover rates may also make it more difficult for the Fund to satisfy the requirement for qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), that less than 30% of the Fund's gross income in any tax year be derived from gains on the sale of securities held for less than three months. The portfolio turnover rate is computed by dividing the lesser amount of the securities purchased or securities sold by the average monthly value of securities owned during the year (excluding securities whose maturities at acquisition were one year or less).

          ADDITIONAL INFORMATION ON INVESTMENT POLICIES AND TECHNIQUES

         Following is a description of certain additional types of investments which the Fund may make, and certain activities in which the Fund may engage.

Money Market Instruments

         The Fund may invest in cash or high quality, short-term money market instruments. Such instruments may include U.S. Government Securities; commercial paper or domestic and foreign issuers rated, at the time of purchase, at least in the category P-1 by Moody's, A-1 by S&P, F-1 by Fitch or D-1 by Duff & Phelps ("D&P"), rated comparably by another NRSRO, or, if not rated, of comparable quality as determined by their investment adviser; certificates of deposits, banker's acceptances or time deposits and repurchase agreements. The Fund limits its investment in U.S. bank obligations to obligations of U.S. banks that have more than $1 billion in total assets at the time of investment and are subject to regulation by the U.S. Government. The Fund limits its investment in foreign bank obligations to obligations of foreign banks that at the time of investment have more than $10 billion, or the equivalent in other currencies, in total assets, and have branches or agencies in the United States. The Fund may also invest in obligations of foreign branches of U.S. banks, as well as obligations of U.S. branches of foreign banks, if the Fund is permitted to invest directly in obligations of the U.S. bank or foreign bank, respectively, in accordance with the foregoing limitations. Investments in foreign securities involve certain risks which are described under "Foreign Securities" below.

Zero Coupon Securities

         The Fund may invest without limitation in zero coupon securities, subject to its investment objective and policies. Zero coupon securities may be issued by both governmental and private issuers. Zero coupon securities are debt securities that do not pay regular interest payments. Instead, zero coupon securities are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and maturity value. Because interest on a zero coupon security is not distributed on a current basis, it tends to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The risk is greater when the period to maturity is longer. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates. Under the stripped bond rules of the Code, investments by the Fund in zero coupon securities will result in the accrual of interest income on such investments in advance of the receipt of the cash corresponding to such income. Among the zero coupon securities in which the Fund may invest are STRIPS. See "STRIPS" below.

         Zero coupon securities may also be created when a dealer deposits a U.S. Treasury security or a federal agency security with a custodian for and then sells the coupon payments and principal payment that will be generated by this security separately. Proprietary receipts, such as Certificates of Accrual on Treasury Securities ("CATS"), Treasury Investment Growth Receipts ("TIGRs") and generic Treasury Receipts ("TRs") are stripped U.S. Treasury securities separated into their component parts through custodial arrangement established by their broker sponsors. The Company has been advised that the staff of the Division of Investment Management of the Securities and Exchange Commission does not consider privately stripped obligations to be U.S. Government securities, as defined in the 1940 Act. Therefore the Fund will not treat such obligations as U.S. Government securities.

STRIPS

         The Fund may, subject to its investment objective and policies, invest up to 20% of its total assets in separately traded principal and interest components of securities backed by the full faith and credit of the United States Treasury. The principal and interest components of United States Treasury bonds with remaining maturities of longer than ten years are eligible to be traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are separately issued by the United States Treasury at the request of depository financial institutions, which then trade the component parts separately. The interest component of STRIPS may be more volatile than that of United States Treasury bills with comparable maturities. Bonds issued by the Resolution Funding Corporation and other U.S. Government agencies may also be stripped.

Foreign Government Obligations and Obligations Issued by Supranational Entities

         The Fund may invest the portion of its assets not invested in U.S. Government Securities and repurchase agreements with respect thereto in foreign obligations issued or guaranteed by foreign governments or supranational entities. In addition, the Fund may invest the portion of its assets not invested as described above in commercial paper of foreign issuers and foreign bank obligations, as described under "Money Market Instruments." Foreign securities may represent a greater degree of risk (e.g., risk related to exchange rate fluctuation, tax provisions, war or expropriation) than do securities of domestic issuers.

         Investing in securities issued by foreign corporations and governments involves considerations and possible risks not typically associated with investing in securities issued by domestic corporations and the U.S. Government. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including without withholding taxes, changes in governmental administration or economic or monetary policy (in the U.S. or other countries) or changed circumstances in dealings between countries. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods.

         The Fund may invest in securities issued by supranational organizations such as: The World Bank, which was chartered to finance development projects in developing member countries; the European Community, which is a twelve-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations of the Asian and Pacific regions.

Mortgage-Related Securities

         The Fund may invest without limitation in mortgage-related securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect "passing through" monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities.

         Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association ("GNMA")); or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage-related securities issued by FNMA include Guaranteed Mortgage Pass-Through Certificates, also known as "Fannie Maes," which are guaranteed as to timely payment of principal and interest by FNMA, and mortgage-related securities issued by the FHLMC include Mortgage Participation Certificates, also known as "Freddie Macs," which are guaranteed as to timely payment of interest and timely or ultimate payment of principal on the underlying mortgage loans by FHLMC. Mortgage pass-through securities created by non-government issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

         The Fund may also invest in investment grade Collateralized Mortgage Obligations ("CMOs") which are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal on a CMO are paid, in most cases, monthly. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA. CMOs may be issued through real estate mortgage investment conduits or REMICs. CMOs are structured into multiple classes, with each class bearing a different expected average life or stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. To the extent a particular CMO is issued by an investment company, the Funds' ability to invest in such CMOs will be limited. See the Statement of Additional Information.

         The Fund expects that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. As new types of mortgage-related securities are developed and offered to investors, the Fund's investment adviser will, consistent with the Fund's investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities.

Asset-Backed Securities

         The Fund may purchase asset-backed securities, subject to the Fund's investment objectives and policies. Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another, such as motor vehicle receivables and credit card receivables.

Repurchase Agreements

         Securities held by the Fund may be subject to repurchase agreements. Pursuant to a repurchase agreement, the Fund will purchase portfolio securities from a seller which commits itself, at the time of sale, to repurchase the securities at a mutually agreed upon time and price. Repurchase agreements may be characterized as loans which are collateralized by the underlying securities. The Fund will enter into repurchase agreements only with counterparties which are member banks of the Federal Reserve System and security dealers believed creditworthy and only if fully collateralized by U.S. Government Obligations or other securities in which the Fund is permitted to invest. As an operating policy, the Fund, through its custodian bank, takes constructive possession of the collateral underlying repurchase agreements. Additionally, procedures have been established for the Fund to monitor, on a daily basis, the market value of the collateral underlying all repurchase agreements to ensure that the collateral is at least 102% of the value of the repurchase agreements. Investments by the Fund in repurchase agreements maturing in more than seven days are subject to the restrictions on investments in illiquid securities discussed below under "Illiquid Securities." In the event of default by the seller under the repurchase agreement, the Fund could experience losses that include: (i) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (ii) additional expenses to the Fund for enforcing those rights; (iii) possible loss of all or part of the income or proceeds of the repurchase agreement; and (iv) possible delay in the disposition of the underlying security pending court action or possible loss of rights in such securities.

Reverse Repurchase Agreements

         The Fund may also enter into reverse repurchase agreements to avoid selling securities during unfavorable market conditions to meet redemptions. Pursuant to a reverse repurchase agreement, the Fund will sell portfolio securities and agree to repurchase them from the buyer at a particular date and price. Whenever the Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets in an amount at least equal to the repurchase price marked to market daily (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. The Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by the Fund under the 1940 Act and are subject to the Fund's general limitation with respect to borrowing.

Loans of Portfolio Securities

         Although the Fund does not anticipate engaging in such activity in the ordinary course of business, the Fund may lend portfolio securities to broker-dealers and other institutional investors in order to generate additional income. Such loans of portfolio securities may not exceed 30% of the value of its total assets. In connection with such loans, the Fund will receive collateral consisting of cash, cash equivalents, U.S. Government securities or irrevocable letters of credit issued by financial institutions. Such collateral will be maintained at all times in an amount equal to at least 102% of the current market value of the securities loaned plus accrued interest. The Fund can earn income through the investment of such collateral. The Fund continues to be entitled to the interest payable or any dividend-equivalent payments received on a loaned security and, in addition, receive interest on the amount of the loan. However, the receipt of any dividend-equivalent payments by the Fund on a loaned security from the borrower will not qualify for the dividends-received deduction. Such loans will be terminable at any time upon specified notice. The Fund might experience risk of loss if the institutions with which it has engaged in portfolio loan transactions breach their agreements with such Fund. The risk in lending portfolio securities, as with other extensions of secured credit, consist of possible delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower experience financial difficulty. Loans will be made only to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the investment Adviser, the consideration to be earned from such loans justifies the risk.

Illiquid or Restricted Securities

         The Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. Investments in securities which are "restricted" may involve added expenses to the Fund should the Fund be required to bear registration costs with respect to such securities and could involve delays in disposing of such securities which might have an adverse effect upon the price and timing of sales of such securities and the liquidity of the Fund with respect to redemptions. The Fund will not invest more than 15% of the value of its total assets in illiquid investments, such as "restricted securities" which are illiquid, and securities that are not readily marketable. As more fully described in the Statement of Additional Information, the Fund may purchase certain restricted securities ("Rule 144A securities") for which there may be a secondary market of qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933. Rule 144A is a relatively recent development and there is no assurance that a liquid market in Rule 144A securities will develop or be maintained. To the extent that the number of qualified institutional buyers is reduced, a previously liquid Rule 144A security may be determined to be illiquid, thus increasing the percentage of illiquid assets in the Fund's portfolio. The Fund may also invest in commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal laws, and generally is sold to institutional investors such as the Fund which agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, which can thus provide liquidity. The Fund's holdings of Rule 144A securities and Section 4(2) paper which are liquid securities will not be subject to the 15% limitation described above. The Board of Trustees of the Trust will be responsible for monitoring the liquidity of Rule 144A securities and Section 4(2) paper and the selection by the investment adviser of such instruments.

Firm Commitments And When-Issued Securities

         The Fund may purchase securities on a firm commitment basis, including when-issued securities. Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. The Fund will make commitments to purchase securities on a firm commitment basis only with the intention of actually acquiring the securities, but may sell them before the settlement due if it is deemed advisable.

         No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. The Fund will establish a segregated account in which it will maintain liquid assets in an amount at least equal in value to the Fund's commitments to purchase securities on a firm commitment basis. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

Stand-By Commitments

         The Fund may enter into put transactions, including transactions sometimes referred to as stand-by commitments, with respect to securities held in their portfolios. In a put transaction, the Fund acquires the right to sell a security at an agreed upon price within a specified period prior to its maturity date, and a stand-by commitment entitles the Fund to same-day settlement and to receive an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. In the event that the party obligated to purchase the underlying security from the Fund defaults on its obligation to purchase the underlying security, then the Fund might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere. Acquisition of puts will have the effect of increasing the cost of the securities subject to the put and thereby reducing the yields otherwise available from such securities.

Other Investment Companies

         The Fund may invest up to 10% of the value of its total assets in shares of other investment companies, subject to such investments being consistent with the overall objective and policies of the Fund and subject to the limitations of the 1940 Act and the Fund's investment limitations as described in the Statement of Additional Information.

Variable Rate Securities and Participation Certificates

         The variable rate demand instruments that may be purchased by the Fund are obligations (including bonds, notes, certificates of deposit and commercial paper) that provide for a periodic adjustment in the interest rate paid on the instrument and/or permit the holder to demand payment upon a specified number of days' notice of the principal balance plus accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to such instrument. Such variable rate securities include participation certificates issued by a bank, insurance company or other financial institution, and in variable rate securities owned by such institutions or affiliated organizations. Participation certificates are pro rata interests in securities held by others; certificates of indebtedness or safekeeping are documentary receipts for such original securities held in custody by others. Participation certificates may be deemed illiquid securities (see "Investment Objectives, Policies and Restrictions -- Investment Policies:
Variable Rate Securities and Participation Certificates" in the Statement of Additional Information).

         The Adviser will monitor on an on-going basis the ability of the underlying issuers to meet their demand obligations. Although variable rate securities may be sold, it is intended that they be held until an interest reset date, except under certain specified circumstances (see "Investment Objectives, Policies and Restrictions -Investment Policies: Variable Rate Securities and Participation Certificates" in the Statement of Additional Information).

         As a result of the variable rate nature of these investments, the Fund's yield will decline and its shareholders will forego the opportunity for capital appreciation during periods when prevailing interest rates have declined. Conversely, during periods where prevailing interest rates have increased, the Fund's yield will increase and its shareholders will have reduced risk of capital depreciation.

Hedging and Derivatives

The Fund may invest its assets in derivative and related instruments subject only to the Fund's investment objective and policies and the requirement that, to avoid leveraging the Fund, the Fund maintains segregated accounts consisting of liquid assets, such as cash, U.S. Government securities, or other high-grade debt obligations (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under such instruments with respect to positions where there is no underlying portfolio asset.

         The value of some derivative or similar instrument in which the Fund invests may be particularly sensitive to changes in prevailing interest rates or other economic factors, and -- like other investment of the Fund -- the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Adviser or Sub-Adviser to forecast interest rates and other economic factors correctly. If the Adviser or Sub-Adviser incorrectly forecasts such factors and has taken positions in derivative or similar instruments contrary to prevailing market trends, the Fund could be exposed to the risk of a loss. The Fund may not employ any or all of the instruments described herein, and no assurance can be given that any strategy used will succeed.

         To  the  extent  permitted  by  the  Fund's  investment  objective  and policies, and as described more fully in the Statement of Additional Information, the Fund may (i) purchase, write and exercise call and put options on securities, securities indexes and foreign currencies (including using options in combination with securities, other options or derivative instruments); (ii) enter into futures contracts and options on futures contracts; (iii) employ forward currency and interest-rate contracts; (iv) purchase and sell mortgage-backed and asset backed securities; and (v) purchase and sell structured products.

         Risk Factors. As explained more fully in the Statement of Additional Information, there are a number of risk factors associated with the use of derivatives and related instruments. There can be no guarantee that there will be a correlation between price movements in a hedging vehicle and in the portfolio assets being hedged. As incorrect correlation could result in a loss on both the hedged assets in the Fund and the hedging vehicle so that the Funds return might have been greater had hedging not been attempted. This risk is particularly acute in the case of "cross-hedges" between currencies. The investment adviser may incorrectly forecast interest rates, market values or other economic factors in utilizing a derivatives strategy. In such a case, the Fund may have been in a better position had it not entered into such strategy. Hedging strategies, while reducing the risk of loss, can also reduce the opportunity for gain. In other words, hedging usually limits both potential losses as well as potential gains. Strategies not involving hedging may increase the risk to the Fund. Certain strategies, such as yield enhancement, can have speculative characteristics and may result in more risk to the Fund than hedging strategies using the same instruments. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out an option, futures contract or other derivative or related position. Many exchanges and boards of trade limit the amount of fluctuation permitted in option or futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Activities of large traders in the futures and securities markets involving arbitrage, "program trading," and other investment strategies may cause price distortions in these markets. In certain instances, particularly those involving over-the-counter transactions, forward contracts, foreign exchanges or foreign boards of trade, there is a greater potential that a counterparty or broker may default or be unable to perform on its commitments. In the event of such a default the Fund may experience a loss. In transactions involving currencies, the value of the currency underlying an instrument may fluctuate due to many factors, including economic conditions, interest rates, governmental policies and market forces.


MANAGEMENT OF THE FUND

                                   The Adviser

         The Chase Manhattan Bank, N.A. ("Chase" or the "Adviser") manages the assets of the Fund pursuant to an Investment Advisory Agreement dated ____________, 1996. Subject to such policies as the Board of Trustees may determine, the Adviser makes investment decisions for the Fund. For its services under the Investment Advisory Agreement, the Adviser is entitled to receive an annual fee computed daily and paid monthly based at an annual rate equal to 0.30% of the Fund's average daily net assets. The Adviser may, from time to time, voluntarily waive all or a portion of its fees payable under the Advisory Agreement.

         The Adviser, a wholly-owned subsidiary of The Chase Manhattan Corporation, a registered bank holding company, is a commercial bank offering a wide range of banking and investment services to customers throughout the United States and around the world. Its headquarters is at One Chase Manhattan Plaza, New York, NY 10081. The Adviser, including its predecessor organizations, has over 100 years of money management experience and renders investment advisory services to others. Also included among the Adviser's accounts are commingled trust funds and a broad spectrum of individual trust and investment management portfolios. These accounts have varying investment objectives.

         Certain Relationships and Activities. The Adviser and its affiliates may have deposit, loan and other commercial banking relationships with the issuers of securities purchased on behalf of the Fund, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased. The Adviser and its affiliates deal, trade and invest for their own accounts in U.S. Government obligations, municipal obligations and commercial paper and are among the leading dealers of various types of U.S. Government obligations and municipal obligations. The Adviser and its affiliates may sell U.S. Government obligations and municipal obligations to, and purchase them from, other investment companies sponsored by the Distributor or affiliates of the Distributor. The Adviser will not invest the Fund's assets in any U.S. Government obligations, municipal obligations or commercial paper purchased from itself or any affiliate, although under certain circumstances such securities may be purchased from other members of an underwriting syndicate in which the Adviser or an affiliate is a non-principal member. This restriction may limit the amount or type of U.S. Government obligations, municipal obligations or commercial paper available to be purchased by the Fund. The Adviser has informed the Fund that in making its investment decisions, it does not obtain or use material inside information in the possession of any other division or department of the Adviser, including the division that performs services for the Fund as Custodian, or in the possession of any affiliate of the Adviser. Shareholders of the Fund should be aware that, subject to applicable legal or regulatory restrictions, Chase and its affiliates may exchange among themselves certain information about the shareholder and his account.

The Sub-Adviser

         Under an investment advisory agreement between the Trust, on behalf of the Fund, and Chase, Chase may delegate a portion of its responsibilities to a sub-adviser. In addition, the investment advisory agreement provides that Chase may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an adviser of the Fund and are under the common control of New Chase as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of Chase.

         Chase has entered into an investment sub-advisory agreement with its affiliate, CAM Inc., a registered investment adviser, on behalf of the Fund. The Sub-Adviser is a wholly-owned subsidiary of Chase. Subject to the supervision and direction of the Adviser and the Board of Trustees, CAM Inc. provides investment sub-advisory services to the Fund in accordance with the Fund's objectives and policies, makes investment decisions for the Fund and places orders to purchase and sell securities on behalf of the Fund. The Sub-Advisory Agreement provides that, as compensation for services, the Sub-Adviser receives, from the Adviser, a fee, based on the Fund's average daily net assets, determined at a rate agreed upon from time to time between the Adviser and CAM Inc. [DISCLOSURE ABOUT SUB-ADVISER TO COME]

The Administrator

         Pursuant to an Administration Agreement, dated ________, 1996 (the "Administration Agreement"), Chase serves as administrator of the Fund. The Administrator provides certain administrative services, including, among other responsibilities, coordinating relationships with independent contractors and agents; preparing for signature by officers and filing of certain documents required for compliance with applicable laws and regulations excluding those of the securities laws of the various states; preparing financial statements; arranging for the maintenance of books and records; and providing office facilities necessary to carry out the duties thereunder. The Administrator is entitled to receive from the Fund a fee computed daily and paid monthly at an annual rate equal to 0.10% of the Fund's average daily net assets. The Administrator may, from time to time, voluntarily waive all or a portion of its fees payable to it under the Administration Agreement. The Administrator shall not have any responsibility or authority for the Fund's investments, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

         Glass-Steagall Act. Chase has received the opinion of its legal counsel that it may provide the services described in the Investment Advisory and the Administration Agreements, as described above, and the Shareholder Servicing Agreements and Custodian Agreement with the Fund, as described below, without violating the federal banking law commonly known as the Glass-Steagall Act. The Act generally bars banks from publicly underwriting or distributing certain securities.

         Based on the advice of its counsel, Chase believes that the Court's decision, and these other decisions of banking regulators, permit it to serve as investment adviser to a registered, open-end investment company.

         Regarding the performance of shareholder servicing and custodial activities, the staff of the Office of the Comptroller of the Currency, which supervises national banks, has issued opinion letters stating that national banks may engage in shareholder servicing and custodial activities. Therefore, the Adviser believes, based on advice of counsel, that it may serve as Shareholder Servicing Agent and/or Custodian to the Fund and render the services described below and as set forth in the shareholder servicing agreement and Custodian Agreement, as an appropriate, incidental national banking function and as a proper adjunct to its serving as investment adviser and administrator to the Fund.

         Industry practice and regulatory decisions also support a bank's authority to act as administrator for a registered investment company. The Administrator, on the advice of its counsel believes that it may render the services described in its Administration Agreement without violating the Glass-Steagall Act or other applicable banking laws.

         Possible future changes in federal law or administrative or judicial interpretations of current or future law, however, could prevent the Adviser from continuing to perform investment advisory, shareholder servicing, custodial or other administrative services for the Fund. If that occurred, the Fund's Board of Trustees promptly would seek to obtain for the Fund the services of another qualified adviser, shareholder servicing agent, custodian or administrator, as necessary. Although no assurances can be given, the Fund believes that, if necessary, the transfer to a new adviser, shareholder servicing agent, custodian or administrator could be accomplished without undue disruption to the Fund's operations.

         In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

PURCHASES AND REDEMPTIONS OF SHARES

                                    Purchases

         Class A shares are sold to investors subject to an initial sales charge. Institutional Class Shares are available only to qualified investors making an initial minimum investment of $1,000,000 or more.

Class A Shares

         Classes A shares of the Fund may be purchased through selected financial service firms, such as broker-dealer firms and banks ("Dealers") who have entered into a selected dealer agreement with Vista Broker-Dealer Services, Inc., at the public offering price which is computed once daily as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on each business day during which the Exchange is open for trading ("Fund Business Day"). (See "Other Information Concerning Shares of the Fund-Net Asset Value"). The public offering price of Class A shares is the next determined net asset value, plus applicable initial sales charge. Orders received by Dealers prior to the New York Stock Exchange closing time are confirmed at the offering price effective at the close of such Exchange, provided the order is received by the Transfer Agent prior to its close of business. Dealers are responsible for forwarding orders for the purchase of shares on a timely basis. Fund shares normally will be maintained in book entry form and only Class A share certificates will be issued upon request. Management reserves the right to refuse to sell shares of the Fund to any person.

         All purchases made by check should be in U.S. dollars and made payable to the Vista Funds. Third party checks, except those payable to an existing shareholder who is a natural person (as opposed to a corporation or partnership), credit cards and cash will not be accepted. When purchases are made by check or periodic automatic investment, redemptions will not be allowed until the investment being redeemed has been in the account for 15 business days.

         Shareholder Servicing Agents may offer additional services to their customers, including specialized procedures for the purchase and redemption of Fund shares, such as pre-authorized or systematic purchase and redemption plans. Each Shareholder Servicing Agent may establish its own terms and conditions, including reduced minimum initial purchase amounts and limitations on the amounts of subsequent transactions, with respect to such services. Certain Shareholder Servicing Agents may (although they are not required by the Trust to do so) credit to the accounts of their customers from whom they are already receiving other fees an amount not exceeding the fees for their services as Shareholder Servicing Agents (see "Shareholder Servicing Agents, Transfer Agent and Custodian -- Shareholder Servicing Agents"), which will have the effect of increasing the net return on the investment of customers of that Shareholder Servicing Agent.

                               Minimum Investments

         The Fund has established minimum initial and additional investments for the purchase of Class A Shares. The minimums detailed below vary by the type of accounting being established:


Account Type                                         Minimum Initial Investment

Individual............................................        $2,500(1)
Individual Retirement Account (IRA)...................        $1,000(2)
Spousal IRA...........................................         $   250
SEP-IRA...............................................        $1,000(2)
Purchase Accumulation Plan............................        $  250(3)
Payroll Deduction Program.............................        $  100(4)
  (401(k), 403(b), Keogh)

-------------------

(1) Employees of the Adviser and its affiliates, and Qualified Persons as defined in "Purchases of Class A Shares at Net Asset Value", are eligible for a $1,000 minimum initial investment.
(2) A $250 minimum initial investment is allowed if the new account is established with a $100 minimum monthly Systematic Investment Plan as described below.
(3) Account must be established with a $200 minimum monthly Systematic Investment Plan as described below.
(4) A $25 minimum monthly investment must be established through an automated payroll cycle.


         The minimum additional investment is $100 for all types of accounts.

         Systematic Investment Plan. A shareholder may establish a monthly investment plan by which investments are automatically made to his/her Vista Fund account through Automatic Clearing House (ACH) deductions from a checking account. The minimum monthly investment through this plan is $100. Shareholders may choose either to have these investments made during the first or third week each month. Please note that your initial ACH transactions may take up to 10 days from the receipt of your request to be established.

         Shareholders electing to start this Systematic Investment Plan when opening an account should complete Section 8 of the account application. Current shareholders may begin a Systematic Investment Plan at any time by sending a signed letter with signature guarantee to the Vista Service Center, P.O. Box 419392, Kansas City, MO 64141-6392. The letter should contain your Vista Fund account number, the desired amount and cycle of the systematic investment, and must include a voided check from the checking account from which debits are to be made. A signature guarantee may be obtained from a bank, trust company, broker-dealer or other member of the national securities exchange. Please note that a notary public cannot provide signature guarantees.

                      Initial Sales Charges--Class A Shares

         The public offering price of Class A shares is the next determined net asset value, plus any applicable initial sales charge, which will vary with the size of the purchase as shown in the following table:

                                                                     Concession
                                           Sales Charge              to Dealers
                                       % of         % of Net            % of
                                     Offering        Amount           Offering
Amount of Purchase                    Price         Invested            Price

Less than $100,000............          4.50            4.71              4.00
$100,000 to $249,999..........          3.75            3.90              3.25
$250,000 to $499,000..........          2.50            2.56              2.25
$500,000 to $999,999..........          2.00            2.04              1.75
$1,000,000 to $2,499,999......        --             --                   0.75
$2,500,000 to $9,999,999......        --             --                   0.50
$10,000,000 to $49,999,999....        --             --                   0.25
$50,000,000 and over..........        --             --                   0.15


         The initial sales charge on Class A shares varies with the size of the purchase as shown above. The reduced charges apply to the aggregate of purchases of Class A shares of the Fund made at one time by "any person", which term includes, among others, an individual, spouse and children under the age of 21, or a Trustee or other fiduciary of a Trust estate or fiduciary account. The Distributor may compensate Dealers for sales of $1,000,000 or more from its own resources and/or the Distribution Plan.

         Upon notice to Dealers with whom it has sales agreements, VBDS may reallow up to the full applicable sales charge and such Dealer may therefore be deemed an "underwriter" under the Securities Act of 1933, as amended, during such periods. For the three-year period commencing July 19, 1993, for activities in maintaining and servicing accounts of customers invested in the Fund, Associated Securities Corp. ("Associated Securities") may receive payments from the Adviser based, in part, on the amount of the aggregate asset values of the Fund (and other Vista funds) in the accounts of shareholders attributable to Associated Securities and the length of time such assets are in such accounts.

         In addition, under an arrangement between Associated Securities and the Distributor, Associated Securities will be entitled to receive either 50% or 70% of the difference between the total front-end sales load, or in the case of Class B shares 4.00%, and that portion paid to selling group member broker-dealers.

         To the extent permitted by applicable SEC and NASD regulations, the Distributor may, from time to time, provide promotional incentives to certain Dealers whose representatives have sold or are expected to sell significant amounts of the Fund or other Funds in the Trust. At various times the Distributor may implement programs under which a Dealer's sales force may be eligible to win cash or awards for certain sales efforts or under which the Distributor will reallow an amount not exceeding the total applicable initial sales charges on the sales of Class A shares or the Maximum Contingent Deferred Sales charge of Class B shares generated by the Dealer during such programs to any Dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor or participates in sales programs sponsored by the Distributor. The Distributor may provide marketing services to Dealers with whom it has sales agreements, consisting of written informational material relating to sales incentive campaigns conducted by such Dealers for their representatives.

                 Purchases of Class A Shares at Net Asset Value

Shareholders As of November 30, 1990

         Shareholders of record of any Vista Fund as of November 30, 1990, may purchase shares of the Fund at Net Asset Value without an initial sales charge for as long as they continue to own shares of any Vista Fund, provided there is no change in account registration. However, once a shareholder closes his or her account by redeeming all shares, he or she will lose this privilege after 30 days. This provision applies to accounts registered in the name of the shareholder and his or her spouse and children under 21 and for IRAs in their names.

Shareholders Who Are Eligible Persons

          There is no initial sales charge on Class A Shares purchased by the following "Eligible Persons:"

               a) Active or retired Trustees, Directors, officers, partners or employees (including their spouses, children, siblings and parents) of the Adviser, Distributor, Transfer Agency or any affiliates or subsidiaries thereof.

               b) Employees (including their spouses and children under 21) of Dealers having a selected dealers agreement with the distributor.

               c) Any qualified retirement plan or IRA established for the benefit of a person in (a) or (b).

Qualified and Other Retirement Plans

         No initial sales charge will apply to the purchase of Class A Shares of the Fund by:

               a) An investor seeking to invest the proceeds of a qualified retirement plan, where a portion of the plan was invested in Vista.

               b) Any qualified retirement plan with 250 or more participants.

               c) An individual participant in a tax-qualified plan making a tax-free rollover or transfer of assets from the plan in which the adviser of the Fund serves as Trustee or custodian of the plan or manages some portion of the plan's assets.

Purchases Through Investment Advisers, Brokers or Financial Planners

         Purchase of Class A shares of the Fund may be made with no initial sales charge through an investment adviser, broker, or financial planner who charges a fee for their services. Purchase of Class A Shares of the Fund may be made with no initial sales charge (i) by an investment adviser, broker or financial planner, provided arrangements are pre-approved and purchases are placed through an omnibus account with the Fund or (ii) by clients of such investment advisor or financial planner who place trades for their own accounts, if such accounts are linked to a master account of such investment adviser or financial planner on the books and records of the broker or agent. Such purchases may be made for retirement and deferred compensation plans and trusts used to fund those plans, including but not limited to those defined in section 401(a), 403(b) or 457 of the Internal Revenue Code or rabbi trusts.

         Investors may incur a fee if they effect transactions through a broker or agent.

Purchases Through A Bank As Fiduciary

         Purchases of Class A Shares of the Fund may be made with no initial sales charge in accounts opened by a bank, trust company or thrift institution which is acting as a fiduciary (i.e., exercises investment authority with respect to such accounts), provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund, the distributor or the Transfer Agent.

         The Fund reserves the right to change any of these policies on purchases without an initial sales charge at any time and may reject any such purchase request.

                 Reduced Initial Sales Charges on Class A Shares

         Cumulative Quantity Discount. Class A shares of the Fund may be purchased by any person at a reduced initial sales charge which is determined by
(a) aggregating the dollar amount of the new purchase and the greater of the purchaser's total (i) net asset value or (ii) cost of any shares acquired and still held in the Fund, or any other Vista Fund, including any Vista money market Fund acquired by exchange for which a sales charge had been incurred and
(b) applying the initial sales charge applicable to such aggregate dollar value. The privilege of the cumulative quantity discount is subject to modification or discontinuance at any time with respect to all Class A shares purchased thereafter.

         Group Purchases. An individual who is a member of a qualified group (as hereinafter defined) may also purchase Class A shares of the Fund at the reduced sales charge applicable to the group taken as a whole. The reduced initial sales charge is based upon the aggregate dollar value of Class A shares previously purchased and still owned by the group plus the securities currently being purchased and is determined as stated above under "Cumulative Quantity Discount." For example, if members of the group had previously invested and still held $90,000 of Class A shares and now were investing $15,000, the initial sales charge would be 3.75% on the $15,000 purchase. In order to obtain such discount, the purchaser or investment dealer must provide the Transfer Agent with sufficient information, including the purchaser's total cost, at the time of purchase to permit verification that the purchaser qualifies for a cumulative quantity discount, and confirmation of the order is subject to such verification. Information concerning the current initial sales charge applicable to a group may be obtained by contacting the Transfer Agent.

         A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Class A shares at a discount and (iii) satisfies uniform criteria which enables the Distributor to realize economies of scale in its costs of distributing Class A shares. A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Fund and the members, must agree to include sales and other materials related to the Fund in its publications and mailings to members at reduced or no cost to the Distributor, and must seek to arrange for payroll deduction or other bulk transmission of investments of the Fund. This privilege is subject to modification or discontinuance at any time with respect to all Class A shares purchased thereafter.

         Statement of Intention. Investors in Class A shares may also qualify for reduced initial sales charges by signing a Statement of Intention (the "Statement"). This enables the investor to aggregate purchases of Class A shares in the Fund with purchases of Class A shares of any other Vista Fund (or if a fund has only one class, shares of such fund), including shares of any Vista money market Fund acquired by exchange from a fund which charged an initial sales charge, during a 13-month period. The sales charge is based on the total amount to be invested in Class A shares during the 13-month period. All Class A or other qualifying shares of these Funds currently owned by the investor will be credited as purchases (at their current offering prices on the date the Statement is signed) toward completion of the Statement. A 90-day back-dating period can be used to include earlier purchases at the investor's cost. The 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Statement. A shareholder must notify the Transfer Agent or Distributor whenever a purchase is being made pursuant to a Statement.

         The Statement is not a binding obligation on the investor to purchase the full amount indicated; however, on the initial purchase, if required (or subsequent purchases if necessary), 5% of the dollar amount specified in the Statement will be held in escrow by the Transfer Agent in Class A shares registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the Statement (less any dispositions and exclusive of any distributions on such shares automatically reinvested) are less than the amount specified, the investor will be requested to remit to the Transfer Agent an amount equal to the difference between the sales charge paid and the sales charge applicable to the aggregate purchases actually made. If not remitted within 20 days after written request, an appropriate number of escrowed shares will be redeemed in order to realize the difference. This privilege is subject to modification or discontinuance at any time with respect to all shares purchased thereunder. Reinvested dividend and capital gain distributions are not counted towards satisfying the Statement.

         Reinstatement Privilege. Class A shareholders have a one time privilege of reinstating their investment in the Fund, subject to the terms of exchange (see "Exchange Privilege") at net asset value next determined. A written request for reinstatement must be received by the Transfer Agent within 30 calendar days of the redemption, accompanied by payment for the shares (not in excess of the redemption). This privilege is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

          Exchanges for Class A shares of other Vista Funds. Class A shares of the Fund may be obtained without an initial sales charge through exchanges for Class A shares of other Vista Funds. See "Exchange Privilege."

Institutional Shares

         The Institutional Shares are continuously offered for sale without a sales load at the net asset value next determined through Vista Broker-Dealer Services, Inc. ("VBDS" or the "Distributor") after an order is received if it is transmitted prior to 12:00 noon, Eastern time for the Tax Free Fund, and prior to 2:00 p.m., Eastern time for the U.S. Government Fund, Global Fund, Treasury Fund, Federal Fund and Prime Fund on any business day during which the New York Stock Exchange and the Adviser are open for trading ("Fund Business Day"). (See "Other Information Concerning Shares of the Fund--Net Asset Value"). Orders for Institutional Shares received and accepted prior to the above designated times will be entitled to all dividends declared on such day. The minimum initial purchase is $1,000,000. Shareholders must maintain a minimum account balance of $1,000,000 in the Institutional Shares at all times. It is anticipated that each Institutional Share's net asset value win remain constant at $1.00 per share and each Fund will employ specific investment policies and procedures to accomplish this result. An investor may purchase Institutional Shares by authorizing his broker or financial institution to purchase such Shares on his behalf through the Distributor, which the broker or financial institution must do on a timely basis. All share purchases must be paid for by federal funds wire. If federal funds are not available with respect to any such order by the close of business on the day the order is received by the Transfer Agent, the order will be cancelled. Any order received after the times noted above will not be accepted. Any funds received in connection with late orders will be invested on the next business day. The Funds may at their discretion reject any order for shares. The Funds also reserve the right to suspend sales of shares to the public at any time, in response to the conditions in the securities market or otherwise. Fund shares will be maintained in book entry form, and no certificates representing shares owned will be issued to shareholders.

         Federal regulations require that each investor provide a certified Taxpayer Identification Number upon opening an account.

         Each Fund intends to be as fully invested at all times as is reasonably practicable in order to enhance the yield on its assets. Accordingly, in order to make investments which will immediately generate income, each Fund must have federal funds available to it (i.e., monies credited to the account of such Fund's custodian bank by a Federal Reserve Bank).

                                   Redemptions

Class A Shares

         Shareholders may redeem all or any portion of the shares in their account at any time at the net asset value next determined after a redemption request in proper form is furnished by the shareholder to his Shareholder Servicing Agent or Dealer and transmitted to and received by the Transfer Agent. The proceeds of a redemption normally will be paid on the next Fund Business Day after a redemption request has been received by the Fund, but in any event within seven days. The forwarding of proceeds from redemption of shares which were recently purchased by check may be delayed up to 15 days. A shareholder may redeem his shares by authorizing his Shareholder Servicing Agent, Dealer or its agent to redeem such shares, which the Shareholder Servicing Agent, Dealer or its agent must do on a timely basis. The signature of both shareholders is required for any written redemption requests from a joint account. In addition, a redemption request may be deferred for up to 15 calendar days if the Transfer Agent has been notified of a change in either the address or the bank account registration previously listed in the Fund's records.

         The value of shares of the Fund redeemed may be more or less than the shareholder's cost, depending on portfolio performance during the period the shareholder owned his shares. Redemptions of shares are taxable events on which the shareholder may recognize a gain or a loss. Although the Fund generally retains the right to pay the redemption price of shares in kind with securities (instead of cash), the Trust has filed an election under Rule 18f-1 under the Investment Company Act of 1940, as amended (the "1940 Act") committing it to pay in cash all redemptions by a shareholder of record up to the amounts specified by the rule (approximately $250,000).

         The payment of redemption requests may be wired directly to a previously designated domestic commercial bank account or mailed to the shareholder's address of record. For the protection of shareholders, all telephone redemption requests in excess of $25,000 will be wired directly to such previously designated bank account. Normally, redemption payments will be transmitted on the next business day following receipt of the request (provided it is made prior to 4:00 p.m. Eastern time on any day redemptions may be made). Redemption payments requested by telephone may not be available in a previously designated bank account for up to four days. There is a $10.00 charge for each federal funds wire transaction. If no share certificates have been issued, a wire redemption may be requested by telephone or wire to the Vista Service Center. For telephone redemptions, call the Vista Service Center at (800) 34-VISTA.
                                     - 21 -

         The right of any shareholder to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period in which the New York Stock Exchange is closed (other than weekends or holidays) or trading on such Exchange is restricted or, to the extent otherwise permitted by the 1940 Act if an emergency exists.

         Systematic Redemption Plan--Class A Shares. A shareholder owning $10,000 or more of the Class A shares of the Fund as determined by the then current net asset value may provide for the payment monthly or quarterly of at least $100 from his account. A sufficient number of full and fractional Class A shares will be redeemed so that the designated payment is received on approximately the 1st day of the month following the end of the selected payment period.

         For further information as to how to direct a Shareholder Servicing Agent to redeem shares of the Fund, a shareholder should contact his Shareholder Servicing Agent.

         Redemption of Accounts of Less than $500. The Fund may redeem the shares of any shareholder, if at such time, the aggregate net asset value of the shares in such shareholder's account is less than $500. In the event of any such redemption, a shareholder will receive at least 60 days notice prior to the redemption.


Institutional Shares

         An investor may redeem all or any portion of the shares in his account on any Fund Business Day at the net asset value next determined after a redemption request in proper form is received by a Fund's Transfer Agent. Therefore, redemptions will be effected on the same day the redemption order is received only if such order is received prior to 12:00 noon, Eastern time for the Tax Free Fund, and prior to 2:00 p.m., Eastern time for the U.S. Government Fund, Global Fund, Treasury Fund, Federal Fund and Prime Fund, on any Fund Business Day. Shares which are redeemed earn dividends up to an including the day prior to the day redemption is effected. The proceeds of a redemption will be paid by wire in federal funds normally on the Fund Business Day the redemption is effected but in any event within seven days. Payment for redemption requests received prior to the above-mentioned times is normally made in federal funds wired to the redeeming shareholder on the same Business Day. Payment for redeemed shares for which a redemption order is received after the times stated above on a Business Day is normally made in federal funds wired to the redeeming shareholder on the next Business Day following redemption. In order to allow Chase to most effectively manage the Funds' portfolios, investors are urged to make redemption requests as early in the day as possible. In making redemption requests, the names of the registered shareholders and their account numbers must be supplied. While the Fund retains the right to pay the redemption price of shares in kind with securities (instead of cash), the Trust has filed an election under Rule 18f-1 under the Investment Company Act of 1940, as amended (the "1940 Act") committing to pay in cash all redemptions by a shareholder of record up to the amounts specified in the rule (approximately $250,000).

         A wire redemption may be requested by telephone or wire to the Vista Service Center. For telephone redemptions, call the Vista Service Center at
(900) 622-4273.

         The right of any shareholder to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period in which the New York Stock Exchange is closed (other than weekends or holidays) or trading on such Exchange is restricted or, to the extent otherwise permitted by the 1940 Act, if an emergency exits.

                               Exchange Privilege

         Shareholders may exchange, at respective net asset value, Class A shares of the Fund for Class A shares of the other Vista Funds, in accordance with the terms of the then current prospectus of the Fund being acquired. No initial sales charge is imposed on the Class A shares being acquired. The prospectus of the other Vista Fund into which shares are being exchanged should be read carefully prior to any exchange and retained for future reference. Under the Exchange Privilege, Class A shares of the Fund also may be exchanged for shares of such other Vista Funds only if those Funds and their shares are registered in the states where the exchange may legally be made. Shares of the Fund may only be exchanged into the same class of another Vista Fund and only if the account registrations are identical.

         With   respect  to   exchanges   from  any  Vista  money  market  Fund,
shareholders must have acquired their shares in such money market Fund by exchange from one of the other Funds in the Trust, or any exchange directly from one of such Vista money market Funds will be done at relative net asset value plus the appropriate sales charge.

         Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the Fund to be acquired through an exchange transaction are purchased on the redemption date, but such purchase may be delayed by either Fund up to five business days if the Fund determines that it would be disadvantaged by an immediate transfer of the proceeds. This privilege may be amended or terminated at any time without notice. Arrangements have been made for the acceptance of instructions by telephone to exchange shares if certain preauthorizations or indemnifications are accepted and on file. Further information and telephone exchange forms are available from the Transfer Agent.

         Institutional shares do not have an exchange privilege.

         Market Timing. The exchange privilege described in each Prospectus is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and other circumstances where the Trustees, or Adviser believes doing so would be in the best interest of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. In addition, any shareholder who makes more than ten exchanges of shares involving a Fund in a year or three in a calendar quarter will be charged $5.00 administration fee per each such exchange.

                                     General

         The Fund has established  certain procedures and restrictions,  subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. The Fund's Transfer Agent may defer acting on a shareholder's instructions until it has received them in proper form. In addition, the privileges described in this Prospectus are not available until a completed and signed account application has been received by the Transfer Agent. Telephone transaction privileges are made available to shareholders automatically upon opening an account unless the privilege is declined in Section 6 of the Account Application. To provide evidence of telephone instructions, the Transfer Agent will record telephone conversations with shareholders. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. In the event the Fund does not employ such reasonable procedures, it may be liable for losses due to unauthorized or fraudulent instructions.

         Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, the Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming shares of the Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest account application or as otherwise properly specified to the Fund in writing. Shareholders agree to release and hold harmless the Fund, the Adviser, the Administrator, any Shareholder Servicing Agent or sub-agent and broker-dealer, and the officers, directors, employees and agents thereof against any claim, liability, loss, damage and expense for any act or failure to act in connection with Fund shares, any related investment account, any privileges or services selected in connection with such investment account, or any written or oral instructions or requests with respect thereto, or any written or oral instructions or requests from someone claiming to be a shareholder if the Fund or any of the above-described parties follow instructions which they reasonably believe to be genuine and act in good faith by complying with the procedures that have been established for Fund accounts and services.


TAX MATTERS

         The following discussion is addressed primarily to noncorporate investors and is for general information only. A prospective investor, including a corporate investor, should also review the more detailed discussion of federal income tax considerations relevant to the Fund that is contained in the Statement of Additional Information. In addition, each prospective investor should consult with his own tax advisers as to the tax consequences of an investment in the Fund, including the status of distributions from the Fund in his own state and locality and the possible applicability of a federal alternative minimum tax to a portion of the distributions of the Fund.

         The Fund intends to qualify each year and elect to be treated as a separate "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If the Fund is treated as a "regulated investment company" and all of its taxable income, if any, is distributed to its shareholders in accordance with the timing requirements imposed by the Code, it will not be subject to federal income tax on the amounts so distributed. If for any taxable year the Fund does not qualify for the treatment as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to its shareholders, and such distributions will be taxable to shareholders to the extent of the Fund's current and accumulated earnings and profits.

         The Trust is organized as a Massachusetts business trust and, under current law, is not liable for any income or franchise tax in the Commonwealth of Massachusetts as long as the Fund (and each other series of the Trust) qualifies as a regulated investment company under the Code.

         Distributions by the Fund of its tax-exempt interest income (net of expenses) are designated as "exemptinterest dividends" which are excluded from gross income for regular federal income tax purposes. In accordance with the investment objectives of the Fund, it is expected that most or all of the net investment income of the Fund will be attributable to interest from Municipal Obligations, although from time to time a portion of the portfolio of the Fund may be invested in short-term taxable obligations since the preservation of capital and the maintenance of liquidity are important aspects of the Fund's investment objective. As a result, most or all of the dividends paid out of the Fund's net investment income will be designated "exempt-interest dividends". The percentage of such dividends so designated will be applied uniformly to all such dividends from the Fund made during each fiscal year and may differ from the actual percentage for any particular month.

         Although excluded from gross income for regular federal income tax purposes, exempt-interest dividends, together with other tax-exempt interest, are required to be reported on shareholders' federal income tax returns, and are taken into account in determining the portion, if any, of Social Security benefits which must be included in gross income for federal income tax purposes. In addition, exempt-interest dividends paid out of interest on certain Municipal Obligations that may be purchased by the Fund will be treated as a tax preference item for both individual and corporate shareholders potentially subject to an alternative minimum tax ("AMT"), and all exempt-interest dividends will be included in computing a corporate shareholder's adjusted current earnings, upon which is based a separate corporate preference item which may be subject to AMT and to the environmental superfund tax. Interest on indebtedness incurred, or continued, to purchase or carry shares of the Fund is not deductible. Further, entities or persons who may be "substantial users" (or persons related to "substantial users") of facilities financed by certain types of Municipal Obligations should consult with their own tax advisers before purchasing shares of the Fund.

         Distributions by the Fund of any taxable ordinary income (net of expenses) and the excess, if any, of its net short-term capital gain over its net long-term capital loss are generally taxable to shareholders as ordinary income. Such distributions are treated as dividends for federal income tax purposes, but do not qualify for the dividends-received deduction for corporations. Distributions by the Fund of the excess, if any, of its net long-term
                                     - 24 -
capital gain over its net short-term capital loss are designated as capital gain dividends and are taxable to shareholders as long-term capital gains, regardless of the length of time a shareholder has held his shares.

         Investors should be careful to consider the tax implications of purchasing shares just prior to the next dividend date of any ordinary income dividend or capital gain dividend. Those investors purchasing shares just prior to an ordinary income dividend or capital gain dividend will be taxed on the entire amount of the dividend received, even though the net asset value per share on the date of such purchase reflected the amount of such dividend.

         Distributions to shareholders will be treated in the same manner for federal income tax purposes whether received in cash or reinvested in additional shares of the Fund. In general, distributions by the Fund are taken into account by shareholders in the year in which they are made. However, certain distributions made during January will be treated as having been paid by the Fund and received by the shareholders on December 31 of the preceding year. A statement setting forth the federal income tax status of all distributions made (or deemed made) during the fiscal year, including any portions which constitute ordinary income dividends, capital gain dividends and exemptinterest dividends, will be sent to the Fund's shareholders promptly after the end of each year.

         Any loss realized upon a taxable disposition of shares within six months from the date of their purchase will be disallowed to the extent of any exempt-interest dividends received on such shares and (to the extent not disallowed) will be treated as a long-term capital loss to the extent of any capital gain dividends received on such shares. All or a portion of any loss realized upon a taxable disposition of shares of the Fund may be disallowed if other shares of the Fund are purchased within 30 days before or after such disposition.

         Under the backup withholding rules of the Code, certain shareholders may be subject to 31% withholding of federal income tax on distributions and redemption payments made by the Fund. Generally, shareholders are subject to backup withholding if they have not provided the Fund with a correct taxpayer identification number and certain required certifications.

         The exclusion from gross income for federal income tax purposes of exempt-interest dividends does not necessarily result in an exclusion under the income or other tax laws of any state or local taxing authority. Shareholders of the Fund may be exempt from state and local taxes on exempt-interest dividends paid out of interest on Municipal Obligations of the state and/or municipalities of the state in which they reside but may be subject to state and local tax on exempt-interest dividends paid out of interest on Municipal Obligations of other jurisdictions.

         No gain or loss will be recognized by a shareholder as a result of a conversion from Class B shares to Class A shares.

State and Local Income Taxes

         Some states provide that a regulated investment company may pass through (without restriction) to its shareholders state and local income tax exemptions available to direct owners of certain types of U.S. Government securities (such as U.S. Treasury obligations). Thus, for residents of these states, distributions derived from the Fund's investment in certain types of U.S. Government securities should be free from state and local income taxes to the extent that the interest income from such investments would have been exempt from state and local income taxes if such securities had been held directly by the respective shareholders themselves. Certain states, however, do not allow a regulated investment company to pass through to its shareholders the state and local income tax exemptions available to direct owners of certain types of U.S. Government securities unless the regulated investment company holds at lest a required amount of U.S. Government securities. Accordingly, for residents of these states, distributions derived from the Fund's investment in certain types of U.S. Government securities may not be entitled to the exemptions from state and local income taxes that would be available if the shareholders had purchased U.S. Government securities directly. Shareholders' dividends attributable to the Fund's income from repurchase agreements generally are subject to state and local income taxes. The exemption from state and local income taxes does not preclude states from asserting other taxes on the ownership of U.S. Government securities. To the extent that the Fund invests to a substantial degree in U.S. Government securities which are subject to favorable state and local tax treatment, shareholders of the Fund will be notified as to the extent to which distributions from the Fund are attributable to interest on such securities.


OTHER INFORMATION CONCERNING SHARES OF THE FUND

                                 Net Asset Value

         The net asset value of a class of shares of the Fund is determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), on each Fund Business Day, by dividing the net assets attributable to that class by the number of its shares outstanding. Values of assets in the Fund's portfolio are determined on the basis of their market or other fair value, as described in the Statement of Additional Information. A share's net asset value is effective for orders received by a Shareholder Servicing Agent prior to its calculation and received by the Distributor prior to the close of business, usually 4:00 p.m. Eastern time, on the Fund Business Day on which such net asset value is determined.

         The per share net asset value of Class A shares of the Fund will generally be lower than that of the Institutional Class shares because of the higher expenses borne by the Class A shares. The net asset values per share of Class A and Institutional Class differ due to differing allocations of class-specific expenses.

              Net Income, Dividends and Capital Gain Distributions

         Income dividends are declared daily and paid monthly. The Fund's net investment income is calculated by adding the value of all the Fund's investments, plus cash and other assets, deducting Fund liabilities and then dividing the result by the number of shares outstanding. Certain expenses are applied on a per-class basis only and are deducted accordingly. The Fund will distribute its net realized short-term and long-term capital gains, if any, to its shareholders at least annually. In general, dividends on Class A shares are expected to be lower than those on Institutional Class shares due to the higher distribution expenses, and certain other expenses borne by the Class A shares.

         The Fund intends to make additional distributions to the extent necessary to avoid application of the 4% nondeductible excise tax on certain undistributed income and net capital gains of mutual funds imposed by Section 4982 of the Code.

         Subject to the  policies  of the  shareholder's  Shareholder  Servicing
Agent,  a  shareholder  may  elect  to  receive   dividends  and  capital  gains
distributions from the Fund in either cash or additional shares.

      Distribution Plans and Distribution and Sub-Administration Agreement

         The Trustees have adopted a Distribution Plan (the "Distribution Plan") for the Class A shares in accordance with Rule 12b-1 under the 1940 Act, after having concluded that there is a reasonable likelihood that the Distribution Plan will benefit that class and its shareholders. The Institutional Shares do not have a Distribution Plan.

         The Class A Distribution Plan provides that the Fund shall pay distribution fees including payments to the Distributor, at an annual rate not to exceed 0.25% of its average daily net assets for distribution services. Some payments under the Distribution Plan may be used to compensate broker-dealers with trail or maintenance commissions in amounts not to exceed 0.25% annualized of the asset value of Class A shares, maintained in the Fund by such broker-dealers' customers. Since the distribution fees are not directly tied to expenses, the amount of distribution fees paid by the Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution
Plans. For this reason, this type of distribution fee arrangement is characterized by the staff of the Securities and Exchange Commission as being of the "compensation variety" (in contrast to "reimbursement" arrangements by which a distributor's compensation is directly linked to its expenses).

         Class A shares are entitled to exclusive voting rights with respect to matters concerning its Distribution Plan.

         The Distribution and Sub-Administration Agreement dated April 15, 1994 (the "Distribution Agreement"), provides that the Distributor will act as the principal underwriter of the Fund's shares and bear the expenses of printing, distributing and filing prospectuses and statements of additional information and reports used for sales purposes, and of preparing and printing sales literature and advertisements not paid for by the Distribution Plans. In addition, the Distributor will provide certain sub-administration services, including providing officers, clerical staff and office space. The Distributor currently receives a fee for sub-administration from the Fund at an annual rate equal to 0.05% of the Fund's average daily net assets, on an annualized basis for the Fund's then-current fiscal year. Other funds which have investment objectives similar to those of the Fund, but which do not pay some or all of such fees from their assets, may offer a higher return, although investors would, in some cases, be required to pay a sales charge or a redemption fee.

         The Distributor has agreed to use a portion of its distribution and sub-administration fee to pay for certain expenses of the Fund incurred in connection with organizing new series of the Trust and certain other ongoing expenses of the Trust. The Distributor may, from time to time, waive all or a portion of the fees payable to it under the Distribution Agreement.

         The Fund will pay all of its pro rata share of the foregoing expenses of the Trust, including membership dues in the Investment Company Institute, administrative fees payable under the Fund's Administration Agreement, and sub-administration fees payable under the Distribution and Sub-Administration Agreement. In addition, each class will pay those expenses allocable to the class, including: shareholder servicing fees and expenses; expenses of preparing, printing and mailing prospectuses, reports, notices, and proxy statements to shareholders and government offices or agencies; expenses of shareholder meetings; expenses relating to the registration and qualification of shares of the particular class and the preparation, printing and mailing of prospectuses for such purposes (except that the Distribution and Sub-Administration Agreement requires the Distributor to pay for prospectuses which are to be used for sales to prospective investors).

                                    Expenses

         The expenses each of the Funds of the Trust include the compensation of its Trustee; registration fees; interest charges; taxes; fees and expenses of independent accountants, of legal counsel and of any transfer agent, custodian, registrar or dividend disbursing agent of the Trust Portfolio; insurance premiums; and expenses of calculating the net asset value of, and the net income on the shares of the Fund.

         The Fund will pay all of its pro rata share of the foregoing expenses of the Trust, including membership dues in the Investment Company Institute, administrative fees payable under the Fund's Administration Agreement, and sub-administration fees payable under the Distribution and Sub-Administration Agreement. In addition, each class will pay those expenses allocable to the class, including: shareholder servicing fees and expenses; expenses of preparing, printing and mailing prospectuses, reports, notices, and proxy statements to shareholders and government offices or agencies; expenses of shareholder meetings; expenses relating to the registration and qualification of shares of the particular class and the preparation, printing and mailing of prospectuses for such purposes (except that the Distribution and Sub-Administration Agreement requires the Distributor to pay for prospectuses which are to be used for sales to prospective Investors).

              Description of Shares, Voting Rights and Liabilities

         Mutual Fund Group is an open-end, management investment company organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts in 1987. Because the Fund is "non-diversified," more of the Fund's assets may be concentrated in the securities of any single issuer than if the Fund was "diversified," which may make the value of the shares in a fund more susceptible to certain risks than shares of a diversified mutual fund.

         The Trust has reserved the right to create and issue additional series and classes. Each share of a series or class including Class A and Institutional Class, represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each whole share held, and each fractional share shall be entitled to a proportionate fractional vote, except that Trust shares held in the treasury of the Trust shall not be voted. Shares of Class A and Institutional Class generally vote separately, for example to approve distribution plans, but shares of all series or classes vote together, to the extent required under the 1940 Act, in the election or selection of Trustees and independent accountants.

         The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of Class A or Institutional Class or of all series or classes when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. A Trustee of the Trust may, in accordance with certain rules of the Securities and Exchange Commission, be removed from office when the holders of record of not less than two-thirds of the outstanding shares either present a written declaration to the Funds' Custodian or vote in person or by proxy at a meeting called for this purpose. In addition, the Trustees will promptly call a meeting of shareholders to remove a trustee(s) when requested to do so in writing by record holders of not less than 10% of all outstanding shares of the Trust. Finally, the Trustees shall, in certain circumstances, give such shareholders access to a list of the names and addresses of all other shareholders or inform them of the number of shareholders and the cost of mailing their request. The Trust's Declaration of Trust provides that, at any meeting of shareholders, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of the same portfolio otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements. Shareholders of each series or class, including Class A and Class B, would be entitled to share pro rata in the net assets of that series or class available for distribution to shareholders upon liquidation of the Fund or that series or class.

         The Trust reserves the right to create and issue a number of series of shares, in which case the shares of each series would participate equally in the earnings, dividends and assets of the particular series (except for differences among any classes of shares of any series).

         The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

         The Code of Ethics of the Trust prohibits all affiliated personnel from engaging in personal investment activities which compete with or attempt to take advantage of a Fund's planned portfolio transactions. The objective of the Code of Ethics is to ensure that the operations of a Fund be carried out for the exclusive benefit of a Fund's shareholders. The Trust maintains careful monitoring of Compliance with the Code of Ethics. See "General Information" in the Fund's Statement of Additional Information.

         On __________, 1996, the Shareholders of the Predecessor Fund approved an Agreement and Plan of Reorganization (the "Reorganization Plan"). Under the Reorganization Plan, the Predecessor Fund transferred all its assets and liabilities to the Fund in exchange for shares of the Fund, which were distributed pro rata to shareholders of the Predecessor Fund, who then became shareholders of the Fund (the "Reorganization"). The Predecessor Fund has ceased operations. The Fund had no assets and did not begin operations until the Reorganization occurred.

           SHAREHOLDER SERVICING AGENTS, TRANSFER AGENT AND CUSTODIAN

                          Shareholder Servicing Agents

         The shareholder servicing agreement with each Shareholder Servicing Agent provides that such Shareholder Servicing Agent will, as agent for its customers, perform various services, including but not limited to the following: answer customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares may be effected for the Fund as to which the Shareholder Servicing Agent is so acting and certain other matters pertaining to the Fund; assist shareholders in designating and changing dividend options, account designations and addresses; provide necessary personnel and facilities to establish and maintain shareholder accounts and records; assist in processing purchase and redemption transactions; arrange for the wiring of funds; transmit and receive funds in connection with customer orders to purchase or redeem shares; verify and guarantee shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnish (either separately or on an integrated basis with other reports sent to a shareholder by a Shareholder Servicing Agent) monthly and year-end statements and confirmations of purchases and redemptions; transmit, on behalf of the Fund, proxy statements, annual reports, updated prospectuses and other communications to shareholders of the Fund; receive, tabulate and transmit to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and provide such other related services as the Fund or a shareholder may request. Shareholder Servicing Agents may be required to register pursuant to state securities law.

         For performing these services, each Shareholder Servicing Agent receives certain fees, which may be paid periodically, determined by a formula based upon the number of accounts serviced by such Shareholder Servicing Agent during the period for which payment is being made, the level of activity in accounts serviced by such Shareholder Servicing Agent during such period, and the expenses incurred by such Shareholder Servicing Agent. The fees relating to acting as liaison to shareholders and providing personal services to shareholders will not exceed, on an annual basis, 0.25% of the average daily net assets of each class of the Fund represented by shares owned during the period for which payment is being made by investors for whom such Shareholder Servicing Agent maintains a servicing relationship. Each Shareholder Servicing Agent may, from time to time, voluntarily waive all or a portion of the fees payable to it. In addition, Chase may provide other related services to the Fund for which it may receive compensation.

         The Shareholder Servicing Agent, and its affiliates, agents and representatives acting as Shareholder Servicing Agents, may establish custodial investment accounts ("Accounts"), known as Chase Investment Accounts or by any other name designated by a Shareholder Servicing Agent. Through such Accounts, customers can purchase, exchange and redeem Class A or Institutional Class shares, receive dividends and distributions on Fund investments, and take advantage of any services related to an Account offered by such Shareholder Servicing Agent from time to time. All Accounts and any related privileges or services shall be governed by the laws of the State of New York, without regard to its conflicts of laws provisions.

         The Glass-Steagall Act and other applicable laws generally prohibit federally chartered or supervised banks from publicly underwriting or distributing certain securities, such as the Fund's shares. The Trust, on behalf of the Fund, will engage banks, including the Adviser Administrator, as Shareholder Servicing Agents, only to perform advisory, custodial, administrative and shareholder servicing functions as described above. While the matter is not free from doubt, Trust management believes that such laws should not preclude a bank, including a bank which acts as investment adviser, custodian or administrator, or in all such capacities, for the Fund, from acting as a Shareholder Servicing Agent. However, possible future changes in federal law or administrative or judicial interpretations of current or future law, could prevent a bank from continuing to perform all or part of its servicing activities. If that occurred, the bank's shareholder clients would be permitted to remain Fund shareholders and alternative means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the Fund might occur and a shareholder serviced by such bank might no longer be able to avail himself of any automatic investment or other services then being provided by such bank. The Fund does not expect that shareholders would suffer any adverse financial consequences as a result of these occurrences.
                                     - 29 -

Transfer Agent and Custodian

         DST Systems, Inc. ("DST") acts as transfer agent and dividend disbursing agent (the "Transfer Agent") for the Fund. In this capacity, DST maintains the account records of all shareholders in the Funds, including statement preparation and mailing. DST is also responsible for disbursing dividend and capital gain distributions to shareholders, whether taken in cash or additional shares. From time to time, DST and/or the Fund may contract with other entities to perform certain services for the Transfer Agent. For its services as Transfer Agent, DST receives such compensation as is from time to time agreed upon by the Trust and DST. DST's address is 127 W.
10th Street, Kansas City, MO 64105.

         Pursuant to a Custodian Agreement, Chase acts as the custodian of the assets of the Fund for which Chase receives compensation as is from time to time agreed upon by the Trust and Chase. The Custodian's responsibilities include safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on the Fund's investments, maintaining books of original entry for portfolio and Fund accounting and other required books and accounts, and calculating the daily net asset value of shares of the Fund. Portfolio securities and cash may be held by sub-custodian banks if such arrangements are reviewed and approved by the Trustees. The internal division of Chase which serves as the Fund's Custodian does not determine the investment policies of the Fund or decide which securities will be bought or sold on behalf of the Fund or otherwise have access to or share material inside information with the internal division that performs advisory services for the Fund.

                         Tax-Sheltered Retirement Plans

         Shares of the Fund are offered in connection with the following qualified prototype retirement plans: IRA, Rollover IRA, SEP-IRA, Profit-Sharing, and Money Purchase Pension Plans which can be adopted by self-employed persons ("Keogh") and by corporations, 401(k) and 403(b) Retirement Plans. Call or write the Transfer Agent for more information.


YIELD AND PERFORMANCE INFORMATION

         From time to time, the Fund may use hypothetical investment examples and performance information in advertisements, shareholder reports or other communications to shareholders. Because such performance information is based on historical earnings, it should not be considered as an indication or representation of the performance of any classes of the Fund in the future. From time to time, the performance and yield of the classes of Fund may be quoted and compared to those of other mutual funds with similar investment objectives, unmanaged investment accounts, including savings accounts, or other similar products and to stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Fund or its classes may be compared to data prepared by Lipper Analytical Services, Inc. or Morningstar Mutual Funds on Disc, widely recognized independent services which monitor the performance of mutual funds. Performance and yield data as reported in national financial publications including, but not limited to, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in local or regional publications, may also be used in comparing the performance and yield of the Fund or its classes. Additionally, the Fund may, with proper authorization, reprint articles written about the Fund and provide them to prospective shareholders.

         The Fund may provide period and average annual "total rates of return." The "total rate of return" refers to the change in the value of an investment in the Fund over a period (which period shall be stated in any advertisement or communication with a shareholder) based on any change in net asset value per share including the value of any shares purchased through the reinvestment of any dividends or capital gains distributions declared during such period. For Class A shares, the average annual total rate of return will assume payment of the maximum initial sales load at the time of purchase. For Class B shares, the average annual total rate of return figures will assume deduction of the applicable contingent deferred sales charge imposed on a total redemption of shares held for the period. One-, five- and ten-year periods will be shown, unless the class has been in existence for a shorter period.

         The Fund may provide "yield" quotations in addition to total rate of return quotations. The "yield" quotations of the Fund will be based upon a hypothetical net investment income earned by the Fund over a thirty day or one month period (which period shall be stated in any advertisement or communication with a shareholder). The "yield" is then "annualized" by assuming that the income generated over the period will be generated over a one year period. A "yield" quotation, unlike a total rate of return quotation, does not reflect changes in investment value.

         Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the yields and the net asset values of classes of shares of the Fund will vary based on interest rates, the current market value of the securities held in the Fund's portfolio and changes in the Fund's expenses. The Adviser, the Shareholder Servicing Agent, the Administrator or the Distributor have all voluntarily agreed to waive a portion of their fees on a month-to-month basis. In addition, the Distributor may assume a portion of the Fund's operating expenses on a month-to-month basis. These actions have the effect of increasing the net income (and therefore the yield and total rate of return) of the Fund during the period such waivers are in effect. These factors and possible differences in the methods used to calculate the yield and total rate of return should be considered when comparing the yields or total rates of return of the classes of shares of the Fund to yields and total rates of return published for other investment companies and other investment vehicles
(including different classes of shares). The Fund is advised that certain Shareholder Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding the Shareholder Servicing Agent fees received (see "Purchases and Redemptions of Shares -- Purchases"), which will have the effect of increasing the net return on the investment of customers of those Shareholder Servicing Agents. Such customers may be able to obtain through their Shareholder Servicing Agents quotations reflecting such increased return. See the Statement of Additional Information for further information concerning the calculation of the yields or total rates of return quotations for classes of shares of the Fund.

          The Fund is the successor to the Hanover U.S. Government Securities Fund. The Fund may also quote historical performance of the Hanover U.S. Government Securities Fund.

                                Other Information

         The net asset value of shares of the Fund changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a portfolio invested at higher yields can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested at lower yields can be expected to decline. Although changes in the value of the portfolio securities of the Fund subsequent to their acquisition are reflected in their net asset values, such changes will not affect the income received by them from such securities. Debt securities with longer maturities such as those intended for investment by the Fund generally tend to produce higher yields and are subject to greater market fluctuation as a result of changes in interest rates than debt securities with shorter maturities. Since available yields vary over time, no specific level of income can ever be assured. The dividends paid on shares of the Fund will increase or decrease in relation to the income received by the Fund from its investments, which will in any case be reduced by the Fund's expenses before being distributed to its shareholders.

         Federal tax legislation enacted over the past few years has limited the types and volume of bonds, the interest on which is excludable from gross income or does not constitute a preference item potentially subject to the alternative minimum tax on individuals. As a result, this legislation may affect the availability of Municipal Obligations for investment by the Fund.

         More than 25% of the assets of the Fund may be invested in securities to be paid from revenue of similar projects, which may cause the Fund to be more susceptible to similar economic, political, or regulatory occurrences. The value of shares of the Fund may be subject to greater risk than those of other mutual funds that do not permit such a practice. Moreover, as the similarity in issuers increases, the potential for fluctuation of the net asset value of the shares of the Fund also increases.

         The Statement of Additional Information contains more detailed information about the Trust and the Fund, including information related to (i) the Fund's investment policies and restrictions, (ii) risk factors associated with Fund's policies and investments, (iii) the Trust's Trustees, officers and the Administrator and the Adviser, (iv) portfolio transactions, (v) the Funds' shares, including rights and liabilities of shareholders, and (vi) additional performance information, including the method used to calculate yield or total rate of return quotations of the Fund. The audited financial statements for the Fund for its last fiscal year end are incorporated by reference in the Statement of Additional Information.
                                     - 32 -

                                     PART B

STATEMENT OF
ADDITIONAL INFORMATION
__________, 1996


                          VISTA(sm) AMERICAN VALUE FUND
                 125 West 55th Street, New York, New York 10019



This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Prospectus offering the Fund. This Statement of Additional Information should be read in conjunction with the Prospectus offering shares of Vista American Value Fund (the "Fund"), dated _________, 1996. A copy of the Prospectus may be obtained by an investor without charge by contacting Vista Broker-Dealer Services, Inc., the Fund's distributor, at the above-listed address or by calling the Vista Service Center at the toll-free number listed below.

This Statement of Additional Information is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by an effective prospectus.














For more information about the Fund or your account, simply call the Vista Service Center at our toll-free number:


         1-800-34-VISTA
         Vista Service Center
         P.O. Box 419392
         Kansas City, MO  64141

                                                    VAM-SAI

Table of Contents                                                     Page


The Fund............................................................    3
Investment Objective, Policies and Restrictions.....................    3
Additional Investment Activities....................................    4
Hedging and Derivatives.............................................    8
Limiting Investment Risks...........................................   17
Performance Information.............................................   20
Determination of Net Asset Value....................................   23
Tax Matters.........................................................   24
Management of the Fund..............................................   32
Independent Accountants.............................................   41
General Information.................................................   41

                                    THE FUND

           Mutual Fund Group (the "Trust") is an open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts on May 11, 1987. The Trust presently consists of __ separate series (a "Fund" or the "Funds"). Certain of the Funds are diversified and other Funds are non-diversified, as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Under a multiple class distribution system, several of the Income and Equity Funds may be offered through two or more classes of shares.

           The Funds' Shares are continuously offered for sale through Vista Broker-Dealer Services, Inc. ("VBDS"), the Fund's distributor (the "Distributor"), which is not affiliated with Chase Manhattan Bank, N.A.' or its affiliates, to investors who are customers of a financial institution, such as a federal or state-chartered bank, trust company, or savings and loan association that has entered into a shareholder servicing agreement with the Trust on behalf of the Fund (collectively, "Shareholder Servicing Agents") or customers of a securities broker or certain financial institutions who have entered into Selected Dealer Agreements with the Distributor. VBDS receives a distribution fee from the Fund, pursuant to the plan of distribution adopted pursuant to Rule 12b-1 of the 1940 Act.

           The Board of Trustees of the Trust  provides broad  supervision  over the affairs of the Trust including the Fund. The Chase Manhattan Bank, N.A. ("Chase") is the investment adviser (the "Adviser") for the Fund. Van Deventer & Hoch (VD&H) is the investment sub-adviser (the "Sub-Adviser") for the Fund. Chase also serves as the Trust's administrator (the "Administrator") and supervises the overall administration of the Trust, including the Fund. The Adviser continuously manages the investments of the Fund in accordance with the investment objective and policies of the Fund. The selection of investments for the Fund and the way in which the Fund is managed depend on the conditions and trends in the economy and the financial marketplaces. Occasionally, communications to shareholders may contain the views of the investment adviser as to current market, economic, trade and interest rate trends, as well as legislative, regulatory and monetary developments, and may include investment strategies and related matters believed to be of relevance to the Fund. A majority of the Trustees of the Trust are not affiliated with the Adviser.


                 INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

                              Investment Objective

           VISTA AMERICAN VALUE FUND (the "Fund") seeks to maximize total return, consisting of capital appreciation (both realized and unrealized) and income. The Fund seeks to achieve its objective by investing primarily in the equity securities of well-established U. S. companies (i.e., companies with at least a five-year operating history) which, in the opinion of the Fund's investment adviser, are undervalued by the market. Equity securities include common stock, preferred stock and securities convertible into or exchangeable for common or preferred stock.

                               Investment Policies

           The Prospectus sets forth the various investment policies applicable to the Fund. The following information supplements and should be read in conjunction with the sections of the Prospectus entitled "Investment Objective and Policies" and "Additional Information on Investment Policies and Techniques." Except for the matters specified under "Limiting Investment Risks" in the Prospectus and in this Statement of Additional Information, and as otherwise stated in the Prospectus, all matters described herein and in the Prospectus are not fundamental and may be changed by the Board of Trustees of the Trust without the approval of shareholders. See "General Information."

                        ADDITIONAL INVESTMENT ACTIVITIES

          The discussion below supplements the information set forth in the Prospectuses under "Other Investment Activities."

Bank Obligations

           Bank obligations include negotiable certificates of deposit, bankers' acceptances, fixed time deposits and deposit notes. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of United States banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Fixed time deposits subject to withdrawal penalties and with respect to which the Fund cannot realize the proceeds thereon within seven days are deemed "illiquid" for the purposes of the third investment limitation set forth under "Limiting Investment Risks" in the Prospectus. Deposit notes are notes issued by commercial banks which generally bear fixed rates of interest and typically have original maturities ranging from eighteen months to five years.

           Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Investors should also be aware that securities of foreign banks and foreign branches of United States banks may involve investment risks in addition to those relating to domestic bank obligations. Such investment risks are discussed in the Prospectus under the caption "Special Considerations and Risk Factors."

Asset-Backed Securities

           Asset-backed securities are generally issued as pass through certificates, which represent undivided fractional ownership interests in the underlying pool of assets, or as debt instruments, which are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Assetbacked securities are often backed by a pool of assets representing the obligations of a number of different parties. Asset-backed securities frequently carry credit protection in the form of extra collateral, subordinate certificates, cash reserve accounts, letters of credit or other enhancements. For example, payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or other enhancement issued by a financial institution unaffiliated with the entities issuing the securities. Assets which, to date, have been used to back asset-backed securities include motor vehicle installment sales contracts or installment loans secured by motor vehicles, and receivables from revolving credit (credit card) agreements.

           Asset-backed securities present certain risks which are, generally, related to limited interests, if any, in related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Other types of asset-backed securities will be subject to the risks associated with the underlying assets. If a letter of credit or other form of credit enhancement is exhausted or otherwise unavailable, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying assets are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

American Depositary Receipts

           The Fund may purchase American Depositary Receipts ("ADRs"). The Fund will limit its investment in "unsponsored" ADRs to no more than 5% of the value of its net assets (at the time of investment). A purchaser of an unsponsored ADR may not have unlimited voting rights and may not receive as much information about the issuer of the underlying securities as with a sponsored ADR.

Corporate Reorganizations

           The Fund may invest in securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or similar reorganization proposal has been announced ("reorganization securities"). Frequently the holders of securities of companies involved in such transactions will receive new securities in exchange therefor. The principal risk of this type of investing is that such offers or proposals may not be consummated within the time and under the terms contemplated at the time of investment, in which case, unless such offers or proposals are replaced by equivalent or increased offers or proposals which are consummated, the Fund may sustain a loss.

           In general, securities that are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or proposal. The increased market price of these securities may also discount what the stated or appraised value of the security would be if the contemplated action were approved or consummated. These investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of these contingencies requires unusually broad knowledge and experience on the part of the Fund's Adviser or Sub-Adviser that must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offeror as well as the dynamics of the business climate when the offer or proposal is in progress. Investments in reorganization securities may tend to increase the turnover ratio of the Fund and increase its brokerage and other transaction expenses.

Warrants and Rights

           The Fund may invest in warrants and rights. Warrants basically are options to purchase equity securities at a specified price valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Rule 144A Securities and Section 4(2) Paper

           As indicated in the Prospectus, the Fund may purchase certain restricted securities ("Rule 144A securities") for which there may be a secondary market of qualified institutional buyers, as contemplated by Rule 144A under the Securities Act of 1933 (the "Securities Act") and may invest in commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act ("Section 4(2) paper"). Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers. Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as the Fund who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale of
Section 4(2) paper by the purchaser must be an exempt transaction.

           One effect of Rule 144A and Section 4(2) is that certain restricted securities may now be liquid, though there is no assurance that a liquid market for Rule 144A securities or Section 4(2) paper will develop or be maintained. The Board of Trustees of the Trust has adopted policies and procedures for the purpose of determining whether securities that are eligible for resale under Rule 144A and Section 4(2) paper are liquid or illiquid for purposes of the Fund's limitation on investment in illiquid securities. Pursuant to those policies and procedures, the Board of Trustees will delegate to the Adviser or Sub-Adviser the determination as to whether a particular instrument is liquid or illiquid, requiring that consideration be given to, among other things, the frequency of trades and quotes for the security, the number of dealers willing to sell the security and the number of potential purchasers, dealer undertakings to make a market in the security, the nature of the security and the time needed to dispose of the security. The Board of Trustees will periodically review the Fund's purchases and sales of Rule 144A securities and Section 4(2) paper.

Floating and Variable Rate Instruments

           Certain of the obligations that the Fund may purchase have a floating or variable rate of interest. Such obligations may include obligations issued or guaranteed by agencies or instrumentalities of the United States Government, certificates of deposit and municipal obligations. Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals. Except with respect to temporary defensive investments in short-term money market instruments, the Fund does not expect to invest more than 5% of the value of its total assets in obligations which have a floating or variable rate of interest.

           Certain of the floating or variable rate obligations that may be purchased by the Fund may carry a demand feature that would permit the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. Such obligations include variable rate demand or master notes, which provide for periodic adjustments in the interest rate. Master demand notes, which are instruments issued pursuant to an agreement between the issuer and the holder may permit the indebtedness thereunder to vary.

           The demand features of certain floating or variable rate obligations may permit the Fund to tender the obligations to foreign banks. The Fund's ability to receive payment in such circumstances under the demand feature from such foreign banks may involve certain of the risks associated with foreign investments, such as future political and economic developments, the possible establishments of laws or restrictions that might adversely affect the payment of the bank's obligations under the demand feature and the difficulty of obtaining or enforcing a judgment against the bank.


                             HEDGING AND DERIVATIVES

           As described in the Prospectus under "Additional Information" under the caption "Hedging and Derivatives," the Fund is authorized to use a variety of investment strategies to hedge various market risks (such as interest rates, currency exchange rates and broad or specific market movements), to manage the effective maturity or duration of debt instruments held by the Fund, or, with respect to certain strategies to seek to increase the Fund's income or gain (such investment strategies and transactions are referred to as "Hedging and Derivatives").

           A detailed discussion of Hedging and Derivatives follows below. The Fund will not be obligated, however, to pursue any of such strategies and the Fund does not make any representation as to the availability of these techniques at this time or at any time in the future. In addition, the Fund's ability to pursue certain of these strategies may be limited by the Commodity Exchange Act, as amended, applicable rules and regulations of the Commodity Futures Trading Commission ("CFTC") thereunder and the federal income tax requirements applicable to regulated investment companies which are not operated as commodity pools.

General Characteristics of Options

           Put  options  and call  options  typically  have  similar  structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many of the Hedging and Derivatives which involve options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

           A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. The Fund's purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the Fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial futures contract, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An "American" style put or call option may be exercised at any time during the option period, whereas a "European" style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the OCC as an example, but is also applicable to other similar financial intermediaries.

           OCC-issued and exchange-listed options, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Index options and Eurodollar instruments (which are described below under "Eurodollar Instruments") are cash settled for the net amount, if any, by which the option is "in-the-money" (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

           The Fund's ability to close out its position as a purchaser or seller of an OCCissued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options, (2) restrictions on transactions imposed by an exchange, (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits, (4) interruption of the normal operations of the OCC or an exchange, (5) inadequacy of the facilities of an exchange or the OCC to handle current trading volume, or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

           The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

           Over-the-counter ("OTC") options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as "Counterparties" and individually referred to as a "Counterparty") through direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties. It is anticipated that the Fund will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

           Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the term of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the Fund's Adviser or Sub-Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be met. The Fund will enter into OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker-dealers, domestic or foreign banks, or other financial institutions that are deemed creditworthy by the Fund's Adviser or Sub-Adviser. In the absence of a change in the current position of the staff of the SEC, OTC options purchased by the Fund and the amount of the Fund's obligations pursuant to an OTC operation sold by the Fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

           If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by the Fund or will increase the Fund's income. Similarly, the sale of put options can also provide portfolio gains.

           If and to the extent authorized to do so, the Fund may purchase and sell call options on securities and on Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices, currencies and futures contracts. All calls sold by the Fund must be "covered" (that is, the Fund must own the securities or futures contract subject to the call) or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund will expose the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument that it might otherwise have sold.

           The Fund reserves the right to invest in options on instruments and indices which may be developed in the future to the extent consistent with applicable law, the Fund's investment objective and the restrictions set forth herein.

           If and to the extent authorized to do so, the Fund may purchase put options on securities (whether or not the Fund holds the securities in its portfolio) and on securities indices, currencies and contracts. The Fund will not sell put options, except that they may sell put options to close out existing positions.

General Characteristics of Futures Contracts and Options on Future Contracts

           The Fund may trade financial futures contracts or purchase or sell put and call options on those contracts as a hedge against anticipated interest rate, currency or market changes, for duration management, for risk management purposes or to increase the Fund's income or gain. Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to certain instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract and obligates the seller to deliver that position.

           The Fund's use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC and will be entered into only for bona fide hedging, risk management (including duration management) or other permissible purposes. Maintaining a futures contract or selling an option on a futures contract will typically require the Fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets ("initial margin") that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets ("variation margin") may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery to occur.

           The Fund will not enter into a futures contract or option thereof if, immediately thereafter, the sum of the amount of its initial margin and options thereon would exceed 5% of the current fair market value of the Fund's total assets; however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The value of all futures contracts sold by the Fund (adjusted for the historical volatility relationship between the Fund's portfolio and the contracts) will not exceed the total market value of the Fund's securities. The Fund will not engage in transactions in futures contracts or options thereon for speculative purposes but only as a hedge against changes resulting from market conditions in the values of securities in its portfolio; provided, however, that the Fund may enter into futures contracts or options thereon for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial margin and premiums on such open contracts and options would not exceed 5% of the liquidation value of the Fund's portfolio; provided, further, that in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The Fund reserves the right to comply with such different standards as may be established from time to time by CFTC rules and regulations with respect to the purchase and sale of futures contracts and options thereon. The segregation requirements with respect to futures contracts and options thereon are described below under "Use of Segregated and Other Special Accounts."

Options on Securities Indices and Other Financial Indices

           The Fund may purchase and sell call options and purchase put options on securities indices and other financial indices. In so doing, the Fund can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, options on indices settle by cash settlement; that is, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments comprising the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions

           The Fund may engage in currency transactions with Counterparties to hedge the value of the Fund's portfolio securities denominated in particular currencies against fluctuations in relative value or to increase the Fund's income or gain. Currency transactions include currency forward contracts, exchange-listed currency futures contracts and options thereon, exchange-listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below under "Swaps, Caps, Floors and Collars." The Fund may enter into currency transactions with Counterparties that are deemed creditworthy by the Fund's Adviser or Sub-Adviser.

           The Fund's dealings in forward currency contracts and other currency transactions such as futures contracts, options, options on futures contracts and swaps for hedging purposes may take the form of transaction hedging or position hedging. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of the

Fund's portfolio securities or the receipt of income from them. Position hedging is entering into a currency transaction with respect to portfolio securities positions denominated or generally quoted in that currency. The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held by the Fund that are denominated or generally quoted in or currently convertible into the currency, other than with respect to proxy hedging as described below. The Fund may also enter into currency transactions to increase the Fund's income or gain.

           The Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the Fund has or in which the Fund expects to have exposure. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, the Fund may engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's holdings is exposed is difficult to hedge generally or difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of the Fund's securities are or are expected to be denominated, and to buy dollars. The amount of the contract would not exceed the market value of the Fund's securities denominated in linked currencies.

           Currency transactions are subject to risks different from other portfolio transactions, as discussed below under "Risk Factors." If the Fund enters into a currency transaction, the Fund will comply with the asset segregation requirements described below under "Use of Segregated and Other Special Accounts."

[Combined Transactions

           The Fund may enter into  multiple  transactions,  including  multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions, instead of a single Hedging and Derivative, as part of a single or combined strategy when, in the judgment of the Fund's Adviser or Sub-Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by the Fund based on the judgment of the Fund's Adviser or Sub-Adviser that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the Fund's portfolio management objective.]

Swaps, Caps, Floors and Collars

           Among the Hedging and Derivatives into which the Fund may be authorized to enter are interest rate, currency and index swaps, the purchase or sale of related caps, floors and collars and other derivatives. The Fund will enter into these transactions primarily to seek to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund will use these transactions for non-speculative purposes and will not sell interest rate caps or floors if it does not own securities or other instruments providing the income the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling the interest rate floor to the extent that a specified index falls below a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specific index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return with a predetermined range of interest rates or values.

           The Fund will usually enter into interest rate swaps on a net basis, that is, the two payments streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors, collars and other similar derivatives are entered into for good faith hedging or other non-speculative purposes, they do not constitute senior securities under the Investment Company Act of 1940, as amended, and, thus, will be treated as being subject to the Fund's borrowing restrictions. The Fund will not enter into any swap, cap, floor, collar or other derivative transaction unless the Counterparty is deemed creditworthy by the Fund's Adviser or SubAdviser. If a Counterparty defaults, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, for that reason, they are less liquid than swaps.

Risk Factors

           Hedging and Derivatives have special risks associated with them, including possible default by the Counterparty to the transaction, illiquidity and, to the extent the view of the Fund's Adviser or Sub-Adviser as to certain market movements is incorrect, the risk that the use of the Hedging and Derivatives could result in losses greater than if they had not been used. Use of put and call options could result in losses to the Fund, force the sale or purchase of the Fund's portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, or cause the Fund to hold a security it might otherwise sell.

           The use of futures and options transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related securities or currency position of the Fund could create the possibility that losses on a hedging instrument are greater than gains in the value of the Fund's position. In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses. Although the Fund's use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it will tend to limit any potential gain to a Fund that might result from an increase in value of the Fund's position. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium.

           Currency   transactions   involve   some  of  the  same   risks   and
considerations  as  other  transactions  with  similar   instruments.   Currency
transactions can result in losses to the Fund if a currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Fund is engaging in proxy hedging. Currency transactions are also subject to risks different from those of other Fund transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related transactions can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as the incurrence of transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

           Losses resulting from the use of Hedging and Derivatives will reduce the Fund's net asset value, and possibly income, and the losses can be greater than if Hedging and Derivatives had not been used.

Risks of Hedging and Derivatives Outside the United States

           When conducted outside the United States, Hedging and Derivatives may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of positions taken as part of non-U.S. Hedging and Derivatives also could be adversely affected by: (1) other complex foreign political, legal and economic factors, (2) lesser availability of data on which to make trading decisions than in the United States, (3) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts

           Use of many Hedging and Derivatives by the Fund will require, among other things, that the Fund segregate cash, liquid high grade debt obligations or other assets with its custodian, or a designated sub-custodian, to the extent the Fund's obligations are not otherwise "covered" through ownership of the underlying security, instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid high grade debt obligations at least equal to the current amount of the obligation must be segregated with the custodian or sub-custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. A call option on securities written by the Fund, for example, will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high grade debt obligations sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities that correlate with the index or to segregate liquid high grade debt obligations equal to the excess of the index value over the exercise price on a current basis. Except when the Fund enters into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency or for other non-speculative purposes, which requires no segregation, a currency contract that obligates the Fund to buy or sell a foreign currency will generally require the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund's obligations or to segregate liquid high grade debt obligations equal to the amount of the Fund's obligations.

           OTC options entered into by the Fund, including those on securities, currency, financial instruments or indices, and OCC-issued and exchange-listed index options will generally provide for cash settlement, although the Fund will not be required to do so. As a result, when the Fund sells these instruments it will segregate an amount of assets equal to its obligations under the options. OCC-issued and exchange-listed options sold by the Fund other than those described above generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

           In the case of a futures contract or an option on a futures contract, the Fund must deposit initial margin and, in some instances, daily variation margin in addition to segregating assets sufficient to meet its obligations to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. These assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets. The Fund will accrue the net amount of the excess, if any, of its obligations relating to swaps over its entitlements with respect to each swap on a daily basis and will segregate with its custodian, or designated sub-custodian, an amount of cash or liquid high grade debt obligations having an aggregate value equal to at least the accrued excess. Caps, floors and collars require segregation of assets with a value equal to Fund's net obligation, if any.

           Hedging and Derivatives may be covered by means other than those described above when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Hedging and Derivatives. The Fund could purchase a put option, for example, if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if it holds a futures contracts or forward contract, the Fund could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other Hedging and Derivatives may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

Other Limitations

           The degree to which the Fund may utilize Hedging and Derivatives may also be affected by certain provisions of the Internal Revenue Code of 1986, as amended (the "Code").

                            LIMITING INVESTMENT RISKS

           In addition to the limitations  described under "Limiting  Investment
Risks" in the Prospectuses, the Fund is subject to the following investment limitations:

           (i) The Fund may not borrow money, except that the Fund may borrow money for temporary or emergency purposes, or by engaging in reverse repurchase transactions, in an amount not exceeding 33 1/3% of the value of its total assets at the time when the loan is made and may pledge, mortgage or hypothecate no more than 1/3 of its net assets to secure such borrowings. Any borrowings representing more than 5% of the Fund's total assets must be repaid before the Fund may make additional investments.

                (ii) The Fund may not make loans, except that the Fund may: (i) purchase and hold debt instruments (including without limitation, bonds, notes, debentures or other obligations and certificates of deposit, bankers' acceptances and fixed time deposits) in accordance with its investment objectives and policies; (ii) enter into repurchase agreements with respect to portfolio securities; and (iii) lend portfolio securities with a value not in excess of one-third of the value of its total assets.

                (iii) The Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. Notwithstanding the foregoing, with respect to the Fund's permissible futures and options transactions, positions in options and futures shall not be subject to this restriction.

                (iv) The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities) or engaging in forward purchases or sales of foreign currencies or securities.

                (v) The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by the Fund in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded.

                (vi) The Fund may not issue any senior security (as defined in the 1940 Act), except that (a) the Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) the Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; (c) subject to the restrictions set forth above, the Fund may borrow money as authorized by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to the Fund's permissible options and futures transactions, including deposits of initial and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.
          If a percentage limitation on investment or use of assets is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation.

           For purposes of investment restriction (v) above, real estate includes Real Estate Limited Partnerships.

           The following investment restrictions are nonfundamental and may be changed without shareholder approval:

                (i) The Fund may not, with respect to 75% of its assets, hold more than 10% of the outstanding voting securities of an issuer.

                (ii) The Fund may not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of the Fund.

               (iii) The Fund may not purchase or sell interests in oil, gas or mineral leases.

                (iv) The Fund may not invest more than 15% of its net assets in illiquid securities. [This limitation may be subject to additional restrictions imposed by jurisdictions in which the Fund's shares are offered for sale (currently 10%).]

                (v) The Fund may not write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent the writing, purchasing or selling of puts, calls or combinations thereof with respect to U.S. government securities or with respect to a Fund's permissible futures and options transactions, purchasing, ownership, holding or selling of futures and options positions or of puts, calls or combinations thereof with respect to futures.

                (vi) The Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. With respect to any such investment, fees are waived to the extent required under State requirements. For example, a Texas undertaking currently requires a disclosure that advisory fees pertaining to any such investments will be waived by Chase.]


           It is the Trust's position that proprietary strips, such as CATS and TIGRS, are United States Government securities. However, the Trust has been advised that the staff of the Commission's Division of Investment Management does not consider these to be United States Government securities, as defined under the Investment Company Act of 1940, as amended.

           The investment limitations described above and in the Prospectus with respect to the Fund under "Limiting Investment Risks" are fundamental policies of the Fund and may be changed only when permitted by law and approved by the holders of a majority of the Fund's outstanding voting securities, as described under "General Information."

           In order to permit the sale of its shares in certain states, the Fund may make commitments more restrictive than the investment policies and limitations described above and under the Prospectus. Should the Fund determine that any such commitment is no longer in its best interests, it will revoke the commitment by terminating sales of its shares in the state involved.


                 Portfolio Transactions and Brokerage Allocation

           Specific decisions to purchase or sell securities for the Fund are made by the Fund's portfolio manager who is an employee of the Adviser or Sub-Adviser and who is appointed and supervised by senior officers of such Adviser or Sub-Adviser. Changes in the Fund's investments are reviewed by the Board of Trustees. The Fund's portfolio manager may serve other clients of the Adviser or Sub-Adviser in a similar capacity.

           The frequency of the Fund's portfolio transactions -- the portfolio turnover rate -will vary from year to year depending upon market conditions. Because a high turnover rate may increase transaction costs and the possibility of taxable short-term gains (see "Tax Matters" in the Prospectus), the Adviser or Sub-Adviser will weigh the added costs of short-term investment against anticipated gains. For the fiscal year ending __________, 1996 the annual rate of portfolio turnover for the Fund is expected not to exceed 100%.

           Under the Advisory Agreement and the Sub-Advisory Agreement, the Adviser shall use its best efforts to seek to execute portfolio transactions at prices which, under the circumstances, result in total costs or proceeds being the most favorable to the Funds.

           The Adviser or Sub-Adviser attempts to achieve this result by selecting broker-dealers to execute portfolio transactions on behalf of the Fund and other clients of the Adviser or Sub-Adviser on the basis of their professional capability, the value and quality of their brokerage services, and the level of their brokerage commissions. Debt securities are traded principally in the over-the-counter market through dealers acting on their own account and not as brokers. In the case of securities traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), the Adviser or Sub-Adviser normally seeks to deal directly with the primary market makers unless, in its opinion, best execution is available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the Adviser or Sub-Adviser on the tender of the Fund's portfolio securities in so-called tender or exchange offers. Such soliciting dealer fees are in effect recaptured for the Fund by the Adviser or Sub-Adviser. At present, no other recapture arrangements are in effect.

           Under the Fund's Investment Advisory (Sub-Advisory) Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser or SubAdviser may cause the Fund to pay a broker-dealer which provides brokerage and research services to the Adviser or Sub-Adviser, the Funds and/or other accounts for which the Adviser or Sub-Adviser exercises investment discretion an amount of commission for effecting a securities transaction for the Funds in excess of the amount other broker-dealers would have charged for the transaction if the Adviser or Sub-Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Adviser or Sub-Adviser's overall responsibilities to the Fund or to accounts over which they exercise investment discretion. Not all of such services are useful or of value in advising the Fund. The Adviser or SubAdviser shall report to the Board of Trustees of the Trust regarding overall commissions paid by the Funds and their reasonableness in relation to the benefits to the Funds.

           The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or of purchasers or sellers of securities, furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

           Although commissions paid on every transaction will, in the judgment of the Adviser or Sub-Adviser, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Fund and the Adviser or Sub-Adviser's other clients as part of providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.

           Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Adviser or Sub-Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold through such broker-dealers, but at present, unless otherwise directed by the Fund, a commission higher than one charged elsewhere will not be paid to such a firm solely because it provided Research to the Adviser or Sub-Adviser.

           The Adviser or Sub-Adviser's investment management personnel will attempt to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by the Adviser or Sub-Adviser as a consideration in the selection of brokers to execute portfolio transactions. However, the Adviser or Sub-Adviser would be unable to quantify the amount of commissions which are paid as a result of such Research because a substantial number of transactions are effected through brokers which provide Research but which are selected principally because of their execution capabilities.

           The management fees that the Fund pays to the Adviser or Sub-Adviser will not be reduced as a consequence of the Adviser or Sub-Adviser's receipt of brokerage and research services. To the extent the Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid, by an amount which cannot be presently determined. Such services would be useful and of value to the Adviser or Sub-Adviser in serving one or more of the Fund and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Adviser or Sub-Adviser in carrying out its obligations to the Fund. While such services are not expected to reduce the expenses of the Adviser or Sub-Adviser, the Adviser or Sub-Adviser would, through use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.

           In certain instances, there may be securities that are suitable for one or more of the Funds as well as one or more of the Adviser or Sub-Adviser's other clients. Investment decisions for the Fund and for the Adviser or Sub-Adviser's other clients are made with a view to achieving their respective investment objectives. It may develop that the same investment decision is made for more than one client or that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. In executing portfolio transactions for a Fund, the Adviser or SubAdviser may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be sold or purchased with those of other Funds or its other clients if, in the Adviser or Sub-Adviser's reasonable judgment, such aggregation (i) will result in an overall economic benefit to the Fund, taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses, and trading requirements, and (ii) is not inconsistent with the policies set forth in the Trust's registration statement and the Fund's Prospectus and Statement of Additional Information. In such event, the Adviser or Sub-Adviser will allocate the securities so purchased or sold, and the expenses incurred in the transaction, in an equitable manner, consistent with its fiduciary obligations to the Fund and such other clients. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. However, it is believed that the ability of the Fund to participate in volume transactions will generally produce better executions for the Fund.

           For the period from ___________, 1995 through ___________,  1995, the
Fund paid aggregate brokerage commissions of $______.

           No portfolio transactions are executed with the Adviser or Sub-Adviser or a Shareholder Servicing Agent, or with any affiliate of the Adviser or Sub-Adviser or a Shareholder Servicing Agent, acting either as principal or as broker.
                             PERFORMANCE INFORMATION

                              Total Rate of Return

           The Fund's total rate of return for any period will be  calculated by
(a) dividing (i) the sum of the net asset value per share on the last day of the period and the net asset value per share on the last day of the period of shares purchasable with dividends and capital gains declared during such period with respect to a share held at the beginning of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) the public offering price per share on the first day of such period, and (b) subtracting 1 from the result. The average annual rate of return quotation will be calculated by (x) adding 1 to the period total rate of return quotation as calculated above, (y) raising such sum to a power which is equal to 365 divided by the number of days in such period, and (z) subtracting 1 from the result.

           For the period from ___________, 1995 (commencement of operations) to ___________, 1995, the total return for the A shares of the Fund after the maximum initial sales charge of 4.25% was _____%. The total return for the same period without the effect of the maximum sales load was _____%.

                                Yield Quotations

           Any current "yield" quotation of the Fund shall consist of an annualized hypothetical yield, carried at least to the nearest hundredth of one percent, based on a thirty calendar day period and shall be calculated by (a) raising to the sixth power the sum of 1 plus the quotient obtained by dividing the Fund's net investment income earned during the period by the product of the average daily number of shares outstanding during the period that were entitled to receive dividends and the maximum offering price per share on the last day of the period, (b) subtracting 1 from the result, and (c) multiplying the result by 2.

           The yield of the A Shares of the Fund for the thirty-day period ended ___________, 1996 was ____%.

                      Non-Standardized Performance Results

           From time to time, the Fund may provide certain non-standardized performance results, if any, in addition to the total rate of return quotations required by the Securities and Exchange Commission. As discussed more fully in the Prospectus, neither these performance results, nor total rate of return quotations, should be considered as representative of the performance of the Fund in the future. These factors and the possible differences in the methods used to calculate performance results and total rates of return should be considered when comparing such performance results and total rate of return quotations of the Fund with those published for other investment companies and other investment vehicles.


Period          Value of             Value of
Ended           Initial $10,000      Capital Gains             Reinvested
 /  /95 *       Investment           Distributions             Dividends           Total Value

A Shares:             $                    $    -                    $                    $

B Shares:             $                    $    -                    $    -               $

* Period  represents  ___________,  1995 through  ___________,  1996 for Class A Shares.


           After the Maximum Sales charge of 4.25% for Class A Shares, the figure for the same period was as follows:

Period            Value of           Value of
Ended           Initial $10,000      Capital Gains              Reinvested
 /  /95          Investment          Distributions             Dividends           Total Value

A Shares:             $              -          $                         $                    $


                        DETERMINATION OF NET ASSET VALUE

           The Fund determines its net asset value per Share each day as of the regular close of the New York Stock Exchange, or 4:15 p.m. for options, during which the New York Stock Exchange is open for trading (a "Fund Business Day"), by dividing the value of its net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued (which is apportioned between the classes to obtain net assets by class), by the number of its shares outstanding at the time the determination is made. (As of the date of this Statement of Additional Information, the New York Stock Exchange is open for trading every weekday except for the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.) Purchases and redemptions will be effected at the time of determination of net asset value next following the receipt of any purchase or redemption order. (See "Purchases and Redemptions of Shares" in the Prospectus.)

           Equity securities are valued at the last sale price on the exchange on which they are primarily traded or on the NASDAQ National Market System, or at the last quoted bid price for securities in which there were no sales during the day or for other unlisted (over-the-counter) securities not reported on the NASDAQ National Market System. Bonds and other fixed income securities (other than short-term obligations, but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-Term obligations which mature in 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Futures and option contracts that are traded on commodities or securities exchanges are normally valued at the settlement price on the exchange on which they are traded. Portfolio securities (other than short-term obligations) for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

           Interest income on long-term obligations in the Fund's portfolio is determined on the basis of coupon interest accrued plus amortization of discount (the difference between acquisition price and stated redemption price at maturity) and premiums (the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest and discount accrued less amortization of premium.

           Subject to compliance with applicable regulations, the Fund has reserved the right to pay the redemption price of its Shares, either totally or partially, by a distribution in kind of portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trust has filed an election under Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule.


                                   TAX MATTERS

           The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

Qualification as a Regulated Investment Company

           The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) and at least 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and can therefore satisfy the Distribution Requirement.

           In addition to satisfying the Distribution Requirement, a regulated investment company must: (1) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement"); and (2) derive less than 30% of its gross income (exclusive of certain gains on designated hedging transactions that are offset by realized or unrealized losses on offsetting positions) from the sale or other disposition of stock, securities or foreign currencies (or options, futures or forward contracts thereon) held for less than three months (the "Short-Short Gain Test"). For purposes of these calculations, gross income includes tax-exempt income. However, foreign currency gains, including those derived from options, futures and forwards, will not in any event be characterized as Short-Short Gain if they are directly related to the regulated investment company's investments in stock or securities (or options or futures thereon). Because of the Short-Short Gain Test, the Fund may have to limit the sale of appreciated securities that it has held for less than three months. However, the ShortShort Gain Test will not prevent the Fund from disposing of investments at a loss, since the recognition of a loss before the expiration of the three-month holding period is disregarded for this purpose. Interest (including original issue discount) received by the Fund at maturity or upon the disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of the Short-Short Gain Test. However, income that is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose.

           In general, gain or loss recognized by the Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation (including a municipal obligation) purchased by the Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation.

           Further, the Code also treats as ordinary income, a portion of the capital gain attributable to a transaction where substantially all of the return realized is attributable to the time value of the Fund's net investment in the transaction and: (1) the transaction consists of the acquisition of property by the Fund and a contemporaneous contract to sell substantially identical property in the future; (2) the transaction is a straddle within the meaning of Section 1092 of the Code; (3) the transaction is one that was marketed or sold to the Fund on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (4) the transaction is described as a conversion transaction in the Treasury Regulations. The amount of the gain recharacterized generally will not exceed the amount of the interest that would have accrued on the net investment for the relevant period at a yield equal to 120% of the federal long-term, mid-term, or short-term rate, depending upon the type of instrument at issue, reduced by an amount equal to: (1) prior inclusions of ordinary income items from the conversion transaction; and (2) the capitalized interest on acquisition indebtedness under Code Section 263(g). Built-in losses will be preserved where the Fund has a built-in loss with respect to property that becomes a part of a conversion transaction. No authority exists that indicates that the converted character of the income will not be passed to the Fund's shareholders.

           In general, for purposes of determining whether capital gain or loss recognized by the Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if: (1) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held by the Fund as part of a "straddle" (which term generally excludes a situation where the asset is stock and the Fund grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto); or (3) the asset is stock and the Fund grants an in-the-money qualified covered call option with respect thereto. However, for purposes of the ShortShort Gain Test, the holding period of the asset disposed of may be reduced only in the case of clause (i) above. In addition, the Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

           Any gain recognized by the Fund on the lapse of, or any gain or loss recognized by the Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss. For purposes of the Short-Short Gain Test, the holding period of an option written by the Fund will commence on the date it is written and end on the date it lapses or the date a closing transaction is entered into. Accordingly, the Fund may be limited in its ability to write options which expire within three months and to enter into closing transactions at a gain within three months of the writing of options.

           The Fund's investments in options, futures contracts and forward contracts, options on futures contracts and stock indices and certain other securities, including transactions involving actual or deemed short sales or foreign exchange gains or loses are subject to many complex and special tax rules. For example, over-the-counter options on debt securities and equity options, including options on stock and on narrow-based stock indexes, will be subject to tax under Section 1234 of the Code, generally producing a long-term or short-term capital gain or loss upon exercise, lapse or closing out of the option or sale of the underlying stock or security. Certain transactions that may be engaged in by the Fund (such as regulated futures contracts, certain foreign currency contracts, and options on stock indexes and futures contracts) will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer's obligations (or rights) under such contracts have not terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is taken into account for the taxable year together with any other gain or loss that was previously recognized upon the termination of
Section 1256 contracts during that taxable year. Any capital gain or loss for the taxable year with respect to Section 1256 contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such contracts) is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The Fund, however, may elect not to have this special tax treatment apply to Section 1256 contracts that are part of a "mixed straddle" with other investments of the Fund that are not Section 1256 contracts. The Internal Revenue Service (the "IRS") has held in several private rulings (and Treasury Regulations now provide) that gains arising from Section 1256 contracts will be treated for purposes of the Short-Short Gain Test as being derived from securities held for not less than three months if the gains arise as a result of a constructive sale under Code
Section 1256.

           Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

           In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security not the issuer of the option. However, with regard to forward currency contracts, there does not appear to be any formal or informal authority which identifies the issuer of such instrument. For purposes of asset diversification testing, obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government such as the Federal Agricultural Mortgage Corporation, the Farm Credit System Financial Assistance Corporation, a Federal Home Loan Bank, the Federal Home Loan Mortgage Association, the Government National Mortgage Corporation, and the Student Loan Marketing Association are treated as U.S. Government Securities.

           If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

Excise Tax on Regulated Investment Companies

           A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election"))(Tax-exempt interest on municipal obligations is not subject to the excise tax). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

           For purposes of the excise tax, a regulated investment company shall:
(1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) exclude foreign currency gains and losses incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

           The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.


Fund Distributions

           The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will qualify for the 70% dividends-received deduction for corporations only to the extent discussed below.

           The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. The Code provides, however, that under certain conditions only 50% of the capital gain recognized upon the Fund's disposition of "small business" stock will be subject to tax.

           Conversely, if the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, it is expected that the

Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

           Ordinary income dividends paid by the Fund with respect to a taxable year will qualify for the 70% dividends-received deduction generally available to corporations (other than corporations, such as Subchapter S corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock), excluding for this purpose under the rules of Code
Section 246(c) (3) and (4): (i) any day more than 45 days (or 90 days in the case of certain preferred stock) after the date on which the stock becomes ex-dividend and (ii) any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of Code Section 246(b) which in general limits the dividends-received deduction to 70% of the shareholder's taxable income (determined without regard to the dividends-received deduction and certain other items).

           Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum marginal rate of 28% for noncorporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. In addition, under the Superfund Amendments and Reauthorization Act of 1986, a tax is imposed for taxable years beginning after 1986 and before 1996 at the rate of 0.12% on the excess of a corporate taxpayer's AMTI (determined without regard to the deduction for that tax and the AMT net operating loss deduction) over $2 million. For purposes of the Corporate AMT and the environmental Superfund tax, the corporate dividends-received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, corporate shareholders will generally be required to take the full amount of any dividend received from a Fund into account (without a dividends-received deduction) in determining its adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its

AMTI (determined without regard to this item and the AMT net operating loss deduction)) includible in AMTI.

           Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known.

           Distributions by the Fund that do not constitute ordinary income dividends, exempt-interest dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

           Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of the Fund reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

           Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

           The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."

Sale or Redemption of Shares

           Each shareholder will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be disallowed to the extent of the amount of exempt-interest dividends received on such shares and (to the extent not disallowed) will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c)(3) and (4) (discussed above in connection with the dividends-received deduction for corporations) generally will apply in determining the holding period of shares. Long-term capital gains of noncorporate taxpayers are currently taxed at a maximum rate 11.6% lower than the maximum rate applicable to ordinary income. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

           If a shareholder (1) incurs a sales load in acquiring shares of the Fund, (2) disposes of such shares less than 91 days after they are acquired and
(3) subsequently acquires shares of the Fund or another fund at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of but shall be treated as incurred on the acquisition of the shares subsequently acquired.


Foreign Shareholders

           Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

           If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, capital gain dividends and exempt-interest dividends and amounts retained by the Fund that are designated as undistributed capital gains.

           If the  income  from the Fund is  effectively  connected  with a U.S.
trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

           In the case of foreign noncorporate shareholders, the Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of its foreign status.

           The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign taxes.


Effect of Future Legislation; Local Tax Considerations

           The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

           Rules of state and local taxation of ordinary income dividends, exempt-interest dividends and capital gain dividends from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Fund.


                             MANAGEMENT OF THE FUND

                       Trustees and Officers of the Trust

           The Trustees and officers and their principal occupations for at least the past five years are set forth below. Their titles may have varied during that period. Asterisks indicate those Trustees and officers that are "interested persons" (as defined in the 1940 Act). Unless otherwise indicated below, the address of each officer is 125 W. 55th Street, New York, New York 10019.

Trustees

FERGUS REID, III* - Chairman of the Board of Trustees; Chairman of the Board of Trustees of Mutual Fund Group and Trustee of certain Portfolios advised by Chase; Chairman and Chief Executive Officer, Lumelite Corporation, since September 1985.
Address:  971 West Road, New Canaan, Connecticut  06840.

RICHARD E. TEN HAKEN - Trustee of Mutual Fund Trust and the Portfolios. Former Chief Executive Officer, Board of Cooperative Education Services, Monroe and Orleans Counties, New York; Former Chairman of the New York State Teachers' Retirement System.
Address: 4 Barnfield Road, Pittsford, New York 14534.

WILLIAM J. ARMSTRONG - Trustee of Mutual Fund Trust and the Portfolios; Vice President and Treasurer, Ingersoll-Rand Company (Woodcliff Lake, New Jersey).
Address:  49 Aspen Way, Upper Saddle River, New Jersey  07458.

JOHN R.H. BLUM - Trustee of Mutual Fund Trust and the Portfolios; Partner in the law firm of Richards, O'Neil & Allegaert; Commissioner of Agriculture - State of Connecticut.
Address:  1 John Street, Millerton, New York  12546.

JOSEPH J. HARKINS* - Trustee of Mutual Fund Trust and the Portfolios; Retired; Commercial Sector Executive and Executive Vice President of The Chase Manhattan Bank, N.A. from 1985 through 1989. He has been employed by Chase in numerous capacities and offices since 1954. Director of Blessings Corporation, Jefferson Insurance Company of New York, Monticello Insurance Company and Nationar.
Address: 257 Plantation Circle South, Ponte Vedra South, Ponte Vedra Beach, FL 32082

H. RICHARD VARTABEDIAN* - President and Trustee of the Trust and Mutual Fund Trust; Chairman and President of the Portfolios; Retired; Senior Investment Officer, Division Executive of the Investment Management Division of The Chase Manhattan Bank, N.A., 1980-1991; responsible for investment research, trading and portfolio management for commingled funds and high net worth individuals within the U.S. Employed by Chase in various investment oriented capacities since 1960, primarily as a senior portfolio manager for institutional, ERISA and high net worth portfolios.
Address:  P.O. Box 296, Beach Road, Hendrick's Head, Southport, Maine 04576.

STUART  W.  CRAGIN,  Jr. -  Trustee  of Mutual  Fund  Trust and the  Portfolios;
President, Fairfield Testing Laboratory, Inc. He has previously served in a variety of marketing, manufacturing and general management positions with Union Camp Corp., Trinity Paper & Plastics Corp., and Canover Industries.
Address 652 Glenbrook Road, Greenwich, Connecticut 06906

IRVING L. THODE - Trustee of Mutual Fund Trust and the Portfolios; Retired; Vice President of Quotron Systems. He has previously served in a number of executive positions with Control Data Corp., including President of their Latin American operations, and General Manager of their Data Services business.
Address:   80 Perkins Road, Greenwich, Connecticut  06830

The Board of Trustees of the Trust presently has an Audit Committee. The members of the Audit Committee are Messrs. Ten Haken (Chairman), Blum, Armstrong, Harkins, Reid, and Vartabedian who will serve until [Date]. The function of the Audit Committee is to recommend independent auditors and monitor accounting and financial matters.

The Audit Committee met times during the fiscal period ended October 31, 1995.

Remuneration of Trustees and Certain Executive Officers:

           Each Trustee is reimbursed for expenses incurred in attending each meeting of the Board of Trustees or any committee thereof. Each Trustee who is not an affiliate of the Adviser or Sub-Adviser is compensated for his or her services according to a fee schedule which recognizes the fact that each Trustee also serves as a Trustee of other investment companies advised by the Adviser or Sub-Adviser. Each Trustee receives a fee, allocated among all investment companies for which the Trustee serves, which consists of an annual retainer component and a meeting fee component. Effective August 21, 1995, each Trustee of the Vista Funds receives a quarterly retainer of $12,000 and an additional per meeting fee of $1,500. Members of committees receive a meeting fee only if the committee meeting is held on a day other than a day on which a regularly scheduled meeting is held. Prior to August 21, 1995, the annual retainer was $36,000 and the permeeting fee was $1,000. The Chairman of the Trustees, Fergus Reid, has and continues to receive a 50% increment over regular Trustee total compensation for serving as Chairman and Trustee for all the investment companies advised by the Adviser or SubAdviser.

           Effective August 21, 1995, the Trustees also instituted a Retirement Plan for Eligible Trustees (the "Plan") pursuant to which each Trustee (who is not an employee of any of the Portfolios, the Adviser or Sub-Adviser, Administrator or distributor or any of their affiliates) may be entitled to certain benefits upon retirement from the Board of Trustees. Pursuant to the Plan, the normal retirement date is the date on which the eligible Trustee has attained age 65 and has completed at least five years of continuous service with one or more of the investment companies advised by the Adviser or SubAdviser (collectively, the "Covered Funds"). Each eligible Trustee is entitled to receive from the Covered Funds an annual benefit commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to 10% of the highest annual compensation received from the Covered Funds multiplied by the number of such Trustee's years of service (not in excess of 10 years) completed with respect to any of the Covered Funds. Such benefit is payable to each eligible Trustee in monthly installments for the life of the Trustee.

           Set forth in the table below are the estimated annual benefits payable to an eligible Trustee upon retirement assuming various compensation and years of service classifications. The estimated credited years of service for Messrs. Reid, Ten Haken, Armstrong, Blum, Harkins, Vartabedian, Cragin, and Thode are [insert years of service]

           The following tables indicate the compensation received by each Trustee during the fiscal period of the Portfolios which ended on October 31, 1995:



                                                                                                          Total Compensation
                                      Pension or Retirement Benefits       Estimated Annual Benefits          from Victory
                                       Accrued as Portfolio Expenses            Upon Retirement           "Portfolio Complex"
Forges Reid, III, Trustee........

Richard E. Ten Haken, Trustee....

William J. Armstrong, Trustee....

John R.H. Blum, Trustee..........

Joseph J. Harkins, Trustee.......

H. Richard Vartabedian, Trustee..

Stuart W. Cragin, Jr., Trustee...

Irving L. Thode, Trustee.........



Officers

RICHARD FABIETTI* - Treasurer and Assistant Secretary of the Trust; Vice President, Concord Financial Group, Inc.


           The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in wilful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

           The Fund pays no direct remuneration to any officer of the Trust.


                             Adviser or Sub-Adviser

           The Adviser or Sub-Adviser manages the assets of the Fund pursuant to an Investment Advisory Agreement, dated as of __________, 1996 (the "Advisory Agreement"). Subject to such policies as the Board of Trustees may determine, Chase makes investment decisions for the Fund. Pursuant to the terms of the Advisory Agreement, the Adviser or Sub-Adviser provides the Fund with such investment advice and supervision as it deems necessary for the proper supervision of the Fund's investments. The Adviser or Sub-Adviser continuously provides investment programs and determines from time to time what securities shall be purchased, sold or exchanged and what portion of the Fund's assets shall be held uninvested. The Adviser or Sub-Adviser furnishes, at its own expense, all services, facilities and personnel necessary in connection with managing the investments and effecting portfolio transactions for the Fund. The other expenses attributable to, and payable by the Fund, are described under "Expenses" in the Prospectus. The Advisory Agreement for the Fund will continue in effect from year to year only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on such Advisory Agreement.

           Under the Advisory Agreement, the Adviser or Sub-Adviser may utilize the specialized portfolio skills of all its various affiliates, thereby providing the Fund with greater opportunities and flexibility in accessing investment expertise.

           Pursuant to the terms of the Advisory Agreement, the Adviser or Sub-Adviser is permitted to render services to others. The Advisory Agreement is terminable without penalty by the Trust on behalf of the Fund on not more than 60 days', nor less than 30 days', written notice when authorized either by a majority vote of the Fund's shareholders or by a vote of a majority of the Board of Trustees of the Trust, or by the Adviser or SubAdviser on not more than 60 days', nor less than 30 days', written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Advisory Agreement provides that the Adviser or Sub-Adviser under such Agreement shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the respective Fund, except for wilful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

           In the event the operating expenses of the Fund, including all investment advisory, administration and sub-administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to the Fund imposed by the securities laws or regulations thereunder of any state in which the shares of the Fund is qualified for sale, as such limitations may be raised or lowered from time to time, the Adviser or Sub-Adviser shall reduce its advisory fee (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by the Adviser or Sub-Adviser shall be deducted from the monthly advisory fee otherwise payable with respect to the Fund during such fiscal year; and if such amounts should exceed the monthly fee, the Adviser or Sub-Adviser shall pay to the Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

           In consideration of the services provided by the Adviser or Sub-Adviser pursuant to the Advisory Agreement, the Fund pays an investment advisory fee computed and paid monthly based on a rate equal to ____ % of the Fund's average daily net assets, on an annualized basis for the Fund's then-current fiscal year. However, the Adviser or SubAdviser may voluntarily agree to waive a portion of the fees payable to it on a month-to-month basis.

           Under an investment advisory agreement between the Trust, on behalf of the Fund, and Chase, Chase may delegate a portion of its responsibilities to a subadviser. In addition, the investment advisory agreement provides that Chase may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of New Chase as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of Chase. [Chase, on behalf of the Fund, has entered into an investment sub-advisory agreement (the "Sub-Advisory Agreement") with Van Deventer & Hoch ("VD&H"), whose principal offices are located at 800 North Brand Boulevard, Suite 300, Glendale, California 91203. VD&H is a general partnership which is equally owned by individuals who serve VD&H in key professional capacities and by CBC Holdings (California), which is a wholly-owned subsidiary of Chemical Banking Corporation, a bank holding company. With respect to the day to day management of the Fund, under the sub-advisory agreement, the Sub-Adviser makes decisions concerning, and places all orders for, purchases and sales of securities and helps maintain the records relating to such purchases and sales. The Sub-Adviser may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to the Company under applicable laws and are under the common control of New Chase; provided that (i) all persons, when providing services under the sub-advisory agreement, are functioning as part of an organized group of persons, and (ii) such organized group of persons is managed at all times by authorized officers of the Sub-Adviser. This arrangement will not result in the payment of additional fees by the Fund.]


                                  Administrator

           Pursuant to an Administration Agreement, dated as of __________, 1996 (the "Administration Agreement"), Chase serves as administrator of the Trust. Chase provides certain administrative services to the Trust, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Trust's independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Trust and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. The Administrator does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

           Under the Administration Agreement Chase renders administrative services to others. The Administration Agreement will continue in effect from year to year only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities and by a majority of the Trustees who are not parties to the Administration Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The Administration Agreement is terminable without penalty by the Trust on behalf of the Fund on 60 days' written notice when authorized either by a majority vote of the Fund's shareholders or by vote of a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, or by the Administrator on 60 days' written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Administration Agreement also provides that neither Chase nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Fund, except for wilful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Administration Agreement.

           In addition, the Administration Agreement provides that, in the event the operating expenses of any Fund including all investment advisory, administration and sub-administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to the Fund imposed by the securities laws or regulations thereunder of any state in which the shares of the Fund is qualified for sale, as such limitations may be raised or lowered from time to time, Chase shall reduce its administration fee (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by Chase shall be deducted from the monthly administration fee otherwise payable to Chase during such fiscal year; and if such amounts should exceed the monthly fee, Chase shall pay to such Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

           In consideration of the services provided by Chase pursuant to the Administration Agreement, the Administrator receives from the Fund a fee computed and paid monthly at an annual rate equal to 0.03% of the Fund's average daily net assets, on an annualized basis for the Fund's then-current fiscal year. Chase may voluntarily waive a portion of the fees payable to it with respect to each Fund on a month-to-month basis.


                                  Distributor

Distribution Plan

           The Trust has adopted separate plans of distribution pursuant to Rule 12b-1 under the 1940 Act (a "Distribution Plan") including a Distribution Plan on behalf of the Fund, which provides that the Fund shall pay a distribution fee (the "Distribution Fee"), including payments to the Distributor, at an annual rate not to exceed 0.25% of its Shares average daily net assets for distribution services. The Distributor may use all or any portion of such Distribution Fee to pay for Fund expenses of printing prospectuses and reports used for sales purposes, expenses of the preparation and printing of sales literature and other such distribution-related expenses.

           The Distribution Plan provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to the Plan ("Qualified

Trustees"). The Distribution Plan requires that the Trust shall provide to the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plan. The Distribution Plan further provides that the selection and nomination of Qualified Trustees shall be committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office. The Distribution Plan may be terminated at any time by a vote of a majority of the Qualified Trustees by vote of a majority of the outstanding voting Shares of the Fund (as defined in the 1940 Act). The Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. The Fund will preserve copies of any plan, agreement or report made pursuant to the Distribution Plan for a period of not less than six years from the date of the Distribution Plan, and for the first two years such copies will be preserved in an easily accessible place.

           Since the Distribution Fee is not directly tied to actual expenses, the amount of Distribution Fee paid by each of the Shares during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. For this reason, this type of distribution fee arrangement is characterized by the staff of the Securities and Exchange Commission as being of the "compensation variety" (in contrast to "reimbursement" arrangements, such as those in which the Distributor's compensation is directly linked to its expenses). However, the Shares are not liable for any distribution expenses incurred in excess of the Distribution Fee paid.

Distribution and Sub-Administration Agreement

           The Trust has entered into a Distributor and Sub-Administration Agreement dated __________, 1996 (the "Distribution Agreement"), with the Distributor, pursuant to which the Distributor acts as the Fund's exclusive underwriter, provides certain administration services and promotes and arranges for the sale of the Fund's shares. The Distributor is a wholly-owned subsidiary of BISYS Fund Services, Inc. The Distribution Agreement provides that the Distributor will bear the expenses of printing, distributing and filing prospectuses and statements of additional information and reports used for sales purposes, and of preparing and printing sales literature and advertisements not paid for by the Distribution Plan. The Trust pays for all of the expenses for qualification of the shares of the Fund for sale in connection with the public offering of such shares, and all legal expenses in connection therewith. In addition, pursuant to the Distribution Agreement, the Distributor provides certain sub-administration services to the Trust, including providing officers, clerical staff and office space.

           The Distribution Agreement is currently in effect and will continue in effect with respect to the Fund only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities and by a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The Distribution Agreement is terminable without penalty by the Trust on behalf of the Fund on 60 days' written notice when authorized either by a majority vote of the Fund's shareholders or by vote of a majority of the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, or by the Distributor on 60 days' written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Distribution Agreement also provides that neither the Distributor nor its personnel shall be liable for any act or omission in the course of, or connected with, rendering services under the Distribution Agreement, except for wilful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.

           In the event the operating expenses of the Fund, including all investment advisory, administration and sub-administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to the Fund imposed by the securities laws or regulations thereunder of any state in which the shares of the Fund are qualified for sale, as such limitations may be raised or lowered from time to time, the Distributor shall reduce its sub-administration fee with respect to the Fund (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by the Distributor shall be deducted from the monthly sub-administration fee otherwise payable with respect to the Fund during such fiscal year; and if such amounts should exceed the monthly fee, the Distributor shall pay to the Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

           In consideration of the sub-administration services provided by the Distributor pursuant to the Distribution Agreement, the Distributor receives an annual fee, payable monthly, of 0.045% of the net assets of the Fund. However, the Distributor has voluntarily agreed to waive a portion of the fees payable to it under the Distribution Agreement with respect to the Fund on a month-to-month basis.

           Shareholder Servicing Agents, Transfer Agent and Custodian

           The Trust has entered into a shareholder servicing agreement (a "Servicing Agreement") with each Shareholder Servicing Agent to provide certain services. The fees relating to acting as liaison to shareholders and providing personal services to shareholders will not exceed, on an annualized basis, 0.25% of the average daily net assets of the Fund represented by shares owned during the period for which payment is being made by investors with whom such Shareholder Servicing Agent maintains a servicing relationship. However, each Shareholder Servicing Agent has voluntarily agreed to waive a portion of the fees payable to it under its Servicing Agreement with respect to the Fund on a month-to-month basis.

           The Trust has also entered into a Transfer Agency Agreement with DST Systems, Inc. ("DST") pursuant to which DST acts as transfer agent for the Trust. Pursuant to a Custodian Agreement, Chase acts as the custodian of the assets of the Fund for which Chase receives compensation as is from time to time agreed upon by the Trust and Chase. For additional information, see "Shareholder Servicing Agents, Transfer Agent and Custodian" in the Prospectus.

           In certain circumstances Shareholder Servicing Agents may be required to register as dealers under state law.

                             INDEPENDENT ACCOUNTANTS

           Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036 serves as independent accountants of the Fund. Price Waterhouse LLP provides the Fund with audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.


                               GENERAL INFORMATION

              Description of Shares, Voting Rights and Liabilities

           Mutual Fund Group is an open-end, management investment company organized as Massachusetts business trust under the laws of the Commonwealth of Massachusetts in 1987. Because certain of the Funds comprising the Trust, including the Fund, are "non-diversified", more than 5% of any of the assets of the Fund may be invested in the obligations of any single issuer, which may make the value of the shares in the Fund more susceptible to certain risks than shares of a diversified mutual fund.

           The Trust currently consists of __ Funds of shares of beneficial interest without par value. Certain of the Funds in the Trust may offer more than one class of shares. The Trust has reserved the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated amount all the series in a manner believed by management of the Trust to be fair and equitable. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held. Shares of each series or class generally vote separately, for example to approve investment advisory agreements or distribution plans, but shares of all series and classes vote together, to the extent required under the 1940 Act, in the election or selection of Trustees and independent accountants. With respect to shares purchased through a Shareholder Servicing Agent and, in the event written proxy instructions are not received by the Fund or its designated agent prior to a shareholder meeting at which a proxy is to be voted and the shareholder does not attend the meeting in person, the Shareholder Servicing Agent for such shareholder will be authorized pursuant to an applicable agreement with the shareholder to vote the shareholder's outstanding shares in the same proportion as the votes cast by other Fund shareholders represented at the meeting in person or by proxy.

           The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Trustees, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have, in certain circumstances, the right to remove one or more Trustees without a meeting. No material amendment may be made to the Trust's Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each portfolio affected by the amendment. The Trust's Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series or class, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and which are not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of that portfolio otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements. Shares have no preemptive or conversion rights. Shares, when issued, are fully paid and non-assessable, except as set forth below. Any series or class may be terminated (i) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two-thirds of its outstanding shares, except that if the Board of Trustees recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series' or class' outstanding shares will be sufficient, or (ii) by the vote of the holders of a majority of its outstanding shares, or (iii) by the Board of Trustees by written notice to the series' or class' shareholders. Unless each series and class is so terminated, the Trust will continue indefinitely.

           Stock certificates are issued only upon the written request of a shareholder, subject to the policies of the investor's Shareholder Servicing Agent, but the Trust will not issue a stock certificate with respect to shares that may be redeemed through expedited or automated procedures established by a Shareholder Servicing Agent.

           The Trust is an entity of the type commonly known as a "Massachusetts business trust". Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of the Trust property for any shareholder held personally liable for the obligations of the Trust. The Trust's Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

           The Trust's Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of wilful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

          The Board of Trustees has adopted a Code of Ethics addressing personal securities transactions by investment personnel and access persons and other related matters. The

Code of Ethics substantially conforms to the recommendations made by the Investment Company Institute ("ICI") (except where noted) and includes such provisions as:

          o Prohibitions on investment personnel acquiring securities in initial offerings;
          o A requirement that access persons obtain prior to acquiring securities in a private placement and that the officer granting such approval have no interest in the issuer making the private placement;
          o A restriction on access persons executing transactions for securities on a recommended list until 14 days after distribution of that list;
          o A prohibition on access persons acquiring securities that are pending execution by one of the Portfolios until 7 days after the transactions of the Portfolios are completed;
          o A prohibition of any buy or sell transaction in a particular security in a 30-day period, except as may be permitted in certain hardship cases or exigent circumstances where prior approval is obtained. This provision differs slightly from the ICI recommendation;
          o A requirement for pre-clearance of any buy or sell transaction in a particular security after 30 days, but within 60 days;
          o A requirement that any gift exceeding $75.00 from a customer must be reported to the appropriate compliance officer;
          o A requirement that access persons submit in writing any request to serve as a director or trustee of a publicly traded company;
          o A requirement that all securities transactions in excess of $1,000 be pre-cleared, except that if a person has engaged in more than $10,000 of securities transactions in a calendar quarter all securities of such person require preclearance (this de minimus exception differs slightly from the ICI recommendations); o A requirement that all access persons direct their broker-dealer to submit duplicate confirmation and customer statements to the appropriate compliance unit; and o A requirement that all access persons sign a Code of Ethics acknowledgment, affirming that they have read and understood the Code and submit a personal security holdings report upon commencement of employment or status and a personal security transaction report within 10 days of each calendar quarter thereafter.

                                Principal Holders

           As of __________, 1995, no persons owned beneficially, directly or indirectly, 5% or more of the outstanding shares of each class of shares of the Fund.

               Specimen Computations of Offering Prices Per Shares

Net Asset Value and Redemption Price per Shares of Beneficial Interest
at ___________, 1996................................................... $_____

Maximum Offering Price per Shares ....................................  $_____

                                RATINGS APPENDIX

Moody's Investors Service's Commercial Paper Ratings

         Prime-1 -- Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

         o     Leading market positions in well-established industries.

         o     High rates of return on funds employed.

         o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

         o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         o Well-established access to a range of financial markets and assured sources of alternate liquidity.

         Prime-2 -- Issuers and Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions.
Ample alternate liquidity is maintained.

Standard & Poor's Ratings Group Commercial Paper Ratings

         A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issuers determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

         A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issuers designated A-1.

                                 --------------

         Other nationally recognized statistical rating organizations ("NRSROs") have rating categories similar to those used by Moody's Investors Service and Standard and Poor's Ratings Group.

         After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the Fund to sell such security. If a security is backed by an unconditional demand feature, the issuer of the demand feature rather than the issuer of the underlying security may be relied upon in determining whether a Fund's rating criteria have been met. To the extent the ratings given by any NRSRO may change as a result of changes in such organizations or in their rating systems, the Funds will attempt to use
comparable   ratings  as  standards  for  investments  in  accordance  with  the investment policies contained in the Prospectuses and in this Statement of Additional Information.

STATEMENT OF
ADDITIONAL INFORMATION
__________, 1996


                    VISTA(sm) U.S. GOVERNMENT SECURITIES FUND
                 125 West 55th Street, New York, New York 10019



This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Prospectus offering the Fund. This Statement of Additional Information should be read in conjunction with the Prospectus offering shares of Vista U.S. Government Securities Fund (the "Fund"), dated _________, 1996. A copy of the Prospectus may be obtained by an investor without charge by contacting Vista Broker-Dealer Services, Inc., the Fund's distributor, at the above-listed address or by calling the Vista Service Center at the toll-free number listed below.

This Statement of Additional Information is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by an effective prospectus.














For more information about the Fund or your account, simply call the Vista Service Center at our toll-free number:


         1-800-34-VISTA
         Vista Service Center
         P.O. Box 419392
         Kansas City, MO  64141

                                                                  VUSGS-SAI

Table of Contents                                          Page


The Fund                                                    3
Investment Objective, Policies and Restrictions             3
Additional Investment Activities                            4
Hedging and Derivatives                                     8
Limiting Investment Risks                                  17
Performance Information                                    21
Determination of Net Asset Value                           22
Tax Matters                                                24
Management of the Fund                                     32
Independent Accountants                                    41
General Information                                        41

                                    THE FUND

                  Mutual Fund Group (the "Trust") is an open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts on May 11, 1987. The Trust presently consists of __ separate series (a "Fund" or the "Funds"). Certain of the Funds are diversified and other Funds are non-diversified, as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Under a multiple class distribution system, several of the Income and Equity Funds may be offered through two or more classes of shares.

                  The Funds' Shares are continuously offered for sale through Vista Broker-Dealer Services, Inc. ("VBDS"), the Fund's distributor (the "Distributor"), which is not affiliated with Chase Manhattan Bank, N.A.' or its affiliates, to investors who are customers of a financial institution, such as a federal or state-chartered bank, trust company, or savings and loan association that has entered into a shareholder servicing agreement with the Trust on behalf of the Fund (collectively, "Shareholder Servicing Agents") or customers of a securities broker or certain financial institutions who have entered into Selected Dealer Agreements with the Distributor. VBDS receives a distribution fee from the Fund, pursuant to the plan of distribution adopted pursuant to Rule 12b-1 of the 1940 Act.

                  The Board of Trustees of the Trust provides broad  supervision over the affairs of the Trust including the Fund. The Chase Manhattan Bank, N.A. ("Chase") is the investment adviser (the "Adviser") for the Fund. Chase Asset Management, Inc. ("CAM Inc.") is the investment sub-adviser (the "Sub-Adviser") for the Fund.] Chase also serves as the Trust's administrator (the "Administrator") and supervises the overall administration of the Trust, including the Fund. The Adviser continuously manages the investments of the Fund in accordance with the investment objective and policies of the Fund. The selection of investments for the Fund and the way in which the Fund is managed depend on the conditions and trends in the economy and the financial marketplaces. Occasionally, communications to shareholders may contain the views of the investment adviser as to current market, economic, trade and interest rate trends, as well as legislative, regulatory and monetary developments, and may include investment strategies and related matters believed to be of relevance to the Fund. A majority of the Trustees of the Trust are not affiliated with the Adviser.


                 INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

                              Investment Objective

                  VISTA U.S. GOVERNMENT SECURITIES FUND's (the "Fund") investment objective is to provide investors with as high a level of total return, consisting of income and capitol appreciation as is consistent with the preservation of capital. The Fund seeks to achieve its objective by investing primarily in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and repurchase agreements with respect thereto.

                               Investment Policies

                  The Prospectus sets forth the various investment policies applicable to the Fund. The following information supplements and should be read in conjunction with the sections of the Prospectus entitled "Investment Objective and Policies" and "Additional Information on Investment Policies and Techniques." Except for the matters specified under "Limiting Investment Risks" in the Prospectus and in this Statement of Additional Information, and as otherwise stated in the Prospectus, all matters described herein and in the Prospectus are not fundamental and may be changed by the Board of Trustees of the Trust without the approval of shareholders. See "General Information."

                        ADDITIONAL INVESTMENT ACTIVITIES

                 The discussion below supplements the information set forth in the Prospectus under "Other Investment Activities."

United States Government Securities

                  United States Treasury Obligations. The United States Treasury issues various types of marketable securities. These securities are direct obligations of the United States Government and differ primarily in the length of their maturity.

                  United States Government Agency and Instrumentality Obligations. Agencies and instrumentalities that issue or guarantee debt securities and that have been established or sponsored by the United States Government include the Government National Mortgage Association, the Banks for Cooperatives, the Export-Import Bank, the Federal Farm Credit System, the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation, the Federal Intermediate Credit Banks, the Federal Land Banks, the Federal National Mortgage Association, the Student Loan Marketing Association and Resolution Funding Corporation.

Bank Obligations

                  Bank obligations include negotiable certificates of deposit, bankers' acceptances, fixed time deposits and deposit notes. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of United States banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Fixed time deposits subject to withdrawal penalties and with respect to which the Fund cannot realize the proceeds thereon within seven days are deemed "illiquid" for the purposes of the third investment limitation set forth under "Limiting Investment Risks" in the Prospectus. Deposit notes are notes issued by commercial banks which generally bear fixed rates of interest and typically have original maturities ranging from eighteen months to five years.

                  Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Investors should also be aware that securities of foreign banks and foreign branches of United States banks may involve investment risks in addition to those relating to domestic bank obligations. Such investment risks are discussed in the Prospectus under the caption "Special Considerations and Risk Factors."

Asset-Backed Securities

                  Asset-backed securities are generally issued as pass through certificates, which represent undivided fractional ownership interests in the underlying pool of assets, or as debt instruments, which are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Assetbacked securities are often backed by a pool of assets representing the obligations of a number of different parties. Asset-backed securities frequently carry credit protection in the form of extra collateral, subordinate certificates, cash reserve accounts, letters of credit or other enhancements. For example, payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or other enhancement issued by a financial institution unaffiliated with the entities issuing the securities. Assets which, to date, have been used to back asset-backed securities include motor vehicle installment sales contracts or installment loans secured by motor vehicles, and receivables from revolving credit (credit card) agreements.

Asset-backed securities present certain risks which are, generally, related to limited interests, if any, in related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Other types of asset-backed securities will be subject to the risks associated with the underlying assets. If a letter of credit or other form of credit enhancement is exhausted or otherwise unavailable, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying assets are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

Rule 144A Securities and Section 4(2) Paper

                  As indicated in the Prospectus, the Fund may purchase certain restricted securities ("Rule 144A securities") for which there may be a secondary market of qualified institutional buyers, as contemplated by Rule 144A under the Securities Act of 1933 (the "Securities Act") and may invest in commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act ("Section 4(2) paper"). Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers. Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as the Fund who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale of
Section 4(2) paper by the purchaser must be an exempt transaction.

                  One effect of Rule 144A and Section 4(2) is that certain restricted securities may now be liquid, though there is no assurance that a liquid market for Rule 144A securities or Section 4(2) paper will develop or be maintained. The Board of Trustees of the Trust has adopted policies and procedures for the purpose of determining whether securities that are eligible for resale under Rule 144A and Section 4(2) paper are liquid or illiquid for purposes of the Fund's limitation on investment in illiquid securities. Pursuant to those policies and procedures, the Board of Trustees will delegate to the Adviser or Sub-Adviser the determination as to whether a particular instrument is liquid or illiquid, requiring that consideration be given to, among other things, the frequency of trades and quotes for the security, the number of dealers willing to sell the security and the number of potential purchasers, dealer undertakings to make a market in the security, the nature of the security and the time needed to dispose of the security. The Board of Trustees will periodically review the Fund's purchases and sales of Rule 144A securities and
Section 4(2) paper.

Floating and Variable Rate Instruments

                  Certain of the obligations that the Fund may purchase have a floating or variable rate of interest. Such obligations may include obligations issued or guaranteed by agencies or instrumentalities of the United States Government, certificates of deposit and municipal obligations. Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals. Except with respect to temporary defensive investments in short-term money market instruments, the Fund does not expect to invest more than 5% of the value of its total assets in obligations which have a floating or variable rate of interest.

                  Certain of the floating or variable rate obligations that may be purchased by the Fund may carry a demand feature that would permit the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. Such obligations include variable rate demand or master notes, which provide for periodic adjustments in the interest rate. Master demand notes, which are instruments issued pursuant to an agreement between the issuer and the holder may permit the indebtedness thereunder to vary.

                  The demand features of certain floating or variable rate obligations may permit the Fund to tender the obligations to foreign banks. The Fund's ability to receive payment in such circumstances under the demand feature from such foreign banks may involve certain of the risks associated with foreign investments, such as future political and economic developments, the possible establishments of laws or restrictions that might adversely affect the payment of the bank's obligations under the demand feature and the difficulty of obtaining or enforcing a judgment against the bank.

Stand-by Commitments

                  The Fund may acquire rights to "put" its securities at an agreed upon price within a specified period prior to their maturity date. The Fund may also enter into put transactions sometimes referred to as "stand-by commitments," which entitle the holder to same-day settlement and to receive an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. The Fund's right to exercise a stand-by commitment will be unconditional and unqualified.

                  The Fund expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund may pay for certain stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to a stand-by commitment (thus reducing the yield to maturity otherwise available for the same securities). The Fund intends to enter into stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The actual stand-by commitment will be valued at zero in determining net asset value. Where the Fund pays any consideration directly or indirectly for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the stand-by commitment is held by the Fund and will be reflected in realized gain or loss when the standby commitment is exercised or expires.

                  In the event that the issuer of a stand-by commitment acquired by the Fund defaults on its obligation to purchase the underlying security, then the Fund might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere.

                  If the value of the underlying security increases, the potential for unrealized or realized gain is reduced by the cost of the stand-by commitment. The maturity of a portfolio security will not be considered shortened by a stand-by commitment to which such obligation is subject. Therefore, stand-by commitment transactions will not affect the average weighted maturity of the Fund's portfolio.

                             HEDGING AND DERIVATIVES

                  As described in the Prospectus under "Additional Information" under the caption "Hedging and Derivatives," the Fund is authorized to use a variety of investment strategies to hedge various market risks (such as interest rates, currency exchange rates and broad or specific market movements), to manage the effective maturity or duration of debt instruments held by the Fund, or, with respect to certain strategies to seek to increase the Fund's income or gain (such investment strategies and transactions are referred to as "Hedging and Derivatives").

                  A detailed discussion of Hedging and Derivatives follows below. The Fund will not be obligated, however, to pursue any of such strategies and the Fund does not make any representation as to the availability of these techniques at this time or at any time in the future. In addition, the Fund's ability to pursue certain of these strategies may be limited by the Commodity Exchange Act, as amended, applicable rules and regulations of the Commodity Futures Trading Commission ("CFTC") thereunder and the federal income tax requirements applicable to regulated investment companies which are not operated as commodity pools.

General Characteristics of Options

                  Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many of the Hedging and Derivatives which involve options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

                  A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. The Fund's purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the Fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial futures contract, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An "American" style put or call option may be exercised at any time during the option period, whereas a "European" style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the OCC as an example, but is also applicable to other similar financial intermediaries.

                  OCC-issued and exchange-listed options, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Index options and Eurodollar instruments (which are described below under "Eurodollar Instruments") are cash settled for the net amount, if any, by which the option is "in-the-money" (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

                  The Fund's ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options, (2) restrictions on transactions imposed by an exchange, (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits, (4) interruption of the normal operations of the OCC or an exchange, (5) inadequacy of the facilities of an exchange or the OCC to handle current trading volume, or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

                  The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

                  Over-the-counter ("OTC") options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as "Counterparties" and individually referred to as a "Counterparty") through direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties. It is anticipated that the Fund will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

                  Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the term of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the Fund's Adviser or Sub-Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be met. The Fund will enter into OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker-dealers, domestic or foreign banks, or other financial institutions that are deemed creditworthy by the Fund's Adviser or Sub-Adviser. In the absence of a change in the current position of the staff of the SEC, OTC options purchased by the Fund and the amount of the Fund's obligations pursuant to an OTC operation sold by the Fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

                  If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by the Fund or will increase the Fund's income. Similarly, the sale of put options can also provide portfolio gains.

                  If and to the extent authorized to do so, the Fund may purchase and sell call options on securities and on Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices, currencies and futures contracts. All calls sold by the Fund must be "covered" (that is, the Fund must own the securities or futures contract subject to the call) or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund will expose the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument that it might otherwise have sold.

                  The Fund reserves the right to invest in options on instruments and indices which may be developed in the future to the extent consistent with applicable law, the Fund's investment objective and the restrictions set forth herein.

                  If and to the extent authorized to do so, the Fund may purchase put options on securities (whether or not the Fund holds the securities in its portfolio) and on securities indices, currencies and contracts. The Fund will not sell put options, except that they may sell put options to close out existing positions.

General Characteristics of Futures Contracts and Options on Future Contracts

                  The Fund may trade financial futures contracts or purchase or sell put and call options on those contracts as a hedge against anticipated interest rate, currency or market changes, for duration management, for risk management purposes or to increase the Fund's income or gain. Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to certain instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract and obligates the seller to deliver that position.

                  The Fund's use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC and will be entered into only for bona fide hedging, risk management (including duration management) or other permissible purposes. Maintaining a futures contract or selling an option on a futures contract will typically require the Fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets ("initial margin") that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets ("variation margin") may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery to occur.

                  The Fund will not enter into a futures contract or option thereof if, immediately thereafter, the sum of the amount of its initial margin and options thereon would exceed 5% of the current fair market value of the Fund's total assets; however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The value of all futures contracts sold by the Fund (adjusted for the historical volatility relationship between the Fund's portfolio and the contracts) will not exceed the total market value of the Fund's securities. The Fund will not engage in transactions in futures contracts or options thereon for speculative purposes but only as a hedge against changes resulting from market conditions in the values of securities in its portfolio; provided, however, that the Fund may enter into futures contracts or options thereon for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial margin and premiums on such open contracts and options would not exceed 5% of the liquidation value of the Fund's portfolio; provided, further, that in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The Fund reserves the right to comply with such different standards as may be established from time to time by CFTC rules and regulations with respect to the purchase and sale of futures contracts and options thereon. The segregation requirements with respect to futures contracts and options thereon are described below under "Use of Segregated and Other Special Accounts."

Options on Securities Indices and Other Financial Indices

               The Fund may purchase and sell call options and purchase put options on securities indices and other financial indices. In so doing, the Fund can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, options on indices settle by cash settlement; that is, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments comprising the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions

                  The Fund may engage in currency transactions with Counterparties to hedge the value of the Fund's portfolio securities denominated in particular currencies against fluctuations in relative value or to increase the Fund's income or gain. Currency transactions include currency forward contracts, exchange-listed currency futures contracts and options thereon, exchange-listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below under "Swaps, Caps, Floors and Collars." The Fund may enter into currency transactions with Counterparties that are deemed creditworthy by the Fund's Adviser or Sub-Adviser.

                  The Fund's dealings in forward currency contracts and other currency transactions such as futures contracts, options, options on futures contracts and swaps for hedging purposes may take the form of transaction hedging or position hedging. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of the Fund's portfolio securities or the receipt of income from them. Position hedging is entering into a currency transaction with respect to portfolio securities positions denominated or generally quoted in that currency. The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held by the Fund that are denominated or generally quoted in or currently convertible into the currency, other than with respect to proxy hedging as described below. The Fund may also enter into currency transactions to increase the Fund's income or gain.

               The Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the Fund has or in which the Fund expects to have exposure. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, the Fund may engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's holdings is exposed is difficult to hedge generally or difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of the Fund's securities are or are expected to be denominated, and to buy dollars. The amount of the contract would not exceed the market value of the Fund's securities denominated in linked currencies.

                  Currency transactions are subject to risks different from other portfolio transactions, as discussed below under "Risk Factors." If the Fund enters into a currency transaction, the Fund will comply with the asset segregation requirements described below under "Use of Segregated and Other Special Accounts."

[Combined Transactions

                  The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions, instead of a single Hedging and Derivative, as part of a single or combined strategy when, in the judgment of the Fund's Adviser or Sub-Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by the Fund based on the judgment of the Fund's Adviser or Sub-Adviser that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the Fund's portfolio management objective.]

Swaps, Caps, Floors and Collars

               Among the Hedging and Derivatives into which the Fund may be authorized to enter are interest rate, currency and index swaps, the purchase or sale of related caps, floors and collars and other derivatives. The Fund will enter into these transactions primarily to seek to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund will use these transactions for non-speculative purposes and will not sell interest rate caps or floors if it does not own securities or other instruments providing the income the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling the interest rate floor to the extent that a specified index falls below a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specific index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return with a predetermined range of interest rates or values.

                  The Fund will usually enter into interest rate swaps on a net basis, that is, the two payments streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors, collars and other similar derivatives are entered into for good faith hedging or other non-speculative purposes, they do not constitute senior securities under the Investment Company Act of 1940, as amended, and, thus, will be treated as being subject to the Fund's borrowing restrictions. The Fund will not enter into any swap, cap, floor, collar or other derivative transaction unless the Counterparty is deemed creditworthy by the Fund's Adviser or Sub-Adviser. If a Counterparty defaults, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, for that reason, they are less liquid than swaps.

Risk Factors

                  Hedging and Derivatives have special risks associated with them, including possible default by the Counterparty to the transaction, illiquidity and, to the extent the view of the Fund's Adviser or Sub-Adviser as to certain market movements is incorrect, the risk that the use of the Hedging and Derivatives could result in losses greater than if they had not been used. Use of put and call options could result in losses to the Fund, force the sale or purchase of the Fund's portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, or cause the Fund to hold a security it might otherwise sell.

                  The use of futures and options transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related securities or currency position of the Fund could create the possibility that losses on a hedging instrument are greater than gains in the value of the Fund's position. In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses. Although the Fund's use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it will tend to limit any potential gain to a Fund that might result from an increase in value of the Fund's position. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium.

                  Currency transactions involve some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if a currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Fund is engaging in proxy hedging. Currency transactions are also subject to risks different from those of other Fund transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related transactions can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as the incurrence of transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

                  Losses resulting from the use of Hedging and Derivatives will reduce the Fund's net asset value, and possibly income, and the losses can be greater than if Hedging and Derivatives had not been used.

Risks of Hedging and Derivatives Outside the United States

                  When conducted outside the United States, Hedging and Derivatives may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of positions taken as part of non-U.S. Hedging and Derivatives also could be adversely affected by:
(1) other complex foreign political, legal and economic factors, (2) lesser availability of data on which to make trading decisions than in the United States, (3) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts

                  Use of many Hedging and Derivatives by the Fund will require, among other things, that the Fund segregate cash, liquid high grade debt obligations or other assets with its custodian, or a designated sub-custodian, to the extent the Fund's obligations are not otherwise "covered" through ownership of the underlying security, instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid high grade debt obligations at least equal to the current amount of the obligation must be segregated with the custodian or sub-custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. A call option on securities written by the Fund, for example, will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high grade debt obligations sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities that correlate with the index or to segregate liquid high grade debt obligations equal to the excess of the index value over the exercise price on a current basis. Except when the Fund enters into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency or for other non-speculative purposes, which requires no segregation, a currency contract that obligates the Fund to buy or sell a foreign currency will generally require the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund's obligations or to segregate liquid high grade debt obligations equal to the amount of the Fund's obligations.

                  OTC options entered into by the Fund, including those on securities, currency, financial instruments or indices, and OCC-issued and exchange-listed index options will generally provide for cash settlement, although the Fund will not be required to do so. As a result, when the Fund sells these instruments it will segregate an amount of assets equal to its obligations under the options. OCC-issued and exchange-listed options sold by the Fund other than those described above generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

                  In the case of a futures contract or an option on a futures contract, the Fund must deposit initial margin and, in some instances, daily variation margin in addition to segregating assets sufficient to meet its obligations to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. These assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets. The Fund will accrue the net amount of the excess, if any, of its obligations relating to swaps over its entitlements with respect to each swap on a daily basis and will segregate with its custodian, or designated sub-custodian, an amount of cash or liquid high grade debt obligations having an aggregate value equal to at least the accrued excess. Caps, floors and collars require segregation of assets with a value equal to Fund's net obligation, if any.

                  Hedging and Derivatives may be covered by means other than those described above when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Hedging and Derivatives. The Fund could purchase a put option, for example, if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if it holds a futures contracts or forward contract, the Fund could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other Hedging and Derivatives may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

Other Limitations

                  The  degree  to  which  the  Fund  may  utilize   Hedging  and
Derivatives may also be affected by certain provisions of the Internal Revenue Code of 1986, as amended (the "Code").

                            LIMITING INVESTMENT RISKS

                  In addition to the limitations described under "Limiting Investment Risks" in the Prospectuses, the Fund is subject to the following investment limitations:

                           (1) The Fund may not borrow  money,  except  that the
                  Fund may borrow money for temporary or emergency purposes, or by engaging in reverse repurchase transactions, in an amount not exceeding 33 1/3% of the value of its total assets at the time when the loan is made and may pledge, mortgage or hypothecate no more than 1/3 of its net assets to secure such borrowings. Any borrowings representing more than 5% of the Fund's total assets must be repaid before the Fund may make additional investments.

                           (2) The Fund may not make loans, except that the Fund
                  may: (i) purchase and hold debt instruments (including without limitation, bonds, notes, debentures or other obligations and certificates of deposit, bankers' acceptances and fixed time deposits) in accordance with its investment objectives and policies; (ii) enter into repurchase agreements with respect to portfolio securities; and (iii) lend portfolio securities with a value not in excess of one-third of the value of its total assets.

                           (3) The Fund may not purchase the  securities  of any
                  issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same  industry.  Notwithstanding  the  foregoing,  with respect to the Fund's permissible futures and options transactions, positions in options and futures shall not be subject to this restriction.

                           (4) The  Fund  may  not  purchase  or  sell  physical
                  commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities) or engaging in forward purchases or sales of foreign currencies or securities.

                           (5) The Fund may not  purchase  or sell  real  estate
                  unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by the Fund in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded.

                           (6) The Fund may not issue any  senior  security  (as
                  defined in the 1940 Act), except that (a) the Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) the Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; (c) subject to the restrictions set forth above, the Fund may borrow money as authorized by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to the Fund's permissible options and futures transactions, including deposits of initial and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.

                  For purposes of investment restriction (5) above, real estate includes Real Estate Limited Partnerships.

                  The following investment restrictions are nonfundamental and may be changed without shareholder approval:

                           (1) The  Fund  may not,  with  respect  to 75% of its
                  assets,   hold  more  than  10%  of  the  outstanding   voting
                  securities of an issuer.

                           (2) The Fund may not make short sales of  securities,
                  other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of the Fund.

                           (3) The Fund may not  purchase  or sell  interests in
                  oil, gas or mineral leases.

                           (4) The Fund may not invest more than 15% of its net assets in illiquid securities. [This limitation may be subject to additional restrictions imposed by jurisdictions in which the Fund's shares are offered for sale (currently 10%).]

                           (5) The Fund may not write,  purchase or sell any put
                  or call option or any combination thereof, provided that this shall not prevent the writing, purchasing or selling of puts, calls or combinations thereof with respect to U.S. government securities or with respect to the Fund's permissible futures and options transactions, the writing, purchasing, ownership, holding or selling of futures and options positions or of puts, calls or combinations thereof with respect to futures.

                           (6) The Fund may invest up to 5% of its total  assets
                  in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. [With respect to any such investment, fees are waived to the extent required under State requirements. For example, a Texas undertaking currently requires a disclosure that advisory fees pertaining to any such investments will be waived by Chase.]

                  If a percentage limitation on investment or use of assets is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation.

                  It is the Trust's position that proprietary strips, such as CATS and TIGRS, are United States Government securities. However, the Trust has been advised that the staff of the Commission's Division of Investment Management does not consider these to be United States Government securities, as defined under the Investment Company Act of 1940, as amended.

         The investment limitations described above and in the Prospectus with respect to the Fund under "Limiting Investment Risks" are fundamental policies of the Fund and may be changed only when permitted by law and approved by the holders of a majority of the Fund's outstanding voting securities, as described under "General Information."

         In order to permit the sale of its shares in certain states, the Fund may make commitments more restrictive than the investment policies and limitations described above and under the Prospectus. Should the Fund determine that any such commitment is no longer in its best interests, it will revoke the commitment by terminating sales of its shares in the state involved.


                 Portfolio Transactions and Brokerage Allocation

                  Specific decisions to purchase or sell securities for the Fund are made by the Fund's portfolio manager who is an employee of the Adviser or Sub-Adviser and who is appointed and supervised by senior officers of such Adviser or Sub-Adviser. Changes in the Fund's investments are reviewed by the Board of Trustees. The Fund's portfolio manager may serve other clients of the Adviser or Sub-Adviser in a similar capacity.

                  The frequency of the Fund's portfolio transactions -- the portfolio turnover rate -- will vary from year to year depending upon market conditions. Because a high turnover rate may increase transaction costs and the possibility of taxable short-term gains (see "Tax Matters" in the Prospectus), the Adviser or Sub-Adviser will weigh the added costs of short-term investment against anticipated gains. For the fiscal year ending __________, 1996 the annual rate of portfolio turnover for the Fund is expected not to exceed 100%.

                  Under the Advisory Agreement and the Sub-Advisory Agreement, the Adviser shall use its best efforts to seek to execute portfolio transactions at prices which, under the circumstances, result in total costs or proceeds being the most favorable to the Funds. The Adviser or Sub-Adviser attempts to achieve this result by selecting broker-dealers to execute portfolio transactions on behalf of the Fund and other clients of the Adviser or Sub-Adviser on the basis of their professional capability, the value and quality of their brokerage services, and the level of their brokerage commissions. Debt securities are traded principally in the over-the-counter market through dealers acting on their own account and not as brokers. In the case of securities traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), the Adviser or Sub-Adviser normally seeks to deal directly with the primary market makers unless, in its opinion, best execution is available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the Adviser or Sub-Adviser on the tender of the Fund's portfolio securities in so-called tender or exchange offers. Such soliciting dealer fees are in effect recaptured for the Fund by the Adviser or Sub-Adviser. At present, no other recapture arrangements are in effect.

                  Under the Fund's Investment Advisory (Sub-Advisory) Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser or SubAdviser may cause the Fund to pay a broker-dealer which provides brokerage and research services to the Adviser or Sub-Adviser, the Funds and/or other accounts for which the Adviser or Sub-Adviser exercises investment discretion an amount of commission for effecting a securities transaction for the Funds in excess of the amount other broker-dealers would have charged for the transaction if the Adviser or Sub-Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Adviser or Sub-Adviser's overall responsibilities to the Fund or to accounts over which they exercise investment discretion. Not all of such services are useful or of value in advising the Fund. The Adviser or SubAdviser shall report to the Board of Trustees of the Trust regarding overall commissions paid by the Funds and their reasonableness in relation to the benefits to the Funds.

                  The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or of purchasers or sellers of securities, furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

                  Although commissions paid on every transaction will, in the judgment of the Adviser or Sub-Adviser, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Fund and the Adviser or Sub-Adviser's other clients as part of providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.

                  Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Adviser or Sub-Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold through such broker-dealers, but at present, unless otherwise directed by the Fund, a commission higher than one charged elsewhere will not be paid to such a firm solely because it provided Research to the Adviser or Sub-Adviser.

                  The Adviser or Sub-Adviser's investment management personnel will attempt to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by the Adviser or Sub-Adviser as a consideration in the selection of brokers to execute portfolio transactions. However, the Adviser or Sub-Adviser would be unable to quantify the amount of commissions which are paid as a result of such Research because a substantial number of transactions are effected through brokers which provide Research but which are selected principally because of their execution capabilities.

                  The management fees that the Fund pays to the Adviser or Sub-Adviser will not be reduced as a consequence of the Adviser or Sub-Adviser's receipt of brokerage and research services. To the extent the Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid, by an amount which cannot be presently determined. Such services would be useful and of value to the Adviser or Sub-Adviser in serving one or more of the Fund and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Adviser or Sub-Adviser in carrying out its obligations to the Fund. While such services are not expected to reduce the expenses of the Adviser or Sub-Adviser, the Adviser or Sub-Adviser would, through use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.

                  In certain instances, there may be securities that are suitable for one or more of the Funds as well as one or more of the Adviser or Sub-Adviser's other clients. Investment decisions for the Fund and for the Adviser or Sub-Adviser's other clients are made with a view to achieving their respective investment objectives. It may develop that the same investment decision is made for more than one client or that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. In executing portfolio transactions for a Fund, the Adviser or SubAdviser may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be sold or purchased with those of other Funds or its other clients if, in the Adviser or Sub-Adviser's reasonable judgment, such aggregation (i) will result in an overall economic benefit to the Fund, taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses, and trading requirements, and (ii) is not inconsistent with the policies set forth in the Trust's registration statement and the Fund's Prospectus and Statement of Additional Information. In such event, the Adviser or Sub-Adviser will allocate the securities so purchased or sold, and the expenses incurred in the transaction, in an equitable manner, consistent with its fiduciary obligations to the Fund and such other clients. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. However, it is believed that the ability of the Fund to participate in volume transactions will generally produce better executions for the Fund.

                  For the period from  ___________,  1995  through  ___________,
1995, the Fund paid aggregate brokerage commissions of $______.

                  No portfolio transactions are executed with the Adviser or Sub-Adviser or a Shareholder Servicing Agent, or with any affiliate of the Adviser or Sub-Adviser or a Shareholder Servicing Agent, acting either as principal or as broker.

                             PERFORMANCE INFORMATION

                              Total Rate of Return

                  The Fund's total rate of return for any period will be calculated by (a) dividing (i) the sum of the net asset value per share on the last day of the period and the net asset value per share on the last day of the period of shares purchasable with dividends and capital gains declared during such period with respect to a share held at the beginning of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) the public offering price per share on the first day of such period, and (b) subtracting 1 from the result. The average annual rate of return quotation will be calculated by (x) adding 1 to the period total rate of return quotation as calculated above, (y) raising such sum to a power which is equal to 365 divided by the number of days in such period, and (z) subtracting 1 from the result.

                  For the period from ___________, 1995 (commencement of operations) to ___________, 1995, the total return for the A shares of the Fund after the maximum initial sales charge of 4.25% was _____%. The total return for the same period without the effect of the maximum sales load was _____%.

                                Yield Quotations

                  Any current "yield" quotation of the Fund shall consist of an annualized hypothetical yield, carried at least to the nearest hundredth of one percent, based on a thirty calendar day period and shall be calculated by (a) raising to the sixth power the sum of 1 plus the quotient obtained by dividing the Fund's net investment income earned during the period by the product of the average daily number of shares outstanding during the period that were entitled to receive dividends and the maximum offering price per share on the last day of the period, (b) subtracting 1 from the result, and (c) multiplying the result by 2.

                  The yield of the A Shares of the Fund for the thirty-day period ended ___________, 1996 was ____%.

                      Non-Standardized Performance Results

                  From time to time, the Fund may provide certain non-standardized performance results, if any, in addition to the total rate of return quotations required by the Securities and Exchange Commission. As discussed more fully in the Prospectus, neither these performance results, nor total rate of return quotations, should be considered as representative of the performance of the Fund in the future. These factors and the possible differences in the methods used to calculate performance results and total rates of return should be considered when comparing such performance results and total rate of return quotations of the Fund with those published for other investment companies and other investment vehicles.


Period          Value of             Value of
Ended           Initial $10,000      Capital Gains             Reinvested
 /  /95 *       Investment           Distributions             Dividends           Total Value

A Shares:             $                    $    -                    $                    $

B Shares:             $                    $    -                    $    -               $

* Period  represents  ___________,  1995 through  ___________,  1996 for Class A Shares.


           After the Maximum Sales charge of 4.25% for Class A Shares, the figure for the same period was as follows:

Period            Value of           Value of
Ended           Initial $10,000      Capital Gains              Reinvested
 /  /95          Investment          Distributions             Dividends           Total Value

A Shares:             $              -          $                         $                    $


                        DETERMINATION OF NET ASSET VALUE

                  The Fund determines its net asset value per Share each day as of the regular close of the New York Stock Exchange, or 4:15 p.m. for options, during which the New York Stock Exchange is open for trading (a "Fund Business Day"), by dividing the value of its net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued (which is apportioned between the classes to obtain net assets by class), by the number of its shares outstanding at the time the determination is made. (As of the date of this Statement of Additional Information, the New York Stock Exchange is open for trading every weekday except for the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.) Purchases and redemptions will be effected at the time of determination of net asset value next following the receipt of any purchase or redemption order. (See "Purchases and Redemptions of Shares" in the Prospectus.)

               Equity securities are valued at the last sale price on the exchange on which they are primarily traded or on the NASDAQ National Market System, or at the last quoted bid price for securities in which there were no sales during the day or for other unlisted (over-the-counter) securities not reported on the NASDAQ National Market System. Bonds and other fixed income securities (other than short-term obligations, but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-Term obligations which mature in 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Futures and option contracts that are traded on commodities or securities exchanges are normally valued at the settlement price on the exchange on which they are traded. Portfolio securities (other than short-term obligations) for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

                  Interest income on long-term obligations in the Fund's portfolio is determined on the basis of coupon interest accrued plus amortization of discount (the difference between acquisition price and stated redemption price at maturity) and premiums (the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest and discount accrued less amortization of premium.

                  Subject to compliance with applicable regulations, the Fund has reserved the right to pay the redemption price of its Shares, either totally or partially, by a distribution in kind of portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trust has filed an election under Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule.


                                   TAX MATTERS

                  The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

Qualification as a Regulated Investment Company

               The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) and at least 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and can therefore satisfy the Distribution Requirement.

                  In addition to satisfying the Distribution Requirement, a regulated investment company must: (1) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement"); and (2) derive less than 30% of its gross income (exclusive of certain gains on designated hedging transactions that are offset by realized or unrealized losses on offsetting positions) from the sale or other disposition of stock, securities or foreign currencies (or options, futures or forward contracts thereon) held for less than three months (the "Short-Short Gain Test"). For purposes of these calculations, gross income includes tax-exempt income. However, foreign currency gains, including those derived from options, futures and forwards, will not in any event be characterized as Short-Short Gain if they are directly related to the regulated investment company's investments in stock or securities (or options or futures thereon). Because of the Short-Short Gain Test, the Fund may have to limit the sale of appreciated securities that it has held for less than three months. However, the ShortShort Gain Test will not prevent the Fund from disposing of investments at a loss, since the recognition of a loss before the expiration of the three-month holding period is disregarded for this purpose. Interest (including original issue discount) received by the Fund at maturity or upon the disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of the Short-Short Gain Test. However, income that is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose.

                  In general, gain or loss recognized by the Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation (including a municipal obligation) purchased by the Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation.

               Further, the Code also treats as ordinary income, a portion of the capital gain attributable to a transaction where substantially all of the return realized is attributable to the time value of the Fund's net investment in the transaction and: (1) the transaction consists of the acquisition of property by the Fund and a contemporaneous contract to sell substantially identical property in the future; (2) the transaction is a straddle within the meaning of Section 1092 of the Code; (3) the transaction is one that was marketed or sold to the Fund on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (4) the transaction is described as a conversion transaction in the Treasury Regulations. The amount of the gain recharacterized generally will not exceed the amount of the interest that would have accrued on the net investment for the relevant period at a yield equal to 120% of the federal long-term, mid-term, or short-term rate, depending upon the type of instrument at issue, reduced by an amount equal to: (1) prior inclusions of ordinary income items from the conversion transaction; and (2) the capitalized interest on acquisition indebtedness under Code Section 263(g). Built-in losses will be preserved where the Fund has a built-in loss with respect to property that becomes a part of a conversion transaction. No authority exists that indicates that the converted character of the income will not be passed to the Fund's shareholders.

                  In general, for purposes of determining whether capital gain or loss recognized by the Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if: (1) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held by the Fund as part of a "straddle" (which term generally excludes a situation where the asset is stock and the Fund grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto); or (3) the asset is stock and the Fund grants an in-the-money qualified covered call option with respect thereto. However, for purposes of the Short-Short Gain Test, the holding period of the asset disposed of may be reduced only in the case of clause (i) above. In addition, the Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

                  Any gain recognized by the Fund on the lapse of, or any gain or loss recognized by the Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss. For purposes of the ShortShort Gain Test, the holding period of an option written by the Fund will commence on the date it is written and end on the date it lapses or the date a closing transaction is entered into. Accordingly, the Fund may be limited in its ability to write options which expire within three months and to enter into closing transactions at a gain within three months of the writing of options.

               The Fund's investments in options, futures contracts and forward contracts, options on futures contracts and stock indices and certain other securities, including transactions involving actual or deemed short sales or foreign exchange gains or loses are subject to many complex and special tax rules. For example, over-the-counter options on debt securities and equity options, including options on stock and on narrow-based stock indexes, will be subject to tax under Section 1234 of the Code, generally producing a long-term or short-term capital gain or loss upon exercise, lapse or closing out of the option or sale of the underlying stock or security. Certain transactions that may be engaged in by the Fund (such as regulated futures contracts, certain foreign currency contracts, and options on stock indexes and futures contracts) will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer's obligations (or rights) under such contracts have not terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is taken into account for the taxable year together with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. Any capital gain or loss for the taxable year with respect to Section 1256 contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such contracts) is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The Fund, however, may elect not to have this special tax treatment apply to Section 1256 contracts that are part of a "mixed straddle" with other investments of the Fund that are not Section 1256 contracts. The Internal Revenue Service (the "IRS") has held in several private rulings (and Treasury Regulations now provide) that gains arising from Section 1256 contracts will be treated for purposes of the Short-Short Gain Test as being derived from securities held for not less than three months if the gains arise as a result of a constructive sale under Code Section 1256.

                  Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

                  In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security not the issuer of the option. However, with regard to forward currency contracts, there does not appear to be any formal or informal authority which identifies the issuer of such instrument. For purposes of asset diversification testing, obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government such as the Federal Agricultural Mortgage Corporation, the Farm Credit System Financial Assistance Corporation, a Federal Home Loan Bank, the Federal Home Loan Mortgage Association, the Government National Mortgage Corporation, and the Student Loan Marketing Association are treated as U.S. Government Securities.

                  If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

Excise Tax on Regulated Investment Companies

                  A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election"))(Tax-exempt interest on municipal obligations is not subject to the excise tax). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

                  For purposes of the excise tax, a regulated investment company shall: (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) exclude foreign currency gains and losses incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

                  The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Fund Distributions

                  The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will qualify for the 70% dividends-received deduction for corporations only to the extent discussed below.

                  The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. The Code provides, however, that under certain conditions only 50% of the capital gain recognized upon the Fund's disposition of "small business" stock will be subject to tax.

                  Conversely, if the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

                  Ordinary income dividends paid by the Fund with respect to a taxable year will qualify for the 70% dividends-received deduction generally available to corporations (other than corporations, such as Subchapter S corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock), excluding for this purpose under the rules of Code
Section 246(c) (3) and (4): (i) any day more than 45 days (or 90 days in the case of certain preferred stock) after the date on which the stock becomes ex-dividend and (ii) any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of Code Section 246(b) which in general limits the dividends-received deduction to 70% of the shareholder's taxable income (determined without regard to the dividends-received deduction and certain other items).

                  Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum marginal rate of 28% for noncorporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. In addition, under the Superfund Amendments and Reauthorization Act of 1986, a tax is imposed for taxable years beginning after 1986 and before 1996 at the rate of 0.12% on the excess of a corporate taxpayer's AMTI (determined without regard to the deduction for that tax and the AMT net operating loss deduction) over $2 million. For purposes of the Corporate AMT and the environmental Superfund tax, the corporate dividends-received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, corporate shareholders will generally be required to take the full amount of any dividend received from a Fund into account (without a dividends-received deduction) in determining its adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includible in AMTI.

                  Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known.

                  Distributions by the Fund that do not constitute ordinary income dividends, exempt-interest dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

                  Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of the Fund reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

                  Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

                  The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."

Sale or Redemption of Shares

                  Each shareholder will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be disallowed to the extent of the amount of exempt-interest dividends received on such shares and (to the extent not disallowed) will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c)(3) and (4) (discussed above in connection with the dividends-received deduction for corporations) generally will apply in determining the holding period of shares. Long-term capital gains of noncorporate taxpayers are currently taxed at a maximum rate 11.6% lower than the maximum rate applicable to ordinary income. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

                  If a shareholder (1) incurs a sales load in acquiring shares of the Fund, (2) disposes of such shares less than 91 days after they are acquired and (3) subsequently acquires shares of the Fund or another fund at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of but shall be treated as incurred on the acquisition of the shares subsequently acquired.

Foreign Shareholders

                  Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

                  If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, capital gain dividends and exempt-interest dividends and amounts retained by the Fund that are designated as undistributed capital gains.

                  If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

                  In the case of foreign noncorporate shareholders, the Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of its foreign status.

                  The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign taxes.

Effect of Future Legislation; Local Tax Considerations

                  The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

                  Rules of state and local taxation of ordinary income dividends, exemptinterest dividends and capital gain dividends from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Fund.


                             MANAGEMENT OF THE FUND

                       Trustees and Officers of the Trust

                  The Trustees and officers and their principal occupations for at least the past five years are set forth below. Their titles may have varied during that period. Asterisks indicate those Trustees and officers that are "interested persons" (as defined in the 1940 Act). Unless otherwise indicated below, the address of each officer is 125 W. 55th Street, New York, New York 10019.

Trustees

FERGUS REID, III* - Chairman of the Board of Trustees; Chairman of the Board of Trustees of Mutual Fund Group and Trustee of certain Portfolios advised by Chase; Chairman and Chief Executive Officer, Lumelite Corporation, since September 1985.
Address:  971 West Road, New Canaan, Connecticut  06840.

RICHARD E. TEN HAKEN - Trustee of Mutual Fund Trust and the Portfolios. Former Chief Executive Officer, Board of Cooperative Education Services, Monroe and Orleans Counties, New York; Former Chairman of the New York State Teachers' Retirement System.
Address: 4 Barnfield Road, Pittsford, New York 14534.

WILLIAM J. ARMSTRONG - Trustee of Mutual Fund Trust and the Portfolios; Vice President and Treasurer, Ingersoll-Rand Company (Woodcliff Lake, New Jersey).
Address:  49 Aspen Way, Upper Saddle River, New Jersey  07458.

JOHN R.H. BLUM - Trustee of Mutual Fund Trust and the Portfolios; Partner in the law firm of Richards, O'Neil & Allegaert; Commissioner of Agriculture - State of Connecticut.
Address:  1 John Street, Millerton, New York  12546.

JOSEPH J. HARKINS* - Trustee of Mutual Fund Trust and the Portfolios; Retired; Commercial Sector Executive and Executive Vice President of The Chase Manhattan Bank, N.A. from 1985 through 1989. He has been employed by Chase in numerous capacities and offices since 1954. Director of Blessings Corporation, Jefferson Insurance Company of New York, Monticello Insurance Company and Nationar.
Address: 257 Plantation Circle South, Ponte Vedra South, Ponte Vedra Beach, FL 32082

H. RICHARD VARTABEDIAN* - President and Trustee of the Trust and Mutual Fund Trust; Chairman and President of the Portfolios; Retired; Senior Investment Officer, Division Executive of the Investment Management Division of The Chase Manhattan Bank, N.A., 1980-1991; responsible for investment research, trading and portfolio management for commingled funds and high net worth individuals within the U.S. Employed by Chase in various investment oriented capacities since 1960, primarily as a senior portfolio manager for institutional, ERISA and high net worth portfolios. Address: P.O. Box 296, Beach Road, Hendrick's Head, Southport, Maine 04576.

STUART  W.  CRAGIN,  Jr. -  Trustee  of Mutual  Fund  Trust and the  Portfolios;
President, Fairfield Testing Laboratory, Inc. He has previously served in a variety of marketing, manufacturing and general management positions with Union Camp Corp., Trinity Paper & Plastics Corp., and Canover Industries. Address 652 Glenbrook Road, Greenwich, Connecticut 06906

IRVING L. THODE - Trustee of Mutual Fund Trust and the Portfolios; Retired; Vice President of Quotron Systems. He has previously served in a number of executive positions with Control Data Corp., including President of their Latin American operations, and General Manager of their Data Services business. Address: 80 Perkins Road, Greenwich, Connecticut 06830

The Board of Trustees of the Trust presently has an Audit Committee. The members of the Audit Committee are Messrs. Ten Haken (Chairman), Blum, Armstrong, Harkins, Reid, and Vartabedian who will serve until [Date]. The function of the Audit Committee is to recommend independent auditors and monitor accounting and financial matters.

The Audit Committee met times during the fiscal period ended October 31, 1995.

Remuneration of Trustees and Certain Executive Officers:

                  Each Trustee is reimbursed for expenses incurred in attending each meeting of the Board of Trustees or any committee thereof. Each Trustee who is not an affiliate of the Adviser or Sub-Adviser is compensated for his or her services according to a fee schedule which recognizes the fact that each Trustee also serves as a Trustee of other investment companies advised by the Adviser or Sub-Adviser. Each Trustee receives a fee, allocated among all investment companies for which the Trustee serves, which consists of an annual retainer component and a meeting fee component. Effective August 21, 1995, each Trustee of the Vista Funds receives a quarterly retainer of $12,000 and an additional per meeting fee of $1,500. Members of committees receive a meeting fee only if the committee meeting is held on a day other than a day on which a regularly scheduled meeting is held. Prior to August 21, 1995, the annual retainer was $36,000 and the per-meeting fee was $1,000. The Chairman of the Trustees, Fergus Reid, has and continues to receive a 50% increment over regular Trustee total compensation for serving as Chairman and Trustee for all the investment companies advised by the Adviser or Sub-Adviser.


                  Effective August 21, 1995, the Trustees also instituted a Retirement Plan for Eligible Trustees (the "Plan") pursuant to which each Trustee (who is not an employee of any of the Portfolios, the Adviser or Sub-Adviser, Administrator or distributor or any of their affiliates) may be entitled to certain benefits upon retirement from the Board of Trustees. Pursuant to the Plan, the normal retirement date is the date on which the eligible Trustee has attained age 65 and has completed at least five years of continuous service with one or more of the investment companies advised by the Adviser or SubAdviser (collectively, the "Covered Funds"). Each eligible Trustee is entitled to receive from the Covered Funds an annual benefit commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to 10% of the highest annual compensation received from the Covered Funds multiplied by the number of such Trustee's years of service (not in excess of 10 years) completed with respect to any of the Covered Funds. Such benefit is payable to each eligible Trustee in monthly installments for the life of the Trustee.

                  Set forth in the table below are the estimated annual benefits payable to an eligible Trustee upon retirement assuming various compensation and years of service classifications. The estimated credited years of service for Messrs. Reid, Ten Haken, Armstrong, Blum, Harkins, Vartabedian, Cragin, and Thode are [insert years of service]

                  The following tables indicate the compensation received by each Trustee during the fiscal period of the Portfolios which ended on October 31, 1995:



                                                                                                          Total Compensation
                                      Pension or Retirement Benefits       Estimated Annual Benefits          from Victory
                                       Accrued as Portfolio Expenses            Upon Retirement           "Portfolio Complex"
Forges Reid, III, Trustee........

Richard E. Ten Haken, Trustee....

William J. Armstrong, Trustee....

John R.H. Blum, Trustee..........

Joseph J. Harkins, Trustee.......

H. Richard Vartabedian, Trustee..

Stuart W. Cragin, Jr., Trustee...

Irving L. Thode, Trustee.........

Officers

RICHARD FABIETTI* - Treasurer and Assistant Secretary of the Trust; Vice President, Concord Financial Group, Inc.

ANN BERGIN* - Secretary; Vice President, Concord Financial Group, Inc.; and Chief Compliance Officer and Secretary, Vista Broker-Dealer Services, Inc.

           The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in wilful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

        The Fund pays no direct remuneration to any officer of the Trust.

                             Adviser or Sub-Adviser

           The Adviser manages the assets of the Fund pursuant to an Investment Advisory Agreement, dated as of __________, 1996 (the "Advisory Agreement"). Subject to such policies as the Board of Trustees may determine, Chase makes investment decisions for the Fund. Pursuant to the terms of the Advisory
Agreement, the Adviser provides the Fund with such investment advice and supervision as it deems necessary for the proper supervision of the Fund's investments. The Adviser continuously provides investment programs and determines from time to time what securities shall be purchased, sold or exchanged and what portion of the Fund's assets shall be held uninvested. The Adviser or Sub-Adviser furnishes, at its own expense, all services, facilities and personnel necessary in connection with managing the investments and effecting portfolio transactions for the Fund. The other expenses attributable to, and payable by the Fund, are described under "Expenses" in the Prospectus. The Advisory Agreement for the Fund will continue in effect from year to year only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on such Advisory Agreement.

           Under the Advisory Agreement, the Adviser or Sub-Adviser may utilize the specialized portfolio skills of all its various affiliates, thereby providing the Fund with greater opportunities and flexibility in accessing investment expertise.

           Pursuant to the terms of the Advisory Agreement, the Adviser or Sub-Adviser is permitted to render services to others. The Advisory Agreement is terminable without penalty by the Trust on behalf of the Fund on not more than 60 days', nor less than 30 days', written notice when authorized either by a majority vote of the Fund's shareholders or by a vote of a majority of the Board of Trustees of the Trust, or by the Adviser or SubAdviser on not more than 60 days', nor less than 30 days', written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Advisory Agreement provides that the Adviser or Sub-Adviser under such Agreement shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the respective Fund, except for wilful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

           In the event the operating expenses of the Fund, including all investment advisory, administration and sub-administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to the Fund imposed by the securities laws or regulations thereunder of any state in which the shares of the Fund is qualified for sale, as such limitations may be raised or lowered from time to time, the Adviser or Sub-Adviser shall reduce its advisory fee (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by the Adviser or Sub-Adviser shall be deducted from the monthly advisory fee otherwise payable with respect to the Fund during such fiscal year; and if such amounts should exceed the monthly fee, the Adviser or Sub-Adviser shall pay to the Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

           In consideration of the services provided by the Adviser or Sub-Adviser pursuant to the Advisory Agreement, the Fund pays an investment advisory fee computed and paid monthly based on a rate equal to ____ % of the Fund's average daily net assets, on an annualized basis for the Fund's then-current fiscal year. However, the Adviser or SubAdviser may voluntarily agree to waive a portion of the fees payable to it on a month-to-month basis.

           Under an investment advisory agreement between the Trust, on behalf of the Fund, and Chase, Chase may delegate a portion of its responsibilities to a subadviser. In addition, the investment advisory agreement provides that Chase may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of New Chase as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of Chase. Chase, on behalf of the Fund, has entered into an investment sub-advisory agreement (the "Sub-Advisory Agreement") with Van Deventer & Hoch ("VD&H"), whose principal offices are located at 800 North Brand Boulevard, Suite 300, Glendale, California 91203. VD&H is a general partnership which is equally owned by individuals who serve VD&H in key professional capacities and by CBC Holdings (California), which is a wholly-owned subsidiary of Chemical Banking Corporation, a bank holding company. With respect to the day to day management of the Fund, under the sub-advisory agreement, the Sub-Adviser makes decisions concerning, and places all orders for, purchases and sales of securities and helps maintain the records relating to such purchases and sales. The Sub-Adviser may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to the Company under applicable laws and are under the common control of New Chase; provided that (i) all persons, when providing services under the sub-advisory agreement, are functioning as part of an organized group of persons, and (ii) such organized group of persons is managed at all times by authorized officers of the Sub-Adviser. This arrangement will not result in the payment of additional fees by the Fund.

                                  Administrator

           Pursuant to an Administration Agreement, dated as of __________, 1996 (the "Administration Agreement"), Chase serves as administrator of the Trust. Chase provides certain administrative services to the Trust, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Trust's independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Trust and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. The Administrator does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

           Under the Administration Agreement Chase renders administrative services to others. The Administration Agreement will continue in effect from year to year only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities and by a majority of the Trustees who are not parties to the Administration Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The Administration Agreement is terminable without penalty by the Trust on behalf of the Fund on 60 days' written notice when authorized either by a majority vote of the Fund's shareholders or by vote of a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, or by the Administrator on 60 days' written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Administration Agreement also provides that neither Chase nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Fund, except for wilful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Administration Agreement.

           In addition, the Administration Agreement provides that, in the event the operating expenses of any Fund including all investment advisory, administration and sub-administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to the Fund imposed by the securities laws or regulations thereunder of any state in which the shares of the Fund is qualified for sale, as such limitations may be raised or lowered from time to time, Chase shall reduce its administration fee (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by Chase shall be deducted from the monthly administration fee otherwise payable to Chase during such fiscal year; and if such amounts should exceed the monthly fee, Chase shall pay to such Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

           In consideration of the services provided by Chase pursuant to the Administration Agreement, the Administrator receives from the Fund a fee computed and paid monthly at an annual rate equal to 0.03% of the Fund's average daily net assets, on an annualized basis for the Fund's then-current fiscal year. Chase may voluntarily waive a portion of the fees payable to it with respect to each Fund on a month-to-month basis.


                                   Distributor

Distribution Plan

           The Trust has adopted separate plans of distribution pursuant to Rule 12b-1 under the 1940 Act (a "Distribution Plan") including several Distribution Plans on behalf of the Class A Shares of certain of the Funds, including the Fund, which provides that the Fund shall pay a distribution fee (the "Distribution Fee"), including payments to the Distributor, at an annual rate not to exceed 0.25% of its Shares average daily net assets for distribution services. The Distributor may use all or any portion of such Basic Distribution Fee to pay for Fund expenses of printing prospectuses and reports used for sales purposes, expenses of the preparation and printing of sales literature and other such distribution-related expenses.

           The Class A Distribution Plan provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such Plan ("Qualified

Trustees"). The Distribution Plan requires that the Trust shall provide to the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plan. The Distribution Plan further provides that the selection and nomination of Qualified Trustees shall be committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office. The Distribution Plan may be terminated at any time by a vote of a majority of the Qualified Trustees by vote of a majority of the outstanding voting Shares of the Fund (as defined in the 1940 Act). The Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of shareholders of teh affected class and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. The Fund will preserve copies of any plan, agreement or report made pursuant to the Distribution Plans for a period of not less than six years from the date of the Distribution Plan, and for the first two years such copies will be preserved in an easily accessible place.

           Since the Distribution Fee is not directly tied to actual expenses, the amount of Distribution Fee paid by each of the Class A shares during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. For this reason, this type of distribution fee arrangement is characterized by the staff of the Securities and Exchange Commission as being of the "compensation variety" (in contrast to "reimbursement" arrangements in which the Distributor's compensation is directly linked to its expenses). However, the Shares are not liable for any distribution expenses incurred in excess of the Basic Distribution Fee paid.

Distribution and Sub-Administration Agreement

           The Trust has entered into a Distributor and Sub-Administration Agreement dated __________, 1996 (the "Distribution Agreement"), with the Distributor, pursuant to which the Distributor acts as the Fund's exclusive underwriter, provides certain administration services and promotes and arranges for the sale of the Fund's shares. The Distributor became a wholly-owned subsidiary of Concord Financial Group. The Distribution Agreement provides that the Distributor will bear the expenses of printing, distributing and filing prospectuses and statements of additional information and reports used for sales purposes, and of preparing and printing sales literature and advertisements not paid for by the Distribution Plan. The Trust pays for all of the expenses for qualification of the shares of the Fund for sale in connection with the public offering of such shares, and all legal expenses in connection therewith. In addition, pursuant to the Distribution Agreement, the Distributor provides certain sub-administration services to the Trust, including providing officers, clerical staff and office space.

               The  Distribution  Agreement  is  currently  in  effect  and will continue in effect with respect to the Fund only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities and by a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The Distribution Agreement is terminable without penalty by the Trust on behalf of the Fund on 60 days' written notice when authorized either by a majority vote of the Fund's shareholders or by vote of a majority of the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, or by the Distributor on 60 days' written notice,  and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Distribution Agreement also provides that neither the Distributor nor its personnel shall be liable for any act or omission in the course of, or connected with, rendering services under the Distribution Agreement, except for wilful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.

           In the event the operating expenses of the Fund, including all investment advisory, administration and sub-administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to the Fund imposed by the securities laws or regulations thereunder of any state in which the shares of the Fund are qualified for sale, as such limitations may be raised or lowered from time to time, the Distributor shall reduce its sub-administration fee with respect to the Fund (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by the Distributor shall be deducted from the monthly sub-administration fee otherwise payable with respect to the Fund during such fiscal year; and if such amounts should exceed the monthly fee, the Distributor shall pay to the Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

           In consideration of the sub-administration services provided by the Distributor pursuant to the Distribution Agreement, the Distributor receives an annual fee, payable monthly, of 0.045% of the net assets of the Fund. However, the Distributor has voluntarily agreed to waive a portion of the fees payable to it under the Distribution Agreement with respect to the Fund on a month-to-month basis.

           Shareholder Servicing Agents, Transfer Agent and Custodian

           The Trust has entered into a shareholder servicing agreement (a "Servicing Agreement") with each Shareholder Servicing Agent to provide certain services. The fees relating to acting as liaison to shareholders and providing personal services to shareholders will not exceed, on an annualized basis, 0.25% of the average daily net assets of the Fund represented by shares owned during the period for which payment is being made by investors with whom such Shareholder Servicing Agent maintains a servicing relationship. However, each Shareholder Servicing Agent has voluntarily agreed to waive a portion of the fees payable to it under its Servicing Agreement with respect to the Fund on a month-to-month basis.

           The Trust has also entered into a Transfer Agency Agreement with DST Systems, Inc. ("DST") pursuant to which DST acts as transfer agent for the Trust. Pursuant to a Custodian Agreement, Chase acts as the custodian of the assets of the Fund for which Chase receives compensation as is from time to time agreed upon by the Trust and Chase. For additional information, see "Shareholder Servicing Agents, Transfer Agent and Custodian" in the Prospectus.

           In certain circumstances Shareholder Servicing Agents may be required to register as dealers under state law.

                             INDEPENDENT ACCOUNTANTS

           Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036 serves as independent accountants of the Fund. Price Waterhouse LLP provides the Fund with audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.



                               GENERAL INFORMATION

              Description of Shares, Voting Rights and Liabilities

    Mutual Fund Group is an open-end, management investment company organized as Massachusetts business trust under the laws of the Commonwealth of Massachusetts in 1987. Because certain of the Funds comprising the Trust, including the Fund, are "non-diversified", more than 5% of any of the assets of the Fund may be invested in the obligations of any single issuer, which may make the value of the shares in the Fund more susceptible to certain risks than shares of a diversified mutual fund.

    The Trust currently consists of __ Funds of shares of beneficial interest without par value. Certain of the Funds in the Trust may offer more than one class of shares. The Trust has reserved the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated amount all the series in a manner believed by management of the Trust to be fair and equitable. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held. Shares of each series or class generally vote separately, for example to approve investment advisory agreements or distribution plans, but shares of all series and classes vote together, to the extent required under the 1940 Act, in the election or selection of Trustees and independent accountants. With respect to shares purchased through a Shareholder Servicing Agent and, in the event written proxy instructions are not received by the Fund or its designated agent prior to a shareholder meeting at which a proxy is to be voted and the shareholder does not attend the meeting in person, the Shareholder Servicing Agent for such shareholder will be authorized pursuant to an applicable agreement with the shareholder to vote the shareholder's outstanding shares in the same proportion as the votes cast by other Fund shareholders represented at the meeting in person or by proxy.

    Class A shares are sold at net asset value plus an initial sales charge of up to a maximum of 4.50% of the offering price.

    Selected dealers and financial consultants may receive different levels of compensation for selling one particular class of shares rather than another.

    The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Trustees, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have, in certain circumstances, the right to remove one or more Trustees without a meeting. No material amendment may be made to the Trust's Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each portfolio affected by the amendment. The Trust's Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series or class, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and which are not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of that portfolio otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements. Shares have no preemptive or conversion rights. Shares, when issued, are fully paid and non-assessable, except as set forth below. Any series or class may be terminated (i) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two-thirds of its outstanding shares, except that if the Board of Trustees recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series' or class' outstanding shares will be sufficient, or (ii) by the vote of the holders of a majority of its outstanding shares, or (iii) by the Board of Trustees by written notice to the series' or class' shareholders. Unless each series and class is so terminated, the Trust will continue indefinitely.

    Stock certificates are issued only upon the written request of a shareholder, subject to the policies of the investor's Shareholder Servicing Agent, but the Trust will not issue a stock certificate with respect to shares that may be redeemed through expedited or automated procedures established by a Shareholder Servicing Agent.

    The Trust is an entity of the type commonly known as a "Massachusetts business trust". Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of the Trust property for any shareholder held personally liable for the obligations of the Trust. The Trust's Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

    The Trust's Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of wilful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

    The Board of Trustees has adopted a Code of Ethics addressing personal securities transactions by investment personnel and access persons and other related matters. The Code of Ethics substantially conforms to the recommendations made by the Investment Company Institute ("ICI") (except where noted) and includes such provisions as:

  o Prohibitions on investment personnel acquiring securities in initial offerings; o A requirement that access persons obtain prior to acquiring securities in a private placement and that the officer granting such approval have no interest in the issuer making the private placement;
  o A restriction on access persons executing transactions for securities on a recommended list until 14 days after distribution of that list;
  o A prohibition on access persons acquiring securities that are pending execution by one of the Portfolios until 7 days after the transactions of the Portfolios are completed;
  o A prohibition of any buy or sell transaction in a particular security in a 30-day period, except as may be permitted in certain hardship cases or exigent circumstances where prior approval is obtained. This provision differs slightly from the ICI recommendation;
  o A requirement for pre-clearance of any buy or sell transaction in a particular security after 30 days, but within 60 days;
  o A requirement that any gift exceeding $75.00 from a customer must be reported to the appropriate compliance officer;
  o A requirement that access persons submit in writing any request to serve as a director or trustee of a publicly traded company;
  o A requirement that all securities transactions in excess of $1,000 be pre-cleared, except that if a person has engaged in more than $10,000 of securities transactions in a calendar quarter all securities of such person require pre-clearance (this de minimus exception differs slightly from the ICI recommendations);
  o A requirement that all access persons direct their broker-dealer to submit duplicate confirmation and customer statements to the appropriate compliance unit; and

  o A requirement that all access persons sign a Code of Ethics acknowledgment, affirming that they have read and understood the Code and submit a personal security holdings report upon commencement of employment or status and a personal security transaction report within 10 days of each calendar quarter thereafter.

                                Principal Holders

    As  of  __________,  1995,  no  persons  owned  beneficially,   directly  or
indirectly, 5% or more of the outstanding shares of each class of shares of the Fund.


               Specimen Computations of Offering Prices Per Shares

A Shares:

Net Asset Value and Redemption Price per Shares of Beneficial Interest
at ___________, 1996                                                    $_____

[B Shares:

Net Asset Value and Redemption Price per Shares of Beneficial Interest
at __________, 1996.......................................              $_____]

                                                 RATINGS APPENDIX

Moody's Investors Service's Commercial Paper Ratings

                  Prime-1 -- Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

        o Leading market positions in well-established industries.

        o High rates of return on funds employed.

        o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

        o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

        o Well-established access to a range of financial markets and assured sources of alternate liquidity.

                  Prime-2 -- Issuers and Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions.
Ample alternate liquidity is maintained.

Standard & Poor's Ratings Group Commercial Paper Ratings

                  A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issuers determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

                  A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issuers designated A-1.

                                 --------------

                  Other nationally recognized statistical rating organizations ("NRSROs") have rating categories similar to those used by Moody's Investors Service and Standard and Poor's Ratings Group.

                  After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the Fund to sell such security. If a security is backed by an unconditional demand feature, the issuer of the demand feature rather than the issuer of the underlying security may be relied upon in determining whether a Fund's rating criteria have been met. To the extent the ratings given by any NRSRO may change as a result of changes in such organizations or in their rating systems, the Funds will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectuses and in this Statement of Additional Information.

                                     PART C

                                MUTUAL FUND GROUP
                            PART C. OTHER INFORMATION


ITEM 24.  Financial Statements and Exhibits

                  List all financial statements and exhibits filed as part of the Registration Statement for the Vista Funds of Mutual Fund Group filed herein as part of this post-effective amendment.

         (a)      Financial statements

                           In Part AFinancial Highlights

                           In Part BTo be filed by Amendment

                           In Part CNone.

         (b)      Exhibits:

Exhibit
Number

1(a)  Declaration of Trust, as amended. (1)
1(b) Certificate of Amendment to Declaration of Trust dated December 14,1995(12) 1(c) Certificate of Amendment to Declaration of Trust dated October 19,1995(12) 1(d) Certificate of Amendment to Declaration of Trust dated July 25, 1993.(12)
2     By-laws, as amended. (1)
3     None.
4     Specimen share certificate. (1)
5(a)  Investment Advisory Agreements and Sub-Advisory Agreements(6)
5(b) Form of Investment Advisory Agreement for Vista Small Cap Equity Fund. (9) 5(c) Administration Agreement.(6)
5(d)  Form of Interim Investment Advisory Agreement.(12)
5(e)  Form of Proposed Investment Advisory Agreement.(12)
5(f) Form of Proposed Sub-Advisory Agreement between The Chase Manhattan Bank and Chase Asset Management, Inc.(12)
5(g)  Form of Administration Agreement.(12)
5(h) Form of Proposed Investment Subadvisory Agreement between The Chase Manhattan Bank and [Chase Asset Management, Inc./Van Deventer & Hoch].
6(a)  Distribution and Sub-Administration Agreement.(6)
6(b) Distribution and Sub-Administration Agreement dated August 21, 1995.(12) 7(a) Retirement Plan for Eligible Trustees.(12)
7(b)  Deferred Compensation Plan for Eligible Trustees.(12)
8(a)  Custodian Agreement. (1)
8(b)  Sub-Custodian Agreement. (1)
9(a)  Transfer Agency Agreement. (1)
9(b)  Administrative Services Plan. (1)
9(c)  Shareholder Servicing Agreement of Vista Mutual Funds. (1)
9(d)  Form of Shareholder Servicing Agreement of Vista Premier Funds.(1)
9(e)  Form of Shareholder Servicing Agreement. (12)
9(f)  Agreement and Plan of Reorganization and Liquidation.(12)
10    Consent of Kramer, Levin, Naftalis, Nessen, Kamin & Frankel. (12)
11    Consent of KPMG Peat Marwick, LLP.(12)
12    None.
14    None.

15(a) Rule 12b-1 Distribution Plan of Vista Mutual Funds including Selected
      Dealer Agreement and Shareholder Service Agreement. (1)
15(b) Rule 12b-1 Distribution Plan of Vista Premier Funds including Selected
      Dealer Agreement and Shareholder Service Agreement. (1)
15(c) Rule 12b-1 Distribution Plan for each of Vista Bond Fund, Vista Short-Term
      Bond
      Fund, Vista Equity Fund and Vista U.S. Government Money Market Fund including Selected Dealer Agreement and Shareholder Service Agreement.(3)
15(d) Form of Rule 12b-1 Distribution Plan for Class B shares of the Vista Prime
      Money Market Fund.(8)
15(e) Form of Rule 12b-1 Distribution Plan for Vista Asian Oceanic Shares
      Fund, Vista Japan Pacific Shares Fund, Vista U.S. Government Securities Fund and Vista European Shares Fund.(8)
15(f) Form of Rule 12b-1 Distribution Plan for Vista Small Cap Equity Fund.(9) 15(g) Proposed Rule 12b-1 Distribution Plan - Class A Shares - Vista American
      Value Fund (including forms of Selected Dealer Agreement and Shareholder Servicing Agreement).(12)
15(h) Rule 12b-1 Distribution Plan - Class B Shares (including forms of Selected
      Dealer Agreement and Shareholder Servicing Agreement).(12)
16    Schedule for Computation for Each Performance Quotation.(11)
17    None.
18    Form of Rule 18f-3 Multi-Class Plan.(12)

----------------------------

(1) Filed as an exhibit to Amendment No. 6 to the Registration Statement on Form N-1A of the Registrant (File No. 33-14196) as filed with the Securities and Exchange Commission on March 23, 1990.
(2) Filed as an exhibit to Amendment No. 11 to the Registration Statement on Form N-1A of the Registrant (File No. 33-14196) as filed with the Securities and Exchange Commission on June 8, 1992 to register shares of the Vista Balanced Fund and IEEE Spectrum Fund series of the Trust.
(3) Filed as an exhibit to Amendment No. 15 to the Registration Statement on Form N-1A of the Registrant (File No. 33-14196) as filed with the Securities and Exchange Commission on October 30, 1992.
(4) Filed as an exhibit to Amendment No. 16 to the Registration Statement on Form N-1A of the Registrant (File No. 33-14196) on December 28, 1992.
(5) Filed as an exhibit to Amendment No. 19 to the Registration Statement on Form N-1A of the Registrant (File No. 33-14196) on June 30, 1993.
(6) Filed as an exhibit to Amendment No. 23 to the Registration Statement on Form N-1A of the Registrant (File No. 33-14196) on December 30, 1993.
(7) Filed as an exhibit to Amendment No. 24 to the Registration Statement on Form N-1A of the Registrant (File No. 33-14196) on February 10, 1994.
(8) Filed as an Exhibit to Amendment No. 26 to the Registration Statement on Form N-1A of the Registrant (File No. 33-14196) on June 30, 1994.
(9) Filed as Exhibit to Amendment No. 27 to the Registration Statement on Form N-1A of the Registrant (File No. 33-14196) on October 3, 1994.
(10) Filed as Exhibit to Amendment No. 30 to the Registration Statement on Form N-1A of the Registrant (File No. 33-14196) on July 19, 1995.
(11) Filed as exhibit to Amendment No. 31 to the Registration Statement on Form N-1A of the Registrant (File No. 33-14196) on November 13, 1995.
(12)      Filed herewith.


ITEM 25. Persons Controlled by or Under Common
                  Control with Registrant

                  Not applicable

ITEM 26. Number of Holders of Securities

                                                      Number of Record
         Title of Series                     Holders as of September 30, 1995
         ---------------                     --------------------------------

                                               A            B     Institutional
                                            Shares       Shares       Shares

VISTA(SM) U.S. Government Income Fund         4,010         704        N/A
VISTA(SM) Growth and Income Fund             78,438      19,414        N/A
VISTA(SM) Capital Growth Fund                38,986      21,446        N/A
VISTA(SM) Balanced Fund                       1,255         561        N/A
VISTA(SM) Equity Fund                            70          -         N/A
VISTA(SM) Bond Fund                              78          -         N/A
VISTA(SM) Short-Term Bond Fund                   68          -         N/A
VISTA(SM) Global Fixed Income Fund              157          55        N/A
VISTA(SM) International Equity Fund           2,664       1,096        N/A
VISTA(SM) Equity Income Fund                    623          -         N/A
IEEE Balanced Fund                              432          -         N/A
VISTA(SM) Asian Oceanic Shares Fund             N/A         N/A        N/A
VISTA(SM) Japan Pacific Shares Fund             N/A         N/A        N/A
VISTA(SM) European Shares Fund                  N/A         N/A        N/A
VISTA(SM) Small Cap Equity Fund               2,245        1746        N/A


ITEM 27.  Indemnification

          Reference is hereby made to Article V of the Registrant's Declaration of Trust.

          The Trustees and officers of the Registrant and the personnel of the Registrant's investment adviser, administrator and distributor are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940.

Under the terms of the  Registrant's  Declaration  of Trust,  the Registrant may
indemnify any person who was or is a Trustee, officer or employee of the Registrant to the maximum extent permitted by law; provided, however, that any such indemnification (unless ordered by a court) shall be made by the Registrant only as authorized in the specific case upon a determination that indemnification of such persons is proper in the circumstances. Such determination shall be made (i) by the Trustees, by a majority vote of a quorum which consists of Trustees who are neither in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the proceeding, or (ii) if the required quorum is not obtainable or, if a quorum of such Trustees so directs, by independent legal counsel in a written opinion. No indemnification will be provided by the Registrant to any Trustee or officer of the Registrant for any liability to the Registrant or shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

Insofar as the conditional advancing of indemnification monies for actions based upon the Investment Company Act of 1940 may be concerned, such payments will be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds that amount to which it is ultimately determined that he is entitled to receive from the Registrant by reason of indemnification; and (iii) (a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Registrant without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Registrant's disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

                  Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of it counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 28. Business and Other Connections of Investment Adviser

          The Chase Manhattan Bank, N.A. (the "Adviser") is a commercial bank providing a wide range of banking and investment services.

          To the knowledge of the Registrant, none of the Directors or executive officers of the Adviser, except those described below, are or have been, at any time during the past two years, engaged in any other business, profession, vocation or employment of a substantial nature, except that certain Directors and executive officers of the Adviser also hold or have held various positions with bank and non-bank affiliates of the Adviser, including its parent, The Chase Manhattan Corporation. Each Director listed below is also a Director of The Chase Manhattan Corporation.


                                                 Principal Occupation or Other
                       Position with             Employment of a Substantial
Name                   the Adviser               Nature During Past Two Years
----                   -----------               ----------------------------

Thomas G. Labreque     Chairman of the         Chairman, Chief Executive Officer
                       Board,and Director      and a Director of The Chase
                                               Manhattan Corporation and a
                                               Director of AMAX, Inc.

Richard J. Boyle       Vice Chairman of the    Vice Chairman of the Board and a
                       Board and Director      Director of The Chase Manhattan
                                               Corporation and Trustee of
                                               Prudential Realty Trust

                                                 Principal Occupation or Other
                       Position with             Employment of a Substantial
Name                   the Adviser               Nature During Past Two Years
----                   -----------               ----------------------------

M. Anthony Burns       Director           Chairman of the Board, President
                                          and Chief Executive Officer of
                                          Ryder System, Inc.

Joan Ganz Cooney       Director           Chairman of the Executive
                                          Committee of the Board of Trustees,
                                          formerly Chief Executive Officer of
                                          Children's Television Workshop and
                                          a Director of each of Johnson &
                                          Johnson, Metropolitan Life
                                          Insurance Company and Xerox
                                          Corporation

Edward S. Finkelstein  Director           Retired Chairman and Chief
                                          Executive Officer and Director of
                                          R.H. Macy & Co., Inc. and a
                                          Director of Time Warner Inc.

H. Laurance Fuller     Director           Chairman, President, Chief
                                          Executive Officer and Director of
                                          Amoco Corporation and Director of
                                          Abbott Laboratories

Howard C. Kauffman     Director           Retired President of Exxon
                                          Corporation and a Director of each
                                          of Pfizer Inc. and Ryder System,Inc.

Paul W. MacAvoy        Director           Dean of Yale School of
                                          Organization and Management

David T. McLaughlin    Director           President and Chief Executive
                                          Officer of The Aspen Institute,
                                          Chairman of Standard Fuse
                                          Corporation and a Director of each
                                          of ARCO Chemical Company and
                                          Westinghouse Electric Corporation

Edmund T. Pratt, Jr.   Director           Chairman Emeritus, formerly
                                          Chairman and Chief Executive
                                          Officer, of Pfizer Inc. and a
                                          Director of each of Pfizer, Inc.,
                                          Celgene Corp., General Motors
                                          Corporation and International Paper
                                          Company

Henry B. Schacht       Director           Chairman and Chief Executive
                                          Officer of Cummins Engine
                                          Company, Inc. and a Director of

                                                 Principal Occupation or Other
                       Position with             Employment of a Substantial
Name                   the Adviser               Nature During Past Two Years
----                   -----------               ----------------------------
                                          each of American Telephone and
                                          Telegraph Company and CBS Inc.

Jairo A. Estrada       Director           Chairman of the Board and Chief
                                          Executive Officer of Garden Way
                                          Incorporated.

Donald H. Trautlein    Director           President and Chief Executive
                                          Officer of The Aspen Institute,
                                          Chairman of Standard Fuse
                                          Corporation and a Director of each
                                          of ARCO Chemical Company and
                                          Westinghouse Electric Corporation

Kay R. Whitmore        Director           Chairman of the Board, President
                                          and Chief Executive Officer and
                                          Director of Eastman Kodak Company

James L. Ferguson      Director           Retired Chairman and Chief
                                          Executive Officer of General Foods
                                          Corporation

William H. Gray III    Director
                                          President and Chief Executive
                                          Officer of the United Negro College
                                          Fund, Inc

David T. Kearns        Director           Retired Chairman and Chief
                                          Executive Officer of the Xerox
                                          Corporation

Delano E. Lewis        Director
                                          President and Chief Executive
                                          Officer of National Public Radio

John H. McArthur       Director           Dean of the Harvard Graduate
                                          School of Business Administration



ITEM 29.          Principal Underwriters

          (a) Vista Broker-Dealer Services, Inc., a wholly-owned subsidiary of BISYS Fund Services, Inc. is the underwriter for the Registrant.

          (b) The following are the Directors and officers of Vista Broker-Dealer Services, Inc., a wholly-owned subsidiary of BISYS Fund Services, Inc. The principal business address of each of these persons, with the exception of Mr. Spicer, is 125 West 55th Street, New York, New York 10022. The principal business address of Mr. Spicer is One Bush Street, San Francisco, California 94104.

                          Position and Offices           Position and Offices
Name                      with Distributor               with the Registrant
----                      ----------------               -------------------

William B. Blundin        Director and Chief Executive Officer        None

Richard E. Stierwalt      Director and Chief Operating Officer        None

Timothy M. Spicer         Director and Chairman of the Board          None

Joseph Kissel                        President                        None

George Martinez           Chief Compliance Officer       Secretary and Assistant
                          and Secretary                         Treasurer

                  (c)  Not applicable


ITEM 30.  Location of Accounts and Records

          The accounts and records of the Registrant are located, in whole or in part, at the office of the Registrant and the following locations:



     Name                                                  Address

Vista Broker-Dealer Services, Inc. a wholly-owned      125 West 55th Street
subsidiary of BISYS Fund Services, Inc.                New York, NY 10022

DST Systems, Inc.  (transfer agent)                    21 W. 10th Street
                                                       Kansas City, MO 64105

The Chase Manhattan Bank, N.A. (investment adviser     1211 Avenue of the
and custodian)                                         Americas
                                                       New York, NY 10036


Chase Lincoln First Bank, N.A. (administrator)         One Lincoln First Square
                                                       Rochester, NY 14363



ITEM 31.  Management Services

                                       Not applicable


ITEM 32.  Undertakings

                  (1) Registrant undertakes that its trustees shall promptly call a meeting of shareholders of the Trust for the purpose of voting upon the question of removal of any such trustee or trustees when requested in writing so to do by the record holders of not less than 10 per centum of the outstanding shares of the Trust. In addition, the Registrant shall, in certain circumstances, give such shareholders assistance in communicating with other shareholders of a fund as required by Section 16(c) of the Investment Company Act of 1940.

                  (2) The Registrant, on behalf of the Funds, undertakes, provided the information required by Item 5A is contained in the latest annual report to shareholders, to furnish to each person to whom a prospectus has been delivered, upon their request and without charge, a copy of the Registrant's latest annual report to shareholders.

                                                      SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York on the 20th day of December, 1995.


                                                 MUTUAL FUND GROUP



                                                 By/s/ H. Richard Vartabedian
                                                     H. Richard Vartabedian
                                                          President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


/s/ Fergus Reid, III                Chairman and Trustee       December 20, 1995
---------------------
    Fergus Reid, III

/s/ William J. Armstrong            Trustee                    December 20, 1995
------------------------------
    William J. Armstrong

/s/ John R.H. Blum                  Trustee                    December 20, 1995
------------------
    John R.H. Blum

/s/ Joseph J. Harkins               Trustee                   December 20, 1995
-------------------------------
    Joseph J. Harkins

/s/ Richard E. Ten Haken            Trustee                   December 20, 1995
------------------------
    Richard E. Ten Haken

/s/ Stuart W. Cragin, Jr.           Trustee                   December 20, 1995
-------------------------
    Stuart W. Cragin, Jr.

/s/ Irv Thode                       Trustee                    December 20, 1995
-------------------------
    Irv Thode
                                    President
/s/ H. Richard Vartabedian          and Trustee               December 20, 1995
-------------------------------
    H. Richard Vartabedian

                                    Treasurer and
/s/ Martin R. Dean                  Principal Financial       December 20, 1995
----------------------              Officer
    Martin R. Dean


*By:
         Attorney-in-Fact

                                  EXHIBIT INDEX


Exhibit
Number

1(b) Certificate of Amendment to Declaration of Trust dated December 14, 1995. 1(c) Certificate of Amendment to Declaration of Trust dated October 19, 1995. 1(d) Certificate of Amendment to Declaration of Trust dated July 25, 1993.
5(d)  Form of Interim Investment Advisory Agreement.
5(e)  Form of Proposed Investment Advisory Agreement.
5(f) Form of Proposed Sub-Advisory Agreement between The Chase Manhattan Bank and Chase Asset Management, Inc.
5(g)  Form of Administration Agreement.
5(h) Form of Proposed Investment Subadvisory Agreement between The Chase Manhattan Bank and [Chase Asset Management, Inc./Van Deventer & Hoch].
6(b)  Distribution and Sub-Administration Agreement dated August 21, 1995.
7(a)  Retirement Plan for Eligible Trustees.
7(b)  Deferred Compensation Plan for Eligible Trustees.
9(e)  Form of Shareholder Servicing Agreement.
9(f)  Agreement and Plan of Reorganization and Liquidation.
10    Consent of Kramer, Levin, Naftalis, Nessen, Kamin & Frankel.
11    Consent of KPMG Peat Marwick, LLP.
15(g) Proposed Rule 12b-1 Distribution Plan - Class A Shares - Vista American
      Value Fund (including forms of Selected Dealer Agreement and Shareholder Servicing Agreement).
15(h) Rule 12b-1 Distribution Plan - Class B Shares (including forms of Selected
      Dealer Agreement and Shareholder Servicing Agreement).
18    Form of Rule 18f-3 Multi-Class Plan.